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The following updated communication will be posted to ExxonMobil.com and may appear/be used in other corporate or affiliate communication channels. Updated 2021 Energy & Carbon Summary Published April 2021 The following updated communication will be posted to ExxonMobil.com and may appear/be used in other corporate or affiliate communication channels. Updated 2021 Energy & Carbon Summary Published April 2021

2 | Updated 2021 Energy & Carbon Summary Table of Contents 5 11 33 39 3 EXECUTIVE SUMMARY 11 STRATEGY 33 METRICS & TARGETS 39 RISK MANAGEMENT 12 Energy supply and demand trends 22 Developing and deploying scalable 34 Exceeded 2020 reduction goals; 40 ExxonMobil’s approach to technology solutions progressing further greenhouse risk management 5 GOVERNANCE 14 Considering 2°C scenarios gas reductions 30 Proactively engaging on 6 Climate change risk 16 Signposts for the evolving climate-related policy 38 Greenhouse gas emissions oversight energy landscape performance data ADDITIONAL INFORMATION 31 Providing products to help 7 Coordination and support of 17 Potential impact on proved customers reduce their emissions 43 Scope 3 emissions board committees reserves and resources 32 Mitigating emissions in Company 44 Frequently asked questions 9 Board composition and 20 Positioning for a lower-carbon operations evaluation energy future 49 TCFD mapping 50 Disclosures 51 Footnotes This publication has been updated in April 2021 to contain ExxonMobil’s 2020 data. We do not undertake to provide any updates or changes to any data or forward-looking statements in this document. The data used in our Energy & Carbon Summary are non-GAAP data. Statements of future events or conditions in this report, including projections, plans to reduce emissions and emissions intensity, sensitivity analyses, expectations, estimates, the development of future technologies, and business plans, are forward-looking statements. Actual future results or conditions, including: demand growth and relative energy mix across sources, economic sections and geographic regions; the impacts of waves of COVID-19; the impact of new technologies; production rates and reserve or resource changes; efficiency gains and cost savings; emission or emission intensity reductions; reductions in flaring; and the results of investments, could differ materially due to, for example, changes in the supply and demand for crude oil, natural gas, and petroleum and petrochemical products and resulting price impacts; the outcome of exploration and development projects; the outcome of research projects and the ability to scale new technologies on a cost- effective basis; changes in law or government policy, including drilling regulations, greenhouse gas regulations, carbon taxes or regulations, and international treaties; the actions of competitors and customers; changes in the rates of population growth, economic development, and migration patterns; trade patterns and the development and enforcement of global, regional and national mandates; military build-ups or conflicts; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operational difficulties; the pace of regional or global recovery from the COVID-19 pandemic and actions taken by governments or consumers resulting from the pandemic; and other factors discussed in this report and in Item 1A of ExxonMobil’s most recent Form 10-K and subsequent Form 10-Qs. This document is a shareholder requested publication and is purposefully focused on unknown future events. The statements and analysis in this document represent a good faith effort by the Company to address this request despite significant unknown variables as well as incomplete and, at times, inconsistent market and government policy signals. Energy demand modeling aims to replicate system dynamics of the global energy system, requiring simplifications to limit a great deal of complexity. In addition, energy demand scenarios require assumptions on a variety of parameters. As such, the outcome of any given scenario using an energy demand model comes with a high degree of uncertainty. Third-party scenarios discussed in this report reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use or inclusion herein is not an endorsement by ExxonMobil of their underlying assumptions, likelihood or probability. Any reference to ExxonMobil’s support of a third-party organization within this document does not constitute or imply an endorsement by ExxonMobil of any or all of the positions or activities of such organization. References to “resources,” “resource base,” “recoverable resources” and similar terms refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as “resource additions.” The resource base includes quantities of oil and natural gas classified as proved reserves, as well as quantities that are not yet classified as proved COVER PHOTO: reserves, but that are expected to be ultimately recoverable. The term “resource base” is not intended to correspond to SEC definitions such as “probable“ or “possible” reserves. For additional information, see the “Frequently Used Terms” on the Investors ExxonMobil is committed to producing page of the Company’s website at exxonmobil.com. the energy that is essential to modern life References to “oil” and “gas” include crude, natural gas liquids, bitumen, synthetic oil, and natural gas. The term “project” as used in this publication can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. while minimizing environmental impacts.2 | Updated 2021 Energy & Carbon Summary Table of Contents 5 11 33 39 3 EXECUTIVE SUMMARY 11 STRATEGY 33 METRICS & TARGETS 39 RISK MANAGEMENT 12 Energy supply and demand trends 22 Developing and deploying scalable 34 Exceeded 2020 reduction goals; 40 ExxonMobil’s approach to technology solutions progressing further greenhouse risk management 5 GOVERNANCE 14 Considering 2°C scenarios gas reductions 30 Proactively engaging on 6 Climate change risk 16 Signposts for the evolving climate-related policy 38 Greenhouse gas emissions oversight energy landscape performance data ADDITIONAL INFORMATION 31 Providing products to help 7 Coordination and support of 17 Potential impact on proved customers reduce their emissions 43 Scope 3 emissions board committees reserves and resources 32 Mitigating emissions in Company 44 Frequently asked questions 9 Board composition and 20 Positioning for a lower-carbon operations evaluation energy future 49 TCFD mapping 50 Disclosures 51 Footnotes This publication has been updated in April 2021 to contain ExxonMobil’s 2020 data. We do not undertake to provide any updates or changes to any data or forward-looking statements in this document. The data used in our Energy & Carbon Summary are non-GAAP data. Statements of future events or conditions in this report, including projections, plans to reduce emissions and emissions intensity, sensitivity analyses, expectations, estimates, the development of future technologies, and business plans, are forward-looking statements. Actual future results or conditions, including: demand growth and relative energy mix across sources, economic sections and geographic regions; the impacts of waves of COVID-19; the impact of new technologies; production rates and reserve or resource changes; efficiency gains and cost savings; emission or emission intensity reductions; reductions in flaring; and the results of investments, could differ materially due to, for example, changes in the supply and demand for crude oil, natural gas, and petroleum and petrochemical products and resulting price impacts; the outcome of exploration and development projects; the outcome of research projects and the ability to scale new technologies on a cost- effective basis; changes in law or government policy, including drilling regulations, greenhouse gas regulations, carbon taxes or regulations, and international treaties; the actions of competitors and customers; changes in the rates of population growth, economic development, and migration patterns; trade patterns and the development and enforcement of global, regional and national mandates; military build-ups or conflicts; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operational difficulties; the pace of regional or global recovery from the COVID-19 pandemic and actions taken by governments or consumers resulting from the pandemic; and other factors discussed in this report and in Item 1A of ExxonMobil’s most recent Form 10-K and subsequent Form 10-Qs. This document is a shareholder requested publication and is purposefully focused on unknown future events. The statements and analysis in this document represent a good faith effort by the Company to address this request despite significant unknown variables as well as incomplete and, at times, inconsistent market and government policy signals. Energy demand modeling aims to replicate system dynamics of the global energy system, requiring simplifications to limit a great deal of complexity. In addition, energy demand scenarios require assumptions on a variety of parameters. As such, the outcome of any given scenario using an energy demand model comes with a high degree of uncertainty. Third-party scenarios discussed in this report reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use or inclusion herein is not an endorsement by ExxonMobil of their underlying assumptions, likelihood or probability. Any reference to ExxonMobil’s support of a third-party organization within this document does not constitute or imply an endorsement by ExxonMobil of any or all of the positions or activities of such organization. References to “resources,” “resource base,” “recoverable resources” and similar terms refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as “resource additions.” The resource base includes quantities of oil and natural gas classified as proved reserves, as well as quantities that are not yet classified as proved COVER PHOTO: reserves, but that are expected to be ultimately recoverable. The term “resource base” is not intended to correspond to SEC definitions such as “probable“ or “possible” reserves. For additional information, see the “Frequently Used Terms” on the Investors ExxonMobil is committed to producing page of the Company’s website at exxonmobil.com. the energy that is essential to modern life References to “oil” and “gas” include crude, natural gas liquids, bitumen, synthetic oil, and natural gas. The term “project” as used in this publication can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. while minimizing environmental impacts.

3 | Updated 2021 Energy & Carbon Summary Executive summary EXXONMOBIL’S CLIMATE STRATEGY ExxonMobil has a long history of responsibly meeting society‘s evolving need for energy in a reliable and Mitigating emissions in Company operations sustainable manner. With a longstanding commitment to investments in technology and the ingenuity of its people, • ExxonMobil’s greenhouse gas emissions have declined approximately 13 percent from 2011 to 2020, due to energy efficiency improvements; the Company is well positioned to continue to provide the reductions in flaring, venting, and fugitive emissions; and the impact on the energy that is essential to improving lives around the company’s operations due to COVID-19. world, while managing the risks of climate change. • At year-end 2020 the Company exceeded the emission reduction goals outlined in 2018. These included: About the Energy & Carbon Summary – 15 percent reduction in methane emissions versus 2016 levels, and – 25 percent reduction in flaring versus 2016 levels. The Energy & Carbon Summary outlines ExxonMobil’s approach to managing climate risks, including Board of Directors oversight, technology investments and actions • The Company aims for industry-leading greenhouse gas performance across its businesses by 2030, and recently announced new emission reduction plans to reduce greenhouse gas emissions. It highlights the Company’s commitment to advancing sustainable, effective solutions that address the world’s growing demand for for 2025, which are projected to be consistent with the goals of the Paris Agreement. energy and the risks of climate change. • The 2025 plans include a 15 to 20 percent reduction in greenhouse gas Positioning for a lower-carbon energy future intensity of upstream operations compared to 2016 levels. This will be Under most third-party scenarios that meet the objectives of the Paris Agreement, oil supported by a: and natural gas continue to play a significant role for decades in meeting increasing – 40 to 50 percent reduction in methane intensity, and energy demand of a growing and more prosperous global population. ExxonMobil will – 35 to 45 percent reduction in flaring intensity. play an important role in meeting society’s need for energy and at the same time is committed to supporting efforts to mitigate the risk of climate change, as reflected in • The Company’s upstream operations also plan to align with the World Bank’s the four pillars of the Company’s climate strategy: initiative to eliminate routine flaring by 2030. • Mitigating emissions in Company operations. • The 2025 emission reduction plans are expected to reduce absolute • Providing products to help customers reduce their emissions. greenhouse gas emissions by an estimated 30 percent for the Company’s • Developing and deploying scalable technology solutions. upstream business. Similarly, absolute flaring and methane emissions are • Proactively engaging on climate-related policy. expected to decrease by 40 to 50 percent. The emission reduction plans cover Scope 1 and Scope 2 emissions from assets operated by the Company.3 | Updated 2021 Energy & Carbon Summary Executive summary EXXONMOBIL’S CLIMATE STRATEGY ExxonMobil has a long history of responsibly meeting society‘s evolving need for energy in a reliable and Mitigating emissions in Company operations sustainable manner. With a longstanding commitment to investments in technology and the ingenuity of its people, • ExxonMobil’s greenhouse gas emissions have declined approximately 13 percent from 2011 to 2020, due to energy efficiency improvements; the Company is well positioned to continue to provide the reductions in flaring, venting, and fugitive emissions; and the impact on the energy that is essential to improving lives around the company’s operations due to COVID-19. world, while managing the risks of climate change. • At year-end 2020 the Company exceeded the emission reduction goals outlined in 2018. These included: About the Energy & Carbon Summary – 15 percent reduction in methane emissions versus 2016 levels, and – 25 percent reduction in flaring versus 2016 levels. The Energy & Carbon Summary outlines ExxonMobil’s approach to managing climate risks, including Board of Directors oversight, technology investments and actions • The Company aims for industry-leading greenhouse gas performance across its businesses by 2030, and recently announced new emission reduction plans to reduce greenhouse gas emissions. It highlights the Company’s commitment to advancing sustainable, effective solutions that address the world’s growing demand for for 2025, which are projected to be consistent with the goals of the Paris Agreement. energy and the risks of climate change. • The 2025 plans include a 15 to 20 percent reduction in greenhouse gas Positioning for a lower-carbon energy future intensity of upstream operations compared to 2016 levels. This will be Under most third-party scenarios that meet the objectives of the Paris Agreement, oil supported by a: and natural gas continue to play a significant role for decades in meeting increasing – 40 to 50 percent reduction in methane intensity, and energy demand of a growing and more prosperous global population. ExxonMobil will – 35 to 45 percent reduction in flaring intensity. play an important role in meeting society’s need for energy and at the same time is committed to supporting efforts to mitigate the risk of climate change, as reflected in • The Company’s upstream operations also plan to align with the World Bank’s the four pillars of the Company’s climate strategy: initiative to eliminate routine flaring by 2030. • Mitigating emissions in Company operations. • The 2025 emission reduction plans are expected to reduce absolute • Providing products to help customers reduce their emissions. greenhouse gas emissions by an estimated 30 percent for the Company’s • Developing and deploying scalable technology solutions. upstream business. Similarly, absolute flaring and methane emissions are • Proactively engaging on climate-related policy. expected to decrease by 40 to 50 percent. The emission reduction plans cover Scope 1 and Scope 2 emissions from assets operated by the Company.

4 | Updated 2021 Energy & Carbon Summary EXXONMOBIL’S CLIMATE STRATEGY, continued • The Company continues to engage in efforts to encourage sound and constructive Providing products to help customers reduce their emissions policy solutions that reduce climate-related risks across the economy at the lowest cost to society, such as supporting the regulation of methane from new and • ExxonMobil is responding to product demand growth by delivering solutions that existing sources. enable customers to meet product performance requirements while reducing greenhouse gas emissions. These products and solutions include: natural gas, Governance and oversight lightweight materials and packaging, and advanced fuels and lubricants. Strong governance is essential to the long-term viability of ExxonMobil’s business. Within Developing and deploying scalable technology the Company’s robust governance framework, a rigorous risk-management approach is applied to identify and address risks associated with the business. Importantly, the solutions Board of Directors and its various committees are highly engaged and have oversight of • Commercially viable technology advances are required to achieve the Paris risk management, including as it applies to climate. The Board regularly receives updates Agreement objectives. ExxonMobil’s sustained investment in research and from internal and third-party experts on climate science and policy, evaluates climate risk development is focused on society’s highest-emitting sectors of industrial, power in the context of overall enterprise risk, including other operational, strategic and financial generation and commercial transportation, which together account for 80 percent risks, and considers the interactions among these factors, which includes in-depth of global energy-related CO emissions, and for which the current solution set analyses by Board committees. 2 is insufficient. Conclusion • ExxonMobil is working to develop breakthrough solutions in areas such as carbon The 2021 Energy & Carbon Summary contains additional detail on all of the areas capture, biofuels, hydrogen and energy-efficient process technology. described above. It updates and enhances last year’s report, and includes a Frequently • From 2000 through 2020, ExxonMobil has invested more than $10 billion to Asked Questions section as well as metrics, annual Scope 1 and Scope 2 emission data, research, develop and deploy lower-emission energy solutions, resulting in highly and a new provision of Scope 3 emissions. efficient operations that have eliminated or avoided approximately 520 million ExxonMobil supports the aims of the 2015 Paris Agreement and efforts to achieve tonnes of greenhouse gas emissions – the equivalent of taking 110 million net-zero emissions. The pillars of ExxonMobil’s climate strategy, the investments the passenger vehicles off the road for a year. Company is making in lower-emission technologies, and the actions taken to reduce emissions across its operations are consistent with these global efforts. Proactively engaging on climate-related policy ExxonMobil strives to deliver superior results while providing products and services • Recognizing climate change is a global issue that requires collaboration among that are essential to the health and welfare of billions of people around the world. The governments, private companies, consumers and other stakeholders to create Company is committed to providing reliable and affordable energy to support human meaningful solutions, ExxonMobil has participated in the Intergovernmental Panel progress while advancing effective solutions that address the risks of climate change. on Climate Change (IPCC) since its inception in 1988, is a founding member of the ExxonMobil is working to be part of the solution. Climate Leadership Council, and is part of the Oil and Gas Climate Initiative.4 | Updated 2021 Energy & Carbon Summary EXXONMOBIL’S CLIMATE STRATEGY, continued • The Company continues to engage in efforts to encourage sound and constructive Providing products to help customers reduce their emissions policy solutions that reduce climate-related risks across the economy at the lowest cost to society, such as supporting the regulation of methane from new and • ExxonMobil is responding to product demand growth by delivering solutions that existing sources. enable customers to meet product performance requirements while reducing greenhouse gas emissions. These products and solutions include: natural gas, Governance and oversight lightweight materials and packaging, and advanced fuels and lubricants. Strong governance is essential to the long-term viability of ExxonMobil’s business. Within Developing and deploying scalable technology the Company’s robust governance framework, a rigorous risk-management approach is applied to identify and address risks associated with the business. Importantly, the solutions Board of Directors and its various committees are highly engaged and have oversight of • Commercially viable technology advances are required to achieve the Paris risk management, including as it applies to climate. The Board regularly receives updates Agreement objectives. ExxonMobil’s sustained investment in research and from internal and third-party experts on climate science and policy, evaluates climate risk development is focused on society’s highest-emitting sectors of industrial, power in the context of overall enterprise risk, including other operational, strategic and financial generation and commercial transportation, which together account for 80 percent risks, and considers the interactions among these factors, which includes in-depth of global energy-related CO emissions, and for which the current solution set analyses by Board committees. 2 is insufficient. Conclusion • ExxonMobil is working to develop breakthrough solutions in areas such as carbon The 2021 Energy & Carbon Summary contains additional detail on all of the areas capture, biofuels, hydrogen and energy-efficient process technology. described above. It updates and enhances last year’s report, and includes a Frequently • From 2000 through 2020, ExxonMobil has invested more than $10 billion to Asked Questions section as well as metrics, annual Scope 1 and Scope 2 emission data, research, develop and deploy lower-emission energy solutions, resulting in highly and a new provision of Scope 3 emissions. efficient operations that have eliminated or avoided approximately 520 million ExxonMobil supports the aims of the 2015 Paris Agreement and efforts to achieve tonnes of greenhouse gas emissions – the equivalent of taking 110 million net-zero emissions. The pillars of ExxonMobil’s climate strategy, the investments the passenger vehicles off the road for a year. Company is making in lower-emission technologies, and the actions taken to reduce emissions across its operations are consistent with these global efforts. Proactively engaging on climate-related policy ExxonMobil strives to deliver superior results while providing products and services • Recognizing climate change is a global issue that requires collaboration among that are essential to the health and welfare of billions of people around the world. The governments, private companies, consumers and other stakeholders to create Company is committed to providing reliable and affordable energy to support human meaningful solutions, ExxonMobil has participated in the Intergovernmental Panel progress while advancing effective solutions that address the risks of climate change. on Climate Change (IPCC) since its inception in 1988, is a founding member of the ExxonMobil is working to be part of the solution. Climate Leadership Council, and is part of the Oil and Gas Climate Initiative.

5 | Updated 2021 Energy & Carbon Summary GOVERNANCE Strong governance is essential to the long-term viability of ExxonMobil’s business. Within the Company’s robust governance framework, a rigorous risk management approach is applied to identify and address risks associated with its business, including the risks related to climate change. Members of the ExxonMobil Board of Directors visited its Rotterdam, Netherlands, petrochemical complex and learned about the facility from local employees.5 | Updated 2021 Energy & Carbon Summary GOVERNANCE Strong governance is essential to the long-term viability of ExxonMobil’s business. Within the Company’s robust governance framework, a rigorous risk management approach is applied to identify and address risks associated with its business, including the risks related to climate change. Members of the ExxonMobil Board of Directors visited its Rotterdam, Netherlands, petrochemical complex and learned about the facility from local employees.

6 | Updated 2021 Energy & Carbon Summary Climate change risk oversight ExxonMobil’s Board of Directors provides oversight of key risks, including The Board evaluates climate risks in the context of other operational, market, financial and reputational risks and considers the interactions of these additional factors. The Board strategic; reputational; financial; operational; safety, security, health and is supported by its committees, which take more in-depth reviews of the context and environment (SSHE); and legal compliance matters. The Board has a well- interdependencies in risk evaluation. The role of these committees is described in greater established and rigorous enterprise risk framework to oversee risks faced by detail on the following page. the Company, including those related to climate change. The Board receives insights on risks and potential mitigations on relevant issues from both Led by the Lead Director, the Board also oversees the Company’s response to critical issues. Company and external experts. Recently, for example, the independent Lead Director, along with the full board, provided oversight as management guided the Company’s response to the COVID-19 pandemic The Board routinely reviews the Corporation’s environmental approach and through a series of actions that helped protect its employees, the communities in which it performance. These reviews include briefings with internal and external subject-matter works and people around the world. experts on scientific and technical research, public policy positions, emission reduction performance, and new technology developments. They also include at least one Beyond the Board, the Management Committee, including the Chief Executive Officer, session each year where the full Board engages on the latest developments in climate provides oversight of strategic risks and participates in briefings to broaden science and policy. In addition, directors engage directly with shareholders to gather understanding and assess safeguards and mitigation options. insights and share perspectives on issues of importance to the Company, including discussions regarding risks related to climate change. Enterprise risk framework Board of LEGEND Directors Management Business Line Operating (with help Committee Management Functions from Board Oversight Committees) Management Provide oversight Analyze risks Determine risk Evaluate risk impacts Assessment of risks and direction to and determine impacts and potential and mitigations; & potential mitigations management mitigation plans mitigations execute plans Input from Shareholders and Other Stakeholders (considered at multiple points across the business)6 | Updated 2021 Energy & Carbon Summary Climate change risk oversight ExxonMobil’s Board of Directors provides oversight of key risks, including The Board evaluates climate risks in the context of other operational, market, financial and reputational risks and considers the interactions of these additional factors. The Board strategic; reputational; financial; operational; safety, security, health and is supported by its committees, which take more in-depth reviews of the context and environment (SSHE); and legal compliance matters. The Board has a well- interdependencies in risk evaluation. The role of these committees is described in greater established and rigorous enterprise risk framework to oversee risks faced by detail on the following page. the Company, including those related to climate change. The Board receives insights on risks and potential mitigations on relevant issues from both Led by the Lead Director, the Board also oversees the Company’s response to critical issues. Company and external experts. Recently, for example, the independent Lead Director, along with the full board, provided oversight as management guided the Company’s response to the COVID-19 pandemic The Board routinely reviews the Corporation’s environmental approach and through a series of actions that helped protect its employees, the communities in which it performance. These reviews include briefings with internal and external subject-matter works and people around the world. experts on scientific and technical research, public policy positions, emission reduction performance, and new technology developments. They also include at least one Beyond the Board, the Management Committee, including the Chief Executive Officer, session each year where the full Board engages on the latest developments in climate provides oversight of strategic risks and participates in briefings to broaden science and policy. In addition, directors engage directly with shareholders to gather understanding and assess safeguards and mitigation options. insights and share perspectives on issues of importance to the Company, including discussions regarding risks related to climate change. Enterprise risk framework Board of LEGEND Directors Management Business Line Operating (with help Committee Management Functions from Board Oversight Committees) Management Provide oversight Analyze risks Determine risk Evaluate risk impacts Assessment of risks and direction to and determine impacts and potential and mitigations; & potential mitigations management mitigation plans mitigations execute plans Input from Shareholders and Other Stakeholders (considered at multiple points across the business)

7 | Updated 2021 Energy & Carbon Summary Coordination and support of board committees As described on the previous page, the Board oversees a broad spectrum of interrelated risks with assistance from its committees. This integrated risk management approach facilitates recognition and oversight of important risk interdependencies more effectively than relying on risk-specific committees. Consideration of climate-related risks is integrated within the activities of the committees. Finance Public Issues & Board Affairs Compensation and Audit Contributions Committee Committee Committees Committee The Finance and Audit Committees The Board Affairs Committee oversees The Compensation Committee reviews The Public Issues and Contributions oversee risks associated with matters of corporate governance, executive compensation, which is Committee (PICC) oversees operational financial and accounting matters. including Board evaluation and director designed to incentivize executives to risks such as those relating to safety, The Audit Committee also refreshment. It also coordinates maximize long-term shareholder value security, health, lobbying activities and periodically reviews ExxonMobil’s identification of external experts, and requires decision-making that expenditures, and environmental overall risk management approach including those addressing the energy includes careful consideration of current performance, including actions taken to and structure, which is applied to transition, to provide insights to the and future risks, such as those related to address climate-related risks. risks related to climate change, Board and sets the criteria for climate change. among other business risks. shareholder engagement with directors.7 | Updated 2021 Energy & Carbon Summary Coordination and support of board committees As described on the previous page, the Board oversees a broad spectrum of interrelated risks with assistance from its committees. This integrated risk management approach facilitates recognition and oversight of important risk interdependencies more effectively than relying on risk-specific committees. Consideration of climate-related risks is integrated within the activities of the committees. Finance Public Issues & Board Affairs Compensation and Audit Contributions Committee Committee Committees Committee The Finance and Audit Committees The Board Affairs Committee oversees The Compensation Committee reviews The Public Issues and Contributions oversee risks associated with matters of corporate governance, executive compensation, which is Committee (PICC) oversees operational financial and accounting matters. including Board evaluation and director designed to incentivize executives to risks such as those relating to safety, The Audit Committee also refreshment. It also coordinates maximize long-term shareholder value security, health, lobbying activities and periodically reviews ExxonMobil’s identification of external experts, and requires decision-making that expenditures, and environmental overall risk management approach including those addressing the energy includes careful consideration of current performance, including actions taken to and structure, which is applied to transition, to provide insights to the and future risks, such as those related to address climate-related risks. risks related to climate change, Board and sets the criteria for climate change. among other business risks. shareholder engagement with directors.

8 | Updated 2021 Energy & Carbon Summary HIGHLIGHT: Integrating risk management into Progress toward executive compensation strategic objectives Senior executive compensation is determined by the Compensation Committee. The compensation program is designed to incentivize effective management of all operating and financial risks associated with ExxonMobil’s business, including Return on Safety and risks related to climate change. Average Capital operations Employed integrity Performance shares with long vesting periods and a strong tie to Company performance are (ROCE) among the key design features that support this objective. Executive compensation is Company designed to support long-term sustainability of Company operations and management of performance all aspects of risk. Specifically, performance in managing risks related to climate change is recognized in two performance dimensions that are linked to the Company’s performance share program: (1) Progress Toward Strategic Objectives, which includes reducing environmental impacts as one of five objectives, and (2) Safety and Operations Integrity, Cash which includes environmental performance in addition to safety and controls. These Total flow from performance dimensions are shown in the schematic on the left. The executive Shareholder operations compensation program requires that these longer-term risks be carefully considered at all Return (TSR) and asset levels of the organization, ensuring stewardship beyond the Board and executive level, and sales is fundamental to success across the Company. Details on the executive compensation program can be found in the annual Proxy Statement.8 | Updated 2021 Energy & Carbon Summary HIGHLIGHT: Integrating risk management into Progress toward executive compensation strategic objectives Senior executive compensation is determined by the Compensation Committee. The compensation program is designed to incentivize effective management of all operating and financial risks associated with ExxonMobil’s business, including Return on Safety and risks related to climate change. Average Capital operations Employed integrity Performance shares with long vesting periods and a strong tie to Company performance are (ROCE) among the key design features that support this objective. Executive compensation is Company designed to support long-term sustainability of Company operations and management of performance all aspects of risk. Specifically, performance in managing risks related to climate change is recognized in two performance dimensions that are linked to the Company’s performance share program: (1) Progress Toward Strategic Objectives, which includes reducing environmental impacts as one of five objectives, and (2) Safety and Operations Integrity, Cash which includes environmental performance in addition to safety and controls. These Total flow from performance dimensions are shown in the schematic on the left. The executive Shareholder operations compensation program requires that these longer-term risks be carefully considered at all Return (TSR) and asset levels of the organization, ensuring stewardship beyond the Board and executive level, and sales is fundamental to success across the Company. Details on the executive compensation program can be found in the annual Proxy Statement.

9 | Updated 2021 Energy & Carbon Summary Board composition and evaluation The Board is comprised of independent directors and the CEO. All members of the Audit, Board Affairs, Compensation and PICC committees are independent. Each highly qualified director brings a diverse perspective. The majority have scientific, technical and/or research backgrounds, creating a collective skillset that is well qualified to oversee climate-related issues. In addition, the Board benefits from the experience of a director who is a recognized expert in climate science. The Board acts as a collective body, representing the interests of all shareholders. While individual directors leverage their experience and knowledge in Board and committee deliberations, Board decisions and perspectives reflect the collective wisdom of the group. At least annually, the Board and each of the Board committees conduct a robust and thorough evaluation of their performance and effectiveness, as well as potential changes to the committees’ charters. The independent Lead Director, as part of the role’s recent enhancements, leads the evaluation. Board refreshment The Board prioritizes its refreshment process and values a diverse slate of experienced and qualified Board members with the ability to serve over a period of many years. The Board’s refreshment process has been successful in identifying diverse, experienced and qualified Board candidates. ExxonMobil has added eight new independent directors in six years. Five of the last eleven independent directors to join the Board are female and/or racial/ethnic minorities. As of March 1, 2021, the average tenure of independent directors up for election in May 2021 was (1) 4.9 years, well below the average of S&P 500 companies of 7.9 years. Qualifications sought for director nominees are documented in the Board’s Guidelines for the Selection of Non-Employee Directors available on exxonmobil.com. Important director competencies, built from these qualifications, include experience in risk management and global business leadership, as well as financial and operational experience and scientific, technical or research experience. The ExxonMobil Board of Directors, as of March 1, 2021. From top left: Michael Since January 2020, Joseph Hooley, Michael Angelakis, Wan Zulkiflee and Jeffrey Ubben have Angelakis, Susan Avery, Angela Braly, Ursula Burns, Kenneth Frazier, Joseph Hooley, Steven joined the Board, adding valuable expertise in capital allocation across industries, complex corporate Kandarian, Douglas Oberhelman, Samuel transitions, the energy industry, investor perspectives, Asia-Pacific markets, and environmental, social Palmisano, Jeffrey Ubben, William Weldon, Darren Woods and Wan Zulkiflee. and governance (ESG) practices.9 | Updated 2021 Energy & Carbon Summary Board composition and evaluation The Board is comprised of independent directors and the CEO. All members of the Audit, Board Affairs, Compensation and PICC committees are independent. Each highly qualified director brings a diverse perspective. The majority have scientific, technical and/or research backgrounds, creating a collective skillset that is well qualified to oversee climate-related issues. In addition, the Board benefits from the experience of a director who is a recognized expert in climate science. The Board acts as a collective body, representing the interests of all shareholders. While individual directors leverage their experience and knowledge in Board and committee deliberations, Board decisions and perspectives reflect the collective wisdom of the group. At least annually, the Board and each of the Board committees conduct a robust and thorough evaluation of their performance and effectiveness, as well as potential changes to the committees’ charters. The independent Lead Director, as part of the role’s recent enhancements, leads the evaluation. Board refreshment The Board prioritizes its refreshment process and values a diverse slate of experienced and qualified Board members with the ability to serve over a period of many years. The Board’s refreshment process has been successful in identifying diverse, experienced and qualified Board candidates. ExxonMobil has added eight new independent directors in six years. Five of the last eleven independent directors to join the Board are female and/or racial/ethnic minorities. As of March 1, 2021, the average tenure of independent directors up for election in May 2021 was (1) 4.9 years, well below the average of S&P 500 companies of 7.9 years. Qualifications sought for director nominees are documented in the Board’s Guidelines for the Selection of Non-Employee Directors available on exxonmobil.com. Important director competencies, built from these qualifications, include experience in risk management and global business leadership, as well as financial and operational experience and scientific, technical or research experience. The ExxonMobil Board of Directors, as of March 1, 2021. From top left: Michael Since January 2020, Joseph Hooley, Michael Angelakis, Wan Zulkiflee and Jeffrey Ubben have Angelakis, Susan Avery, Angela Braly, Ursula Burns, Kenneth Frazier, Joseph Hooley, Steven joined the Board, adding valuable expertise in capital allocation across industries, complex corporate Kandarian, Douglas Oberhelman, Samuel transitions, the energy industry, investor perspectives, Asia-Pacific markets, and environmental, social Palmisano, Jeffrey Ubben, William Weldon, Darren Woods and Wan Zulkiflee. and governance (ESG) practices.

10 | Updated 2021 Energy & Carbon Summary UP CLOSE: Public Issues and Contributions Committee (PICC) The Public Issues and Contributions Committee (PICC) plays an integral role in the Board’s oversight of climate-related risks. Like other committees, the PICC is able to work on key issues in greater detail than possible by the full Board. The PICC is comprised of three independent directors who are appointed by the Board, and reviews and provides guidance on the Corporation’s policies, programs and practices on key public issues of significance. It regularly reviews ExxonMobil’s safety, security, health and environmental performance, including actions taken to identify and manage risks related to climate change. The broad and diverse set of backgrounds and areas of expertise of the individual PICC members ensures the committee is able to effectively evaluate and inform the Board on dynamic and complex issues. The PICC, along with other members of the Board, makes annual site visits to operating locations to observe and provide input on operating practices and external engagement. In February 2020, the PICC and other members of the Board and management visited ExxonMobil’s integrated manufacturing complex in Beaumont, Texas, which consists of a refinery, chemical plants, and lubricant blending and packaging facilities. The visit included an overview of chemical and refinery operations, and highlighted the site’s manufacturing complexity, reliability and process safety performance. The visit also included a tour of the central control building and operating units and the construction site of a project to increase the capacity to refine light crude oil produced in the United States. During the tour, directors reviewed firsthand the mitigating actions ExxonMobil has taken to address the risks of potential flooding along the Neches River where the refinery is located. Directors also had the opportunity to hear from employees and external guests, including elected officials and local/ community leaders. Members of the Board of Directors and senior executives toured the Through these visits, the PICC and directors review the effectiveness of the Company’s integrated manufacturing complex in Beaumont, Texas, in February 2020 as part of the annual Board trip. risk management process and receive additional insight into how the Operations Integrity Management System (OIMS) helps protect employees, nearby communities, the environment and physical assets. The PICC uses this information, along with reports on safety and environmental activities of the operating functions, to provide recommendations to the full Board.10 | Updated 2021 Energy & Carbon Summary UP CLOSE: Public Issues and Contributions Committee (PICC) The Public Issues and Contributions Committee (PICC) plays an integral role in the Board’s oversight of climate-related risks. Like other committees, the PICC is able to work on key issues in greater detail than possible by the full Board. The PICC is comprised of three independent directors who are appointed by the Board, and reviews and provides guidance on the Corporation’s policies, programs and practices on key public issues of significance. It regularly reviews ExxonMobil’s safety, security, health and environmental performance, including actions taken to identify and manage risks related to climate change. The broad and diverse set of backgrounds and areas of expertise of the individual PICC members ensures the committee is able to effectively evaluate and inform the Board on dynamic and complex issues. The PICC, along with other members of the Board, makes annual site visits to operating locations to observe and provide input on operating practices and external engagement. In February 2020, the PICC and other members of the Board and management visited ExxonMobil’s integrated manufacturing complex in Beaumont, Texas, which consists of a refinery, chemical plants, and lubricant blending and packaging facilities. The visit included an overview of chemical and refinery operations, and highlighted the site’s manufacturing complexity, reliability and process safety performance. The visit also included a tour of the central control building and operating units and the construction site of a project to increase the capacity to refine light crude oil produced in the United States. During the tour, directors reviewed firsthand the mitigating actions ExxonMobil has taken to address the risks of potential flooding along the Neches River where the refinery is located. Directors also had the opportunity to hear from employees and external guests, including elected officials and local/ community leaders. Members of the Board of Directors and senior executives toured the Through these visits, the PICC and directors review the effectiveness of the Company’s integrated manufacturing complex in Beaumont, Texas, in February 2020 as part of the annual Board trip. risk management process and receive additional insight into how the Operations Integrity Management System (OIMS) helps protect employees, nearby communities, the environment and physical assets. The PICC uses this information, along with reports on safety and environmental activities of the operating functions, to provide recommendations to the full Board.

11 | Updated 2021 Energy & Carbon Summary STRATEGY ExxonMobil’s business strategies are underpinned by a deep understanding of global energy system fundamentals. These fundamentals include the scale and variety of energy needs worldwide; capability, practicality and affordability of energy alternatives; greenhouse gas emissions; and government policies. These fundamentals are considered in conjunction with the Company’s Outlook for Energy to help inform long-term business strategies and investment plans. ExxonMobil is committed to providing reliable and affordable energy to support human progress while implementing and advancing effective solutions to mitigate environmental risks. Actions to address the risks related to climate change, depicted below, position the Company to responsibly meet the growing energy demand of an increasingly prosperous world. Mitigating emissions in Providing products to help customers reduce their emissions Company operations Developing and deploying Proactively engaging on scalable technology solutions climate-related policy A chemical unit at ExxonMobil’s Beaumont, Texas, facility.11 | Updated 2021 Energy & Carbon Summary STRATEGY ExxonMobil’s business strategies are underpinned by a deep understanding of global energy system fundamentals. These fundamentals include the scale and variety of energy needs worldwide; capability, practicality and affordability of energy alternatives; greenhouse gas emissions; and government policies. These fundamentals are considered in conjunction with the Company’s Outlook for Energy to help inform long-term business strategies and investment plans. ExxonMobil is committed to providing reliable and affordable energy to support human progress while implementing and advancing effective solutions to mitigate environmental risks. Actions to address the risks related to climate change, depicted below, position the Company to responsibly meet the growing energy demand of an increasingly prosperous world. Mitigating emissions in Providing products to help customers reduce their emissions Company operations Developing and deploying Proactively engaging on scalable technology solutions climate-related policy A chemical unit at ExxonMobil’s Beaumont, Texas, facility.

12 | Updated 2021 Energy & Carbon Summary Energy supply and demand trends Global fundamentals impact Global fundamentals impact Global fundamentals impact Outlo Outl Outlo ook for Ene ok for Ene ok for Ener r rgy gy gy The Outlook for Energy is ExxonMobil’s view of energy demand and supply through 2040 and helps inform ( ( (P P Per e er rc c cent change ent chang ent change e) ) ) ExxonMobil’s long-term strategies, investment plans and research programs. Given the uncertainty around 1 10 00 0% % the near-term impacts of COVID-19 on economic growth, energy demand and energy supply, and lack GDP GDP of precedent, the Company is considering a range of recovery pathways to guide near-term plans. These 7 75 5% % pathways expect that energy demand will grow beyond 2019 levels post-2022 as COVID-19 impacts phase out and long-term drivers prevail. 5 50 0% % Energy supports rising prosperity P Population opulation 2 25 5% % Access to modern technologies and abundant energy – including oil and natural gas – enables substantial gains in living Ene Ener rgy demand gy demand standards around the world. C CO O emissions emissions 2 2 0 0% % Between now and 2040, the world population is expected to grow from 7.5 billion to well over 9 billion, and global gross domestic product (GDP) is expected to nearly double. Billions of people in developing economies are expected to see their - -2 25 5% % (2) incomes grow to levels considered middle class. C CO O2 2 in int tensity ensity - -5 50 0% % Given population growth and the linkage between energy use and living standards, energy demand is likely to rise over this 2 20 01 17 7 2 20 04 40 0 same time period. Efficiency gains and a shift in the energy mix – including rising penetration of lower-carbon sources – enable a nearly 45 percent improvement in the carbon intensity of global GDP. Ex Exx xonMobil 2019 Outlook for Ene onMobil 2019 Outlook for Ener rgy gy COVID-19 near-term impact Oil and natu Oil and natur ral gas al gas r remain im emain imp po or rtant tant Oil and natural gas remain important ( (Quads) Quads) (Quads) Government responses to COVID-19, resulting in lockdowns and severe travel restrictions, significantly reduced energy 8 80 00 0 demand in the short term. However, it is widely expected that demand will recover in the years ahead. For example, energy demand in countries that are further along the recovery path, such as China, has started to return to pre-COVID-19 levels. 7 70 00 0 As society recovers and energy demand increases, the following trends are projected by the International Energy Agency 6 60 00 0 (IEA) in its latest publication of the World Energy Outlook. This includes the IEA’s assessment of the COVID-19 impact, 5 50 00 0 both in its scenario based on stated policies, known as STEPS, as well as its Sustainable Development Scenario (SDS), Other Other r ren ene ew wables ables which limits the rise in global average temperature to well below 2°C: 4 40 00 0 Bioene Bioener rgy gy H Hy yd dr ro o • Wind and solar (included in Other renewables) are projected to see strong growth. Nuclear Nuclear 3 30 00 0 Coal Coal • Coal’s share in the energy mix will likely decrease as the world shifts to lower-emission energy sources. 2 20 00 0 Natu Natur ral gas al gas • Oil and natural gas will continue to play an important role in the world’s energy mix (each making up more than 20 1 10 00 0 Oil Oil percent) as commercial transportation fuel (e.g., trucking, marine) and as feedstock for chemical products, which will continue to see demand growth. 0 0 I IE EA A S ST TE EP PS S I IE EA A S SD DS S The IEA’s 2020 STEPS projects demand for oil and natural gas by 2040, approximately 2 to 3 percent lower than in its 2019 2019 2020 2020 2040 2040 pre-COVID-19 2019 STEPS projection. In the IEA’s 2020 SDS projection for 2040, oil demand is virtually unchanged and EM analysis; IEA EM analysis; IEA W World Ene orld Ener rgy Outlook (W gy Outlook (WE EO O) 2020 ) 2020 natural gas is estimated 7 percent lower than in the 2019 SDS projection.12 | Updated 2021 Energy & Carbon Summary Energy supply and demand trends Global fundamentals impact Global fundamentals impact Global fundamentals impact Outlo Outl Outlo ook for Ene ok for Ene ok for Ener r rgy gy gy The Outlook for Energy is ExxonMobil’s view of energy demand and supply through 2040 and helps inform ( ( (P P Per e er rc c cent change ent chang ent change e) ) ) ExxonMobil’s long-term strategies, investment plans and research programs. Given the uncertainty around 1 10 00 0% % the near-term impacts of COVID-19 on economic growth, energy demand and energy supply, and lack GDP GDP of precedent, the Company is considering a range of recovery pathways to guide near-term plans. These 7 75 5% % pathways expect that energy demand will grow beyond 2019 levels post-2022 as COVID-19 impacts phase out and long-term drivers prevail. 5 50 0% % Energy supports rising prosperity P Population opulation 2 25 5% % Access to modern technologies and abundant energy – including oil and natural gas – enables substantial gains in living Ene Ener rgy demand gy demand standards around the world. C CO O emissions emissions 2 2 0 0% % Between now and 2040, the world population is expected to grow from 7.5 billion to well over 9 billion, and global gross domestic product (GDP) is expected to nearly double. Billions of people in developing economies are expected to see their - -2 25 5% % (2) incomes grow to levels considered middle class. C CO O2 2 in int tensity ensity - -5 50 0% % Given population growth and the linkage between energy use and living standards, energy demand is likely to rise over this 2 20 01 17 7 2 20 04 40 0 same time period. Efficiency gains and a shift in the energy mix – including rising penetration of lower-carbon sources – enable a nearly 45 percent improvement in the carbon intensity of global GDP. Ex Exx xonMobil 2019 Outlook for Ene onMobil 2019 Outlook for Ener rgy gy COVID-19 near-term impact Oil and natu Oil and natur ral gas al gas r remain im emain imp po or rtant tant Oil and natural gas remain important ( (Quads) Quads) (Quads) Government responses to COVID-19, resulting in lockdowns and severe travel restrictions, significantly reduced energy 8 80 00 0 demand in the short term. However, it is widely expected that demand will recover in the years ahead. For example, energy demand in countries that are further along the recovery path, such as China, has started to return to pre-COVID-19 levels. 7 70 00 0 As society recovers and energy demand increases, the following trends are projected by the International Energy Agency 6 60 00 0 (IEA) in its latest publication of the World Energy Outlook. This includes the IEA’s assessment of the COVID-19 impact, 5 50 00 0 both in its scenario based on stated policies, known as STEPS, as well as its Sustainable Development Scenario (SDS), Other Other r ren ene ew wables ables which limits the rise in global average temperature to well below 2°C: 4 40 00 0 Bioene Bioener rgy gy H Hy yd dr ro o • Wind and solar (included in Other renewables) are projected to see strong growth. Nuclear Nuclear 3 30 00 0 Coal Coal • Coal’s share in the energy mix will likely decrease as the world shifts to lower-emission energy sources. 2 20 00 0 Natu Natur ral gas al gas • Oil and natural gas will continue to play an important role in the world’s energy mix (each making up more than 20 1 10 00 0 Oil Oil percent) as commercial transportation fuel (e.g., trucking, marine) and as feedstock for chemical products, which will continue to see demand growth. 0 0 I IE EA A S ST TE EP PS S I IE EA A S SD DS S The IEA’s 2020 STEPS projects demand for oil and natural gas by 2040, approximately 2 to 3 percent lower than in its 2019 2019 2020 2020 2040 2040 pre-COVID-19 2019 STEPS projection. In the IEA’s 2020 SDS projection for 2040, oil demand is virtually unchanged and EM analysis; IEA EM analysis; IEA W World Ene orld Ener rgy Outlook (W gy Outlook (WE EO O) 2020 ) 2020 natural gas is estimated 7 percent lower than in the 2019 SDS projection.

13 | Updated 2021 Energy & Carbon Summary Energy supply and demand trends, continued The lockdown measures taken by many authorities in response to COVID-19 resulted in lower greenhouse 2017 global ener 2017 global energy-r gy-relat elated C ed CO O emissions b emissions by sect y sector or 2 2 2017 global energy-related CO2 emissions by sector gas emissions but also had significant economic impacts. The International Labour Organisation estimated (Billion t (Billion tonnes) onnes) (Billion tonnes) that income declined 10.7 percent globally during the first three quarters of 2020 versus 2019, which 15 15 amounts to US$3.5 trillion, or 5.5 percent of GDP, affecting middle-income countries and lower-middle- (3) income countries more than upper-middle-income countries. As the world recovers from COVID-19, a focus on addressing environmental risks, including the risks of 10 climate change, while providing accessible and affordable energy for a post-pandemic world remains 10 important. The chart on the upper right illustrates that emission reductions will be needed across all sectors, especially in developing economies. Addressing the dual challenge 5 5 Consistent with third-party assessments, ExxonMobil expects the world to meet, in aggregate, the (4) Nationally Determined Contributions of the Paris Agreement pledges by 2030. However, more effort is (5) needed for the world to accelerate progress toward a 2°C pathway. Recent announcements by some governments further strengthen this effort. The IEA concludes that the full implementation of recent net- 0 0 zero pledges by 2050 as well as the Chinese government’s 2060 net-zero commitment, would cover around Power Industrial Commercial Light-duty Residential/ Power Industrial Commercial Light-duty Residential/ generation transportation transportation Commercial 50 percent of the energy-related CO emission reductions required to move from its STEPS scenario to its generation transportation transportation Commercial 2 (6) well below 2°C scenario or SDS scenario. ExxonMobil 2019 Outlook for Energy ExxonMobil 2019 Outlook for Energy Technology developments beyond efficiency improvement These net-zero announcements are often based on deployment of existing technologies, even though T Technol echnolo ogy d gy de ev velopmen elopment ts s b be ey yond ef ond eff ficiency imp iciency impr rov ovement ement needed to further reduce emissions those governments acknowledge there are scale and cost limitations. Because of these limitations, further needed needed t to fu o fur rther ther r redu educ ce emissions e emissions (Billion tonnes) technology breakthroughs are expected to play a major role in accelerating progress toward 2°C and (Billion (Billion t tonnes) onnes) net-zero pathways. The IEA in 2020 estimated in its Tracking Clean Energy Progress analysis that only six of 30 30 (7) 46 technologies and sectors assessed are on track to help reach the Paris Agreement climate goal; Delta of avoided emissions between SDS and STEPS ‘19-40 Delta of avoided emissions between SDS and STEPS ‘19-40 therefore, further efforts will be required. When comparing the emissions of the IEA STEPS scenario with 25 25 those of the IEA SDS scenario from 2019 to 2040, just over half of the emission reduction effort would be realized by efficiency improvements. Beyond reduced energy demand through efficiency improvements 20 20 (97 billion tonnes), the chart on the bottom right demonstrates the crucial contribution of the wide range of low-emission technologies needed to reduce energy-related emissions. 15 15 10 10 5 5 0 0 Solar Wind CCS Biofuels Other Hydro Nuclear Solar Wind CCS Biofuels Other Hydro Nuclear in transport renewables in transport renewables IEA World Energy Outlook (WEO) 2020 IEA World Energy Outlook (WEO) 2020 Non Non -O -O ECD ECD OO ECD ECD13 | Updated 2021 Energy & Carbon Summary Energy supply and demand trends, continued The lockdown measures taken by many authorities in response to COVID-19 resulted in lower greenhouse 2017 global ener 2017 global energy-r gy-relat elated C ed CO O emissions b emissions by sect y sector or 2 2 2017 global energy-related CO2 emissions by sector gas emissions but also had significant economic impacts. The International Labour Organisation estimated (Billion t (Billion tonnes) onnes) (Billion tonnes) that income declined 10.7 percent globally during the first three quarters of 2020 versus 2019, which 15 15 amounts to US$3.5 trillion, or 5.5 percent of GDP, affecting middle-income countries and lower-middle- (3) income countries more than upper-middle-income countries. As the world recovers from COVID-19, a focus on addressing environmental risks, including the risks of 10 climate change, while providing accessible and affordable energy for a post-pandemic world remains 10 important. The chart on the upper right illustrates that emission reductions will be needed across all sectors, especially in developing economies. Addressing the dual challenge 5 5 Consistent with third-party assessments, ExxonMobil expects the world to meet, in aggregate, the (4) Nationally Determined Contributions of the Paris Agreement pledges by 2030. However, more effort is (5) needed for the world to accelerate progress toward a 2°C pathway. Recent announcements by some governments further strengthen this effort. The IEA concludes that the full implementation of recent net- 0 0 zero pledges by 2050 as well as the Chinese government’s 2060 net-zero commitment, would cover around Power Industrial Commercial Light-duty Residential/ Power Industrial Commercial Light-duty Residential/ generation transportation transportation Commercial 50 percent of the energy-related CO emission reductions required to move from its STEPS scenario to its generation transportation transportation Commercial 2 (6) well below 2°C scenario or SDS scenario. ExxonMobil 2019 Outlook for Energy ExxonMobil 2019 Outlook for Energy Technology developments beyond efficiency improvement These net-zero announcements are often based on deployment of existing technologies, even though T Technol echnolo ogy d gy de ev velopmen elopment ts s b be ey yond ef ond eff ficiency imp iciency impr rov ovement ement needed to further reduce emissions those governments acknowledge there are scale and cost limitations. Because of these limitations, further needed needed t to fu o fur rther ther r redu educ ce emissions e emissions (Billion tonnes) technology breakthroughs are expected to play a major role in accelerating progress toward 2°C and (Billion (Billion t tonnes) onnes) net-zero pathways. The IEA in 2020 estimated in its Tracking Clean Energy Progress analysis that only six of 30 30 (7) 46 technologies and sectors assessed are on track to help reach the Paris Agreement climate goal; Delta of avoided emissions between SDS and STEPS ‘19-40 Delta of avoided emissions between SDS and STEPS ‘19-40 therefore, further efforts will be required. When comparing the emissions of the IEA STEPS scenario with 25 25 those of the IEA SDS scenario from 2019 to 2040, just over half of the emission reduction effort would be realized by efficiency improvements. Beyond reduced energy demand through efficiency improvements 20 20 (97 billion tonnes), the chart on the bottom right demonstrates the crucial contribution of the wide range of low-emission technologies needed to reduce energy-related emissions. 15 15 10 10 5 5 0 0 Solar Wind CCS Biofuels Other Hydro Nuclear Solar Wind CCS Biofuels Other Hydro Nuclear in transport renewables in transport renewables IEA World Energy Outlook (WEO) 2020 IEA World Energy Outlook (WEO) 2020 Non Non -O -O ECD ECD OO ECD ECD

14 | Updated 2021 Energy & Carbon Summary Considering 2°C scenarios o According to the IEA, a “well below” 2°C pathway implies “comprehensive, systematic, 2040 global ene 2040 global ener rgy demand mix ac gy demand mix acr ross IP oss IPC CC C L Low ower 2 er 2°C sc C scenarios enarios o 2040 global energy demand mix across IPCC Lower 2 C scenarios (Exajoules) (Exajoules) immediate and ubiquitous implementation of strict energy and material efficiency (Exajoules) (8) measures.” Given a wide range of uncertainties, no single pathway can be reasonably o IPCC Lower 2 C Scenarios 2040 o IPCC Lower 2 C Scenarios 2040 800 predicted. A key unknown relates to yet-to-be-developed advances in technology and 800 breakthroughs that may influence the cost and potential availability of certain pathways toward a 2°C scenario. Scenarios that employ a full complement of technology options 600 are likely to provide the most economically efficient pathways. 600 Non-bio Considerable work has been done in scientific and economic communities to explore potential Non-bio renewables renewables energy pathways to meet a 2ºC target. For example, the Stanford University Energy Modeling 400 (9) Bioenergy 400 Forum 27 (EMF27) provided a range of full technology scenarios to meet a 2ºC target. In previous Bioenergy Nuclear publications, ExxonMobil has tested the expected energy mix that could exist under these scenarios. Nuclear Coal In October 2018, the Intergovernmental Panel on Climate Change (IPCC) published a Special Coal (10) Report on “Global warming of 1.5ºC” (IPCC SR1.5) and utilized more than 400 emissions 200 Natural gas 200 Natural gas pathways with underlying socioeconomic development, energy system transformations and land use change until the end of the century. The IPCC report identified 74 scenarios as “Lower 2ºC,” Oil Oil which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater 0 0 IPCC Avg IEA SDS than 66 percent likelihood. The chart (upper right) depicts the range of global energy demand in IPCC Avg IEA SDS Source: IEA World Energy Outlook 2020, IPCC SR1.5 2040 2040 Source: IEA World Energy Outlook 2020, IPCC SR1.5 2040 across these IPCC Lower 2ºC scenarios. As the chart illustrates, predicting absolute 2040 2040 2040 energy demand levels in total and by energy type carries a wide range of uncertainty, and particular (13) Global energy-related CO2 emissions (13) (13) Global energy-related CO emissions scenarios are heavily influenced by technology and policy assumptions. Global energy-related CO2 emissions 2 (Billion tonnes) (Billion tonnes) (Billion tonnes) 50 For comparison purposes, the chart also includes energy demand projections in 2040 based on the 50 IEA’s SDS. The IEA specifically notes that its SDS works backward to examine actions needed to 40 achieve the United Nations’ energy-related Sustainable Development Goals, including the 40 (11) objectives of the Paris Agreement. 2019 Outlook for Energy 2019 Outlook for Energy 30 2020 IEA STEPS 30 2020 IEA STEPS The chart (bottom right) illustrates potential global CO emissions trajectories of the IPCC Lower 2 2020 IEA SDS 2020 IEA SDS 2ºC scenarios and the IEA’s SDS and STEPS, relative to ExxonMobil’s Outlook for Energy. In 20 20 aggregate, the Outlook for Energy projections align with the Nationally Determined Contributions (5) (NDCs ) submitted by Paris Agreement signatories, which represent each country’s plan to reduce 10 10 its emissions. The IEA STEPS projects emissions at a comparable level generally in line with the 2030 NDC submissions. The 2020 United Nations Emissions Gap report concluded that the NDCs 0 0 (12) IPCC remain inadequate to meet the Paris Agreement. New NDCs have been submitted recently and IPCC Lower Lo o wer more are expected in 2021. 2 C o -10 2 C scenarios -10 scenarios -20 -20 2010 2020 2030 2040 2050 2060 2070 2080 2090 2100 2010 2020 2030 2040 2050 2060 2070 2080 2090 2100 Source: ExxonMobil 2019 Outlook for Energy, IEA World Energy Outlook 2020, IPCC SR1.5 Source: ExxonMobil 2019 Outlook for Energy, IEA World Energy Outlook 2020, IPCC SR1.514 | Updated 2021 Energy & Carbon Summary Considering 2°C scenarios o According to the IEA, a “well below” 2°C pathway implies “comprehensive, systematic, 2040 global ene 2040 global ener rgy demand mix ac gy demand mix acr ross IP oss IPC CC C L Low ower 2 er 2°C sc C scenarios enarios o 2040 global energy demand mix across IPCC Lower 2 C scenarios (Exajoules) (Exajoules) immediate and ubiquitous implementation of strict energy and material efficiency (Exajoules) (8) measures.” Given a wide range of uncertainties, no single pathway can be reasonably o IPCC Lower 2 C Scenarios 2040 o IPCC Lower 2 C Scenarios 2040 800 predicted. A key unknown relates to yet-to-be-developed advances in technology and 800 breakthroughs that may influence the cost and potential availability of certain pathways toward a 2°C scenario. Scenarios that employ a full complement of technology options 600 are likely to provide the most economically efficient pathways. 600 Non-bio Considerable work has been done in scientific and economic communities to explore potential Non-bio renewables renewables energy pathways to meet a 2ºC target. For example, the Stanford University Energy Modeling 400 (9) Bioenergy 400 Forum 27 (EMF27) provided a range of full technology scenarios to meet a 2ºC target. In previous Bioenergy Nuclear publications, ExxonMobil has tested the expected energy mix that could exist under these scenarios. Nuclear Coal In October 2018, the Intergovernmental Panel on Climate Change (IPCC) published a Special Coal (10) Report on “Global warming of 1.5ºC” (IPCC SR1.5) and utilized more than 400 emissions 200 Natural gas 200 Natural gas pathways with underlying socioeconomic development, energy system transformations and land use change until the end of the century. The IPCC report identified 74 scenarios as “Lower 2ºC,” Oil Oil which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater 0 0 IPCC Avg IEA SDS than 66 percent likelihood. The chart (upper right) depicts the range of global energy demand in IPCC Avg IEA SDS Source: IEA World Energy Outlook 2020, IPCC SR1.5 2040 2040 Source: IEA World Energy Outlook 2020, IPCC SR1.5 2040 across these IPCC Lower 2ºC scenarios. As the chart illustrates, predicting absolute 2040 2040 2040 energy demand levels in total and by energy type carries a wide range of uncertainty, and particular (13) Global energy-related CO2 emissions (13) (13) Global energy-related CO emissions scenarios are heavily influenced by technology and policy assumptions. Global energy-related CO2 emissions 2 (Billion tonnes) (Billion tonnes) (Billion tonnes) 50 For comparison purposes, the chart also includes energy demand projections in 2040 based on the 50 IEA’s SDS. The IEA specifically notes that its SDS works backward to examine actions needed to 40 achieve the United Nations’ energy-related Sustainable Development Goals, including the 40 (11) objectives of the Paris Agreement. 2019 Outlook for Energy 2019 Outlook for Energy 30 2020 IEA STEPS 30 2020 IEA STEPS The chart (bottom right) illustrates potential global CO emissions trajectories of the IPCC Lower 2 2020 IEA SDS 2020 IEA SDS 2ºC scenarios and the IEA’s SDS and STEPS, relative to ExxonMobil’s Outlook for Energy. In 20 20 aggregate, the Outlook for Energy projections align with the Nationally Determined Contributions (5) (NDCs ) submitted by Paris Agreement signatories, which represent each country’s plan to reduce 10 10 its emissions. The IEA STEPS projects emissions at a comparable level generally in line with the 2030 NDC submissions. The 2020 United Nations Emissions Gap report concluded that the NDCs 0 0 (12) IPCC remain inadequate to meet the Paris Agreement. New NDCs have been submitted recently and IPCC Lower Lo o wer more are expected in 2021. 2 C o -10 2 C scenarios -10 scenarios -20 -20 2010 2020 2030 2040 2050 2060 2070 2080 2090 2100 2010 2020 2030 2040 2050 2060 2070 2080 2090 2100 Source: ExxonMobil 2019 Outlook for Energy, IEA World Energy Outlook 2020, IPCC SR1.5 Source: ExxonMobil 2019 Outlook for Energy, IEA World Energy Outlook 2020, IPCC SR1.5

15 | Updated 2021 Energy & Carbon Summary Considering 2°C scenarios, continued o o o R R R Range of gr ange of g ange of g ange of gr r ro o o ow w w wth r th th th r r rat a a at t tes acr es ac es ac es acr r ross IPC oss IP oss IP oss IPC C CC L C C C L L Lo ow ow ow wer 2°C sc er 2 er 2 er 2 C s C s C sc c cenarios f enarios f enarios f enarios fr r r rom 2010 om 2010 om 2010 om 2010 t t t to o o o The IPCC Lower 2ºC scenarios produce a variety of views on projected global energy demand in 2040 (CAGR) 2040 2040 2040 ( ( (C C CA A AGR) GR) GR) total and by specific types of energy. The average of the scenarios’ growth rates per energy source (% change per year) (14) (% change (% change (% change p p per yea er yea er year r r) ) ) has been used to consider potential impacts on energy demand for this report. 1 1 15 5 5% % % Non-bio Non-bio Non-bio Based on this analysis, primary energy demand on a worldwide basis is projected to increase about r r ren en ene e ew w wables ables ables 0.3 percent per year on average from 2010 to 2040. Expected demand and technologies deployed 1 1 10 0 0% % % in 2040 vary by model and energy type (see upper right chart): Biomass Biomass Biomass Nuclear Nuclear Nuclear • Natural gas demand is expected on average to be similar to 2010, while oil demand is projected Natu Natu Natur r ral al al Primary Primary Primary 5 5 5% % % gas gas gas ene ene ener r rgy gy gy Oil Oil Oil on average to decline by about 0.5 percent per year. Together their share of energy demand is Coal Coal Coal projected on average to still be almost 50 percent by 2040. 0 0 0% % % • Non-bio renewables, such as wind, solar and hydro, are expected to increase on average by almost 7 percent per year, while nuclear power should increase about 2.5 percent per year. • Coal demand is expected to decline by an average of 4.5 percent per year, representing a roughly - - -5 5 5% % % High High High 75 percent decrease from 2010 to 2040. A A Av v ve e er r rage age age • Bioenergy demand is projected on average to grow at about 2.3 percent per year. - - -1 1 10 0 0% % % L L Lo o ow w w • Carbon capture and storage (CCS) is a key technology to address CO emissions, enabling lower 2 emissions from industrial and power sectors. In the IPCC Lower 2ºC scenarios, CCS would need to be deployed to a scale equivalent to about 10 percent of the world’s energy demand (table - - -1 1 15 5 5% % % bottom right). Sou Sou Sour r rc c ce: IP e: IP e: IPC C CC SR1.5, Ex C SR1.5, Ex C SR1.5, Exx x xonMobil analysis onMobil analysis onMobil analysis All energy sources remain important through 2040 across all the IPCC Lower 2°C scenarios, A A A Av v v ve e e er r r rage need for age need for age need for age need for C C C CCS in CS in CS in CS in Wide v Wide Wide Wide v v variety of 2040 ener ariety of 2040 ene ariety of 2040 ene ariety of 2040 ener r rgy mix gy mix gy mix gy mix though the mix of energy and technology shifts over time. Across these scenarios, a wide range of o o o o o o IP IP IP IPC C C CC C C C L L L Low ow ow ower 2 er 2 er 2 er 2°C sc C s C s C sc c cenarios enarios enarios enarios in IPC in IP in IP in IPC C CC L C C C L L Lo o o ow w w wer 2°C sc er 2 er 2 er 2 C s C s C sc c cenarios enarios enarios enarios outcomes can be observed for the various fuel sources (table bottom right). Nevertheless, oil and (Billion (Billion (Billion (Billion t t t tonnes onnes onnes onnes C C C CO O O O ) ) ) ) 2 2 2 2 natural gas remain essential components of the energy mix, even in models with the lowest level of 2040 2040 2040 Sha Sha Shar r re e e b b by sou y sou y sour r rc c ces es es A A Av v ve e er r rag ag age e e 2040 2040 2040 R R Range ange ange 6 6 6 energy demand. Oil demand is projected to decline modestly on average, and much more slowly than its rate of natural decline from existing producing fields. Natural gas demand holds steady due Oil and natu Oil and natu Oil and natur r ral ga al ga al gas s s 48 48 48% % % 28-66% 28-66% 28-66% 5 5 5 to its many advantages, including lower greenhouse gas emissions. As a result of these growing energy demand trends coupled with natural field decline, substantial new investments are required 4 4 4 Coal Coal Coal 8 8 8% % % 1-21% 1-21% 1-21% in both oil and natural gas capacity, even under the IPCC Lower 2°C scenarios that contemplate substantial reductions in greenhouse gas emissions. 3 3 3 Nuclear Nuclear Nuclear 4 4 4% % % 1-7% 1-7% 1-7% 2 2 2 Bio Bio Bio 19 19 19% % % 8-36% 8-36% 8-36% Non-bio Non-bio Non-bio 1 1 1 r r ren en ene e ew w wables ables ables 21 21 21% % % 8-43% 8-43% 8-43% P P Pe e er r rc c cent of ent of ent of t t total otal otal 0 0 0 ene ene ener r rgy depl gy depl gy deplo o oying ying ying 10 10 10% % % 1-19% 1-19% 1-19% C C CCS CS CS 2 2 20 0 01 1 10 0 0 2 2 20 0 02 2 20 0 0 2 2 20 0 03 3 30 0 0 2 2 20 0 04 4 40 0 0 Sou Sou Sour r rc c ce: IP e: IP e: IPC C CC SR1.5, Ex C SR1.5, Ex C SR1.5, Exx x xonMobil analysis onMobil analysis onMobil analysis Sou Sou Sour r rc c ce: IP e: IP e: IPC C CC SR1.5, Ex C SR1.5, Ex C SR1.5, Exx x xonMobil analysis onMobil analysis onMobil analysis15 | Updated 2021 Energy & Carbon Summary Considering 2°C scenarios, continued o o o R R R Range of gr ange of g ange of g ange of gr r ro o o ow w w wth r th th th r r rat a a at t tes acr es ac es ac es acr r ross IPC oss IP oss IP oss IPC C CC L C C C L L Lo ow ow ow wer 2°C sc er 2 er 2 er 2 C s C s C sc c cenarios f enarios f enarios f enarios fr r r rom 2010 om 2010 om 2010 om 2010 t t t to o o o The IPCC Lower 2ºC scenarios produce a variety of views on projected global energy demand in 2040 (CAGR) 2040 2040 2040 ( ( (C C CA A AGR) GR) GR) total and by specific types of energy. The average of the scenarios’ growth rates per energy source (% change per year) (14) (% change (% change (% change p p per yea er yea er year r r) ) ) has been used to consider potential impacts on energy demand for this report. 1 1 15 5 5% % % Non-bio Non-bio Non-bio Based on this analysis, primary energy demand on a worldwide basis is projected to increase about r r ren en ene e ew w wables ables ables 0.3 percent per year on average from 2010 to 2040. Expected demand and technologies deployed 1 1 10 0 0% % % in 2040 vary by model and energy type (see upper right chart): Biomass Biomass Biomass Nuclear Nuclear Nuclear • Natural gas demand is expected on average to be similar to 2010, while oil demand is projected Natu Natu Natur r ral al al Primary Primary Primary 5 5 5% % % gas gas gas ene ene ener r rgy gy gy Oil Oil Oil on average to decline by about 0.5 percent per year. Together their share of energy demand is Coal Coal Coal projected on average to still be almost 50 percent by 2040. 0 0 0% % % • Non-bio renewables, such as wind, solar and hydro, are expected to increase on average by almost 7 percent per year, while nuclear power should increase about 2.5 percent per year. • Coal demand is expected to decline by an average of 4.5 percent per year, representing a roughly - - -5 5 5% % % High High High 75 percent decrease from 2010 to 2040. A A Av v ve e er r rage age age • Bioenergy demand is projected on average to grow at about 2.3 percent per year. - - -1 1 10 0 0% % % L L Lo o ow w w • Carbon capture and storage (CCS) is a key technology to address CO emissions, enabling lower 2 emissions from industrial and power sectors. In the IPCC Lower 2ºC scenarios, CCS would need to be deployed to a scale equivalent to about 10 percent of the world’s energy demand (table - - -1 1 15 5 5% % % bottom right). Sou Sou Sour r rc c ce: IP e: IP e: IPC C CC SR1.5, Ex C SR1.5, Ex C SR1.5, Exx x xonMobil analysis onMobil analysis onMobil analysis All energy sources remain important through 2040 across all the IPCC Lower 2°C scenarios, A A A Av v v ve e e er r r rage need for age need for age need for age need for C C C CCS in CS in CS in CS in Wide v Wide Wide Wide v v variety of 2040 ener ariety of 2040 ene ariety of 2040 ene ariety of 2040 ener r rgy mix gy mix gy mix gy mix though the mix of energy and technology shifts over time. Across these scenarios, a wide range of o o o o o o IP IP IP IPC C C CC C C C L L L Low ow ow ower 2 er 2 er 2 er 2°C sc C s C s C sc c cenarios enarios enarios enarios in IPC in IP in IP in IPC C CC L C C C L L Lo o o ow w w wer 2°C sc er 2 er 2 er 2 C s C s C sc c cenarios enarios enarios enarios outcomes can be observed for the various fuel sources (table bottom right). Nevertheless, oil and (Billion (Billion (Billion (Billion t t t tonnes onnes onnes onnes C C C CO O O O ) ) ) ) 2 2 2 2 natural gas remain essential components of the energy mix, even in models with the lowest level of 2040 2040 2040 Sha Sha Shar r re e e b b by sou y sou y sour r rc c ces es es A A Av v ve e er r rag ag age e e 2040 2040 2040 R R Range ange ange 6 6 6 energy demand. Oil demand is projected to decline modestly on average, and much more slowly than its rate of natural decline from existing producing fields. Natural gas demand holds steady due Oil and natu Oil and natu Oil and natur r ral ga al ga al gas s s 48 48 48% % % 28-66% 28-66% 28-66% 5 5 5 to its many advantages, including lower greenhouse gas emissions. As a result of these growing energy demand trends coupled with natural field decline, substantial new investments are required 4 4 4 Coal Coal Coal 8 8 8% % % 1-21% 1-21% 1-21% in both oil and natural gas capacity, even under the IPCC Lower 2°C scenarios that contemplate substantial reductions in greenhouse gas emissions. 3 3 3 Nuclear Nuclear Nuclear 4 4 4% % % 1-7% 1-7% 1-7% 2 2 2 Bio Bio Bio 19 19 19% % % 8-36% 8-36% 8-36% Non-bio Non-bio Non-bio 1 1 1 r r ren en ene e ew w wables ables ables 21 21 21% % % 8-43% 8-43% 8-43% P P Pe e er r rc c cent of ent of ent of t t total otal otal 0 0 0 ene ene ener r rgy depl gy depl gy deplo o oying ying ying 10 10 10% % % 1-19% 1-19% 1-19% C C CCS CS CS 2 2 20 0 01 1 10 0 0 2 2 20 0 02 2 20 0 0 2 2 20 0 03 3 30 0 0 2 2 20 0 04 4 40 0 0 Sou Sou Sour r rc c ce: IP e: IP e: IPC C CC SR1.5, Ex C SR1.5, Ex C SR1.5, Exx x xonMobil analysis onMobil analysis onMobil analysis Sou Sou Sour r rc c ce: IP e: IP e: IPC C CC SR1.5, Ex C SR1.5, Ex C SR1.5, Exx x xonMobil analysis onMobil analysis onMobil analysis

16 | Updated 2021 Energy & Carbon Summary UP CLOSE: Signposts for the evolving Indicators for a 2°C pathway energy landscape Continued transition of the energy system will provide important indicators on whether society is successfully moving toward a 2ºC scenario. The following illustrates the progress Changes in the relative cost of new technologies compared to existing or made from 2010 to 2018 toward that objective by 2040. alternative energy sources may further increase shifts in the global energy mix. Using Company and third-party sources, ExxonMobil monitors a Renewables, nuclear and fossil fuels with CCS rise Low-carbon power generation (including CCS) variety of signposts that may indicate a potential acceleration in shifts to the (15) (16) to 50% of primary energy demand grows to 85% of total supply ˜ ˜ energy landscape. They include: 33% 36% 85% • New, more ambitious NDCs, along with broad implementation of significant policy ˜ and regulatory initiatives, such as carbon pricing. 2010 1 out of 10 • Increasing electrification of energy systems and technology developments that reduce costs and increase reliability of energy storage. 2018 2 out of 10 • Development of scalable alternative energy technologies such as advanced biofuels, leading to displacement of gasoline and distillate in the fuels market. 2010 2018 2040 2040 5 out of 10 • Advances in CCS technology to lower cost and enable low-carbon hydrogen production. (18) (19) Increased electrification Oil demand falls Global electricity generation shifts (17) of energy demand • Advances in significant new capacity expansions of multiple technologies, as well Non-bio CCS utilization renewables at 0.01% in 2018 as the associated financing. 11% up to 23% in 2018, vs. 10% in 2040 and ~60% objective objective ~20% ~20% ~35% by 2040 2010 to 2018 Use of sensitivity analysis Bioenergy Nuclear 10% at 2% in 2018 fallen to 10% in ExxonMobil uses sensitivity analyses to provide greater perspective on how 2010 2018 2040 vs. objective 2018 vs. ~13% of 5% by 2040 objective in 2040 variations to its Outlook for Energy assumptions could affect projected energy 2010 to 2040 supply and demand. The analyses for these sensitivities involve assessing technology advancements and the potential impact on energy supply and demand, resulting in Average IEA World Summary of demand growth rates Annual reduction carbon of the IPCC ExxonMobil 2019 Energy Outlook a range of potential low-to high-demand outcomes for certain energy sources. The (20) (19) Mean annual demand growth rate 2010-2040 Lower 2°C Outlook for Energy 2010-2019 intensity/GDP projections in the sensitivity analyses do not represent the Company’s viewpoint or (monitoring implementation of Energy demand▲ 0.3%▲ 0.9%▲ 1.3% Paris Agreement) the likelihood of these alternatives, but can provide context to its analysis. Oil▼ (0.5)%▲ 0.8%▲ 1.1% 7.7% 2.4% Natural gas (0.1)%▲ 1.4%▲ 2.2% Recent sensitivities included light- and heavy-duty vehicles and natural gas for Needed to In 2019 Coal▼ (4.5)%▼ (0.2)%▲ 0.4% stay within Nuclear▲ 2.5%▲ 1.5%▲ 0.1% electricity and power generation, which ExxonMobil has included in its 2019 Outlook 2°C global carbon Bioenergy▲ 2.3%▲ 0.8%▲ 1.3% for Energy and 2020 Energy & Carbon Summary. budget Non-bio renewables▲ 6.9%▲ 4.1%▲ 6.0% The 2018 progress is based on ExxonMobil 2019 analysis; the 2040 targets are derived from the IPCC Lower 2ºC scenarios. ▲16 | Updated 2021 Energy & Carbon Summary UP CLOSE: Signposts for the evolving Indicators for a 2°C pathway energy landscape Continued transition of the energy system will provide important indicators on whether society is successfully moving toward a 2ºC scenario. The following illustrates the progress Changes in the relative cost of new technologies compared to existing or made from 2010 to 2018 toward that objective by 2040. alternative energy sources may further increase shifts in the global energy mix. Using Company and third-party sources, ExxonMobil monitors a Renewables, nuclear and fossil fuels with CCS rise Low-carbon power generation (including CCS) variety of signposts that may indicate a potential acceleration in shifts to the (15) (16) to 50% of primary energy demand grows to 85% of total supply ˜ ˜ energy landscape. They include: 33% 36% 85% • New, more ambitious NDCs, along with broad implementation of significant policy ˜ and regulatory initiatives, such as carbon pricing. 2010 1 out of 10 • Increasing electrification of energy systems and technology developments that reduce costs and increase reliability of energy storage. 2018 2 out of 10 • Development of scalable alternative energy technologies such as advanced biofuels, leading to displacement of gasoline and distillate in the fuels market. 2010 2018 2040 2040 5 out of 10 • Advances in CCS technology to lower cost and enable low-carbon hydrogen production. (18) (19) Increased electrification Oil demand falls Global electricity generation shifts (17) of energy demand • Advances in significant new capacity expansions of multiple technologies, as well Non-bio CCS utilization renewables at 0.01% in 2018 as the associated financing. 11% up to 23% in 2018, vs. 10% in 2040 and ~60% objective objective ~20% ~20% ~35% by 2040 2010 to 2018 Use of sensitivity analysis Bioenergy Nuclear 10% at 2% in 2018 fallen to 10% in ExxonMobil uses sensitivity analyses to provide greater perspective on how 2010 2018 2040 vs. objective 2018 vs. ~13% of 5% by 2040 objective in 2040 variations to its Outlook for Energy assumptions could affect projected energy 2010 to 2040 supply and demand. The analyses for these sensitivities involve assessing technology advancements and the potential impact on energy supply and demand, resulting in Average IEA World Summary of demand growth rates Annual reduction carbon of the IPCC ExxonMobil 2019 Energy Outlook a range of potential low-to high-demand outcomes for certain energy sources. The (20) (19) Mean annual demand growth rate 2010-2040 Lower 2°C Outlook for Energy 2010-2019 intensity/GDP projections in the sensitivity analyses do not represent the Company’s viewpoint or (monitoring implementation of Energy demand▲ 0.3%▲ 0.9%▲ 1.3% Paris Agreement) the likelihood of these alternatives, but can provide context to its analysis. Oil▼ (0.5)%▲ 0.8%▲ 1.1% 7.7% 2.4% Natural gas (0.1)%▲ 1.4%▲ 2.2% Recent sensitivities included light- and heavy-duty vehicles and natural gas for Needed to In 2019 Coal▼ (4.5)%▼ (0.2)%▲ 0.4% stay within Nuclear▲ 2.5%▲ 1.5%▲ 0.1% electricity and power generation, which ExxonMobil has included in its 2019 Outlook 2°C global carbon Bioenergy▲ 2.3%▲ 0.8%▲ 1.3% for Energy and 2020 Energy & Carbon Summary. budget Non-bio renewables▲ 6.9%▲ 4.1%▲ 6.0% The 2018 progress is based on ExxonMobil 2019 analysis; the 2040 targets are derived from the IPCC Lower 2ºC scenarios. ▲

17 | Updated 2021 Energy & Carbon Summary UP CLOSE: Potential impact on proved Significant investment still needed in 2°C scenarios reserves and resources Global oil supply estimates Global oil supply estima Global oil supply estimat tes es Considering the IPCC Lower 2oC scenarios (Million oil-equivalent barrels per day) (Million oil (Million oil- -equi equiv valent bar alent barr rels per d els per da ay y) ) considering 2°C scenarios average global liquids demand is projected to decline from 98 million barrels per day in 2019 1 12 20 0 (note that 2020 demand of 88 million barrels Over the coming decades, oil and natural gas will continue tt IEA STEPS IEA STEPS per day was significantly impacted by COVID-19 1 10 00 0 demand demand to play a critical role in meeting the world’s energy demand, restrictions) to about 75 million barrels per day even considering the IPCC Lower 2°C scenarios. The following in 2040. Without future investment and due to Ave Aver rage demand based age demand based 8 80 0 on IP on IPC CC C L Lower 2°C ower 2°C analysis is intended to address the potential impacts to the tt natural field decline, world liquids production scenarios scenarios (21) tt Company’s proved reserves and resources through 2040 IEA S IEA SD DS S would be expected to drop to about 22 million 6 60 0 demand demand and beyond, considering the average of the IPCC Lower 2ºC barrels per day in 2040, greatly exceeding the N Ne ew supply w supply r requi equir red ed (22) scenarios’ oil and natural gas growth rates. potential demand reduction. Natural gas field 4 40 0 decline rates are generally similar to liquids. Proved reserves With the potential 2040 imbalance (absent 2 20 0 Decline without i Decline without in nv vestment estment ExxonMobil believes that over the long term, proved reserves are one future investment), the substantial majority of of the main drivers of intrinsic value of an integrated oil and natural gas ExxonMobil’s proved reserves that are 0 0 (23) company’s upstream operations. At the end of 2020, ExxonMobil’s projected to be produced by 2040 are 2 20 01 19 9 2 20 04 40 0 proved reserves totaled about 15 billion oil-equivalent barrels, comprised supported by ample demand, and therefore E Ex xcludes biofuels; Sou cludes biofuels; Sour rc ce: IHS, IE e: IHS, IEA A, IP , IPC CC SR1.5, EM analyses C SR1.5, EM analyses (24) o o o o of approximately 60 percent oil and 40 percent natural gas. These 2 2 C s C sc cenarios based on IP enarios based on IPC CC C L Lo ower 2 wer 2 C s C sc cenarios enarios face little risk related to the average of the IPCC proved reserves are assessed annually and reported in the Company’s Lower 2°C scenarios. Considering the IEA’s Global natu Global natu Global natur r ral gas supply estima al gas supply estima al gas supply estimat t tes es es annual report on Form 10-K in accordance with rules of the U.S. SDS (a well below 2°C scenario), the IEA (Billion cubic feet per d (Billion cubic feet per d (Billion cubic feet per da a ay y y) ) ) Securities and Exchange Commission. Based on currently anticipated estimated that almost $12 trillion of investment production schedules, a substantial majority of ExxonMobil’s year-end will be needed for oil and natural gas supply for 6 60 00 0 2020 proved reserves are expected to have been produced by 2040. (25) 2020-2040. Additionally, the IEA has Since the average of the IPCC Lower 2°C scenarios implies significant reported that current industry investment levels tt IEA STEPS IEA STEPS 5 50 00 0 use of oil and natural gas through the middle of the century, these demand demand are well below what is needed in these IEA reserves face little risk from declining demand. scenarios, indicating a critical need for 4 40 00 0 IEA S IEA SD DS S increased oil and natural gas investment versus tt demand demand t t Ave Aver rage demand based age demand based (26) 2020 levels. 3 30 00 0 on IP on IPC CC C L Lower 2°C ower 2°C N Ne ew supply w supply r requi equir red ed scenarios scenarios 2 20 00 0 1 10 00 0 Decline without i Decline without in nv vestment estment 0 0 2 20 01 19 9 2 20 04 40 0 Sou Sour rc ce: IHS, IE e: IHS, IEA A, IP , IPC CC SR1.5, EM analyses C SR1.5, EM analyses o o o o 2 2 C s C sc cenarios based on IP enarios based on IPC CC C L Lo ower 2 wer 2 C s C sc cenarios enarios17 | Updated 2021 Energy & Carbon Summary UP CLOSE: Potential impact on proved Significant investment still needed in 2°C scenarios reserves and resources Global oil supply estimates Global oil supply estima Global oil supply estimat tes es Considering the IPCC Lower 2oC scenarios (Million oil-equivalent barrels per day) (Million oil (Million oil- -equi equiv valent bar alent barr rels per d els per da ay y) ) considering 2°C scenarios average global liquids demand is projected to decline from 98 million barrels per day in 2019 1 12 20 0 (note that 2020 demand of 88 million barrels Over the coming decades, oil and natural gas will continue tt IEA STEPS IEA STEPS per day was significantly impacted by COVID-19 1 10 00 0 demand demand to play a critical role in meeting the world’s energy demand, restrictions) to about 75 million barrels per day even considering the IPCC Lower 2°C scenarios. The following in 2040. Without future investment and due to Ave Aver rage demand based age demand based 8 80 0 on IP on IPC CC C L Lower 2°C ower 2°C analysis is intended to address the potential impacts to the tt natural field decline, world liquids production scenarios scenarios (21) tt Company’s proved reserves and resources through 2040 IEA S IEA SD DS S would be expected to drop to about 22 million 6 60 0 demand demand and beyond, considering the average of the IPCC Lower 2ºC barrels per day in 2040, greatly exceeding the N Ne ew supply w supply r requi equir red ed (22) scenarios’ oil and natural gas growth rates. potential demand reduction. Natural gas field 4 40 0 decline rates are generally similar to liquids. Proved reserves With the potential 2040 imbalance (absent 2 20 0 Decline without i Decline without in nv vestment estment ExxonMobil believes that over the long term, proved reserves are one future investment), the substantial majority of of the main drivers of intrinsic value of an integrated oil and natural gas ExxonMobil’s proved reserves that are 0 0 (23) company’s upstream operations. At the end of 2020, ExxonMobil’s projected to be produced by 2040 are 2 20 01 19 9 2 20 04 40 0 proved reserves totaled about 15 billion oil-equivalent barrels, comprised supported by ample demand, and therefore E Ex xcludes biofuels; Sou cludes biofuels; Sour rc ce: IHS, IE e: IHS, IEA A, IP , IPC CC SR1.5, EM analyses C SR1.5, EM analyses (24) o o o o of approximately 60 percent oil and 40 percent natural gas. These 2 2 C s C sc cenarios based on IP enarios based on IPC CC C L Lo ower 2 wer 2 C s C sc cenarios enarios face little risk related to the average of the IPCC proved reserves are assessed annually and reported in the Company’s Lower 2°C scenarios. Considering the IEA’s Global natu Global natu Global natur r ral gas supply estima al gas supply estima al gas supply estimat t tes es es annual report on Form 10-K in accordance with rules of the U.S. SDS (a well below 2°C scenario), the IEA (Billion cubic feet per d (Billion cubic feet per d (Billion cubic feet per da a ay y y) ) ) Securities and Exchange Commission. Based on currently anticipated estimated that almost $12 trillion of investment production schedules, a substantial majority of ExxonMobil’s year-end will be needed for oil and natural gas supply for 6 60 00 0 2020 proved reserves are expected to have been produced by 2040. (25) 2020-2040. Additionally, the IEA has Since the average of the IPCC Lower 2°C scenarios implies significant reported that current industry investment levels tt IEA STEPS IEA STEPS 5 50 00 0 use of oil and natural gas through the middle of the century, these demand demand are well below what is needed in these IEA reserves face little risk from declining demand. scenarios, indicating a critical need for 4 40 00 0 IEA S IEA SD DS S increased oil and natural gas investment versus tt demand demand t t Ave Aver rage demand based age demand based (26) 2020 levels. 3 30 00 0 on IP on IPC CC C L Lower 2°C ower 2°C N Ne ew supply w supply r requi equir red ed scenarios scenarios 2 20 00 0 1 10 00 0 Decline without i Decline without in nv vestment estment 0 0 2 20 01 19 9 2 20 04 40 0 Sou Sour rc ce: IHS, IE e: IHS, IEA A, IP , IPC CC SR1.5, EM analyses C SR1.5, EM analyses o o o o 2 2 C s C sc cenarios based on IP enarios based on IPC CC C L Lo ower 2 wer 2 C s C sc cenarios enarios

18 | Updated 2021 Energy & Carbon Summary Potential impact on proved reserves UP CLOSE: and resources considering 2°C Reducing costs using technology to improve scenarios, continued competitive position For the remaining year-end 2020 proved reserves that are projected to be produced beyond 2040, the Trillions of dollars of investment in oil and natural gas will be needed, reserves are generally associated with assets where the majority of development costs are incurred even in 2°C scenarios. By leveraging high-impact technologies from before 2040. While these proved reserves may be subject to more stringent climate-related policies ExxonMobil’s research organization, costs and environmental impacts in the future, technology advancements and targeted investments could mitigate production-related are reduced, positioning the Company’s portfolio to compete emissions and associated costs. In addition, these assets have generally lower risk given the technical successfully. knowledge accumulated over many decades of production. Accordingly, the production of these Examples of technology-enabled cost and environmental footprint reserves will likely remain economic even considering the average oil and natural gas demand under reductions: the IPCC Lower 2°C scenarios. • Record-setting extended-reach wells in Sakhalin to significantly Resources reduce drilling costs and environmental footprints. ExxonMobil maintains a large and diverse portfolio of undeveloped resources that provide • Full-physics modeling and next-generation completion designs for considerable flexibility to develop new supplies to meet future energy demand and replenish the unconventional developments to reduce drilling and improve recovery. Company’s proved reserves. The Company also continues to enhance the quality of this resource base through successful exploration, acquisitions, divestments, and ongoing development planning and • Combination of horizontal drilling with hydraulic fracturing to appraisal activities. significantly reduce land surface footprint and cost. Under the IPCC Lower 2ºC scenarios, the world will continue to require significant investment in both liquids and natural gas. Based on these scenarios, and assuming ExxonMobil retains its current share of (27) global production, the Company would need to replenish its existing proved reserves entirely by 2040 under the IPCC Lower 2ºC scenarios average. For ExxonMobil, the underlying economics of commercializing resources are dependent on a number of factors, including evolving government regulations, that are assessed annually using a dynamic resource development process. The best resource opportunities are advanced and assets with lower potential are monetized or exited. All investments are tested over a wide range of commodity price assumptions and market conditions. Notably, the IEA’s estimates of future prices under its 2ºC pathway (28) fall within the range used to test investments. The Yastreb drilling rig, Sakhalin Island, Russia.18 | Updated 2021 Energy & Carbon Summary Potential impact on proved reserves UP CLOSE: and resources considering 2°C Reducing costs using technology to improve scenarios, continued competitive position For the remaining year-end 2020 proved reserves that are projected to be produced beyond 2040, the Trillions of dollars of investment in oil and natural gas will be needed, reserves are generally associated with assets where the majority of development costs are incurred even in 2°C scenarios. By leveraging high-impact technologies from before 2040. While these proved reserves may be subject to more stringent climate-related policies ExxonMobil’s research organization, costs and environmental impacts in the future, technology advancements and targeted investments could mitigate production-related are reduced, positioning the Company’s portfolio to compete emissions and associated costs. In addition, these assets have generally lower risk given the technical successfully. knowledge accumulated over many decades of production. Accordingly, the production of these Examples of technology-enabled cost and environmental footprint reserves will likely remain economic even considering the average oil and natural gas demand under reductions: the IPCC Lower 2°C scenarios. • Record-setting extended-reach wells in Sakhalin to significantly Resources reduce drilling costs and environmental footprints. ExxonMobil maintains a large and diverse portfolio of undeveloped resources that provide • Full-physics modeling and next-generation completion designs for considerable flexibility to develop new supplies to meet future energy demand and replenish the unconventional developments to reduce drilling and improve recovery. Company’s proved reserves. The Company also continues to enhance the quality of this resource base through successful exploration, acquisitions, divestments, and ongoing development planning and • Combination of horizontal drilling with hydraulic fracturing to appraisal activities. significantly reduce land surface footprint and cost. Under the IPCC Lower 2ºC scenarios, the world will continue to require significant investment in both liquids and natural gas. Based on these scenarios, and assuming ExxonMobil retains its current share of (27) global production, the Company would need to replenish its existing proved reserves entirely by 2040 under the IPCC Lower 2ºC scenarios average. For ExxonMobil, the underlying economics of commercializing resources are dependent on a number of factors, including evolving government regulations, that are assessed annually using a dynamic resource development process. The best resource opportunities are advanced and assets with lower potential are monetized or exited. All investments are tested over a wide range of commodity price assumptions and market conditions. Notably, the IEA’s estimates of future prices under its 2ºC pathway (28) fall within the range used to test investments. The Yastreb drilling rig, Sakhalin Island, Russia.

19 | Updated 2021 Energy & Carbon Summary UP CLOSE: Potential impact on proved Dynamic resource development planning reserves and resources This process considers a wide range of variables over time, including as appropriate: the extent and considering 2°C scenarios, quality of the resource, development concepts, fiscal terms, regulatory requirements, proximity to continued existing infrastructure, market conditions, enabling technologies, and policy developments, including climate-related policy. In light of the multiple and dynamic factors that influence ExxonMobil optimizes resource development plans in line with these variables and prioritizes governments’ diverse approaches to regulate resources and decisions developments that are competitively advantaged in delivering long-term shareholder value. A rigorous by industry to commercialize undeveloped resources, it is not possible Decision Quality Framework is employed to inform development decisions ranging from developing the to identify which specific assets will ultimately be developed. resource (which eventually moves to proved reserves), monetizing the resource by selling it to others, or exiting the asset. However, the Company is confident that the size, diversity and continued upgrading of resources will enable the ongoing With a very large resource base, this process can take decades as technologies are developed, market replenishment of proved reserves under a range of potential future conditions change and competition evolves. Two examples illustrate this: demand scenarios and regional policy differences. Regional policies that constrain supply in one area could enhance returns in others. LIZA PHASE 1 DEVELOPMENT NORWAY SALE The Liza field was discovered in May 2015 In contrast, the Company monetized its Norway offshore Guyana. ExxonMobil’s approach to upstream assets through a December 2019 sale. development planning enabled an industry After an evaluation of the Company’s portfolio, the leading start-up in less than five years asset was divested to enable ExxonMobil to focus on following discovery. investments with higher long-term strategic value. Dynamic resource development planning to maximize value Monetize Development Development Develop Resource planning decision Exit acreage Optimize Environmental Resource Market Fiscal terms impact analysis definition development Regulatory Development Infrastructure Enabling requirements concept and cost availability technology19 | Updated 2021 Energy & Carbon Summary UP CLOSE: Potential impact on proved Dynamic resource development planning reserves and resources This process considers a wide range of variables over time, including as appropriate: the extent and considering 2°C scenarios, quality of the resource, development concepts, fiscal terms, regulatory requirements, proximity to continued existing infrastructure, market conditions, enabling technologies, and policy developments, including climate-related policy. In light of the multiple and dynamic factors that influence ExxonMobil optimizes resource development plans in line with these variables and prioritizes governments’ diverse approaches to regulate resources and decisions developments that are competitively advantaged in delivering long-term shareholder value. A rigorous by industry to commercialize undeveloped resources, it is not possible Decision Quality Framework is employed to inform development decisions ranging from developing the to identify which specific assets will ultimately be developed. resource (which eventually moves to proved reserves), monetizing the resource by selling it to others, or exiting the asset. However, the Company is confident that the size, diversity and continued upgrading of resources will enable the ongoing With a very large resource base, this process can take decades as technologies are developed, market replenishment of proved reserves under a range of potential future conditions change and competition evolves. Two examples illustrate this: demand scenarios and regional policy differences. Regional policies that constrain supply in one area could enhance returns in others. LIZA PHASE 1 DEVELOPMENT NORWAY SALE The Liza field was discovered in May 2015 In contrast, the Company monetized its Norway offshore Guyana. ExxonMobil’s approach to upstream assets through a December 2019 sale. development planning enabled an industry After an evaluation of the Company’s portfolio, the leading start-up in less than five years asset was divested to enable ExxonMobil to focus on following discovery. investments with higher long-term strategic value. Dynamic resource development planning to maximize value Monetize Development Development Develop Resource planning decision Exit acreage Optimize Environmental Resource Market Fiscal terms impact analysis definition development Regulatory Development Infrastructure Enabling requirements concept and cost availability technology

20 | Updated 2021 Energy & Carbon Summary Positioning for a lower-carbon energy future Upstream Oil and natural gas remain important energy sources even across the IPCC Lower 2°C scenarios. Natural gas is expected to play a key role in the projected demand shift from coal to lower-emission fuels for power generation and industrial use. ExxonMobil is progressing 12 million tonnes per year of low-cost liquefied natural gas (LNG) supply opportunities to meet the growing global demand. This includes potential projects in Papua New Guinea (PNG), Mozambique and in the United States. As one of the largest natural gas producers in the U.S. and a significant producer of LNG around the world, the Company is well positioned to meet the future demand for these resources. Rising oil demand will be driven by commercial transportation and the chemical industry’s use of oil as a feedstock; fuel demand for light-duty vehicles is expected to decrease, reflecting efficiency improvements and growth in alternative fuels. A tanker being loaded with LNG at ExxonMobil’s terminal in Papua New Guinea.20 | Updated 2021 Energy & Carbon Summary Positioning for a lower-carbon energy future Upstream Oil and natural gas remain important energy sources even across the IPCC Lower 2°C scenarios. Natural gas is expected to play a key role in the projected demand shift from coal to lower-emission fuels for power generation and industrial use. ExxonMobil is progressing 12 million tonnes per year of low-cost liquefied natural gas (LNG) supply opportunities to meet the growing global demand. This includes potential projects in Papua New Guinea (PNG), Mozambique and in the United States. As one of the largest natural gas producers in the U.S. and a significant producer of LNG around the world, the Company is well positioned to meet the future demand for these resources. Rising oil demand will be driven by commercial transportation and the chemical industry’s use of oil as a feedstock; fuel demand for light-duty vehicles is expected to decrease, reflecting efficiency improvements and growth in alternative fuels. A tanker being loaded with LNG at ExxonMobil’s terminal in Papua New Guinea.

21 | Updated 2021 Energy & Carbon Summary Positioning for a lower-carbon energy future, continued Downstream Ex Ex Exx x xonMobil's d onMobil's d onMobil’s do o ownst wnst wnstr r ream p eam p eam pr r ro o oduct shift duct shift duct shift (2027 (2027 (2027 v v vs. 2017) s. 2017) s. 2017) Global demand for commercial transportation fuels, higher-value lube basestock grades, and finished K Kb bd d lubricants is expected to grow, while worldwide gasoline demand will likely peak and then begin declining. Over the past several decades, through the application of advantaged technologies, capital 3 30 00 0 redeployment and divestment, ExxonMobil has created a resilient portfolio of manufacturing sites. Portfolio improvement activity included the divestment of 22 of 43 refinery sites since 2000. In 2 20 00 0 addition, competitiveness has been improved by co-locating approximately 80 percent of refining capacity with chemical or lube basestock manufacturing. ExxonMobil’s average refinery throughput is 75 percent larger than industry providing economies of scale for lower cost transportation fuel 1 10 00 0 production. The Company invests in advantaged, integrated assets with proprietary process and catalyst technology to improve the yield of high-value products consistent with demand trends. This 0 0 continuous high-grading of the portfolio has positioned the Company’s downstream business to remain $54/bbl $54/bbl $70/bbl $70/bbl $78/bbl $78/bbl $109/bbl $109/bbl competitive across a wide range of future scenarios (see top chart). - -1 10 00 0 Chemical - -2 20 00 0 Worldwide demand for chemicals is expected to rise by approximately 40 percent by 2030, underpinned Fu Fue ell o oiill G Ga as so olliin ne e D Diie es se ell/J /Je et t L Lu ub be e b ba as se es st to oc ck k by global population growth, an expanding middle class and demand for increased living standards. All All c columns olumns r re ef flect 2019 pri lect 2019 pric ces: Plat es: Platt ts, A s, Ar rgus and IHS gus and IHS These factors, together with a recognition of the lower greenhouse gas emissions of plastics versus (29) alternatives, correspond to an increase in demand for a variety of everyday products, from food packaging to appliances, vehicle parts to clothing. Many of ExxonMobil’s chemical products help P P Performanc erforman erformanc ce pr e p e pr ro o oduct sales gr duct sales g duct sales gr ro o ow w wth th th customers reduce their greenhouse gas emissions by making cars lighter and more fuel efficient, (volume, indexed) (volume, inde (volume, index xed) ed) improving recyclability and extending products‘ shelf life, therefore, reducing waste. Due to robust 3 35 50 0 growing demand, the Company’s investment strategy is targeted at high-value sectors with ExxonMobil Ex Exx xonMobil onMobil performance approximately 70 percent of new planned capacity additions focused on its performance products p performan erformanc ce e 3 30 00 0 products (see bottom chart). p pr ro oduc duct ts s 2 25 50 0 Potential new areas of investment Global Global Global c c commodity omm ommo odity dity In addition to major capital investments in base business lines, the Company is also investing in 2 20 00 0 chemicals chemicals chemicals significant research and development (R&D) programs that will create potential opportunities to Global GDP Global GDP Global GDP 1 15 50 0 enhance and expand its portfolio. These programs are discussed further in the sections ahead and include R&D efforts in CCS, hydrogen, advanced biofuels and energy-efficient manufacturing. 1 10 00 0 Forecast post-2020 Estima Estimat ted post 2019 ed post 2019 5 50 0 2 20 00 07 7 2 20 01 10 0 2 20 01 15 5 2 20 02 20 0 2 20 02 25 5 Sou Sour rc ce: Ex e: Exx xonMobil onMobil 2019 Outl 2019 Outlo ook for Ene ok for Ener rgy gy, IHS Marki , IHS Markit t, Ex , Exx xonMobil analysis onMobil analysis21 | Updated 2021 Energy & Carbon Summary Positioning for a lower-carbon energy future, continued Downstream Ex Ex Exx x xonMobil's d onMobil's d onMobil’s do o ownst wnst wnstr r ream p eam p eam pr r ro o oduct shift duct shift duct shift (2027 (2027 (2027 v v vs. 2017) s. 2017) s. 2017) Global demand for commercial transportation fuels, higher-value lube basestock grades, and finished K Kb bd d lubricants is expected to grow, while worldwide gasoline demand will likely peak and then begin declining. Over the past several decades, through the application of advantaged technologies, capital 3 30 00 0 redeployment and divestment, ExxonMobil has created a resilient portfolio of manufacturing sites. Portfolio improvement activity included the divestment of 22 of 43 refinery sites since 2000. In 2 20 00 0 addition, competitiveness has been improved by co-locating approximately 80 percent of refining capacity with chemical or lube basestock manufacturing. ExxonMobil’s average refinery throughput is 75 percent larger than industry providing economies of scale for lower cost transportation fuel 1 10 00 0 production. The Company invests in advantaged, integrated assets with proprietary process and catalyst technology to improve the yield of high-value products consistent with demand trends. This 0 0 continuous high-grading of the portfolio has positioned the Company’s downstream business to remain $54/bbl $54/bbl $70/bbl $70/bbl $78/bbl $78/bbl $109/bbl $109/bbl competitive across a wide range of future scenarios (see top chart). - -1 10 00 0 Chemical - -2 20 00 0 Worldwide demand for chemicals is expected to rise by approximately 40 percent by 2030, underpinned Fu Fue ell o oiill G Ga as so olliin ne e D Diie es se ell/J /Je et t L Lu ub be e b ba as se es st to oc ck k by global population growth, an expanding middle class and demand for increased living standards. All All c columns olumns r re ef flect 2019 pri lect 2019 pric ces: Plat es: Platt ts, A s, Ar rgus and IHS gus and IHS These factors, together with a recognition of the lower greenhouse gas emissions of plastics versus (29) alternatives, correspond to an increase in demand for a variety of everyday products, from food packaging to appliances, vehicle parts to clothing. Many of ExxonMobil’s chemical products help P P Performanc erforman erformanc ce pr e p e pr ro o oduct sales gr duct sales g duct sales gr ro o ow w wth th th customers reduce their greenhouse gas emissions by making cars lighter and more fuel efficient, (volume, indexed) (volume, inde (volume, index xed) ed) improving recyclability and extending products‘ shelf life, therefore, reducing waste. Due to robust 3 35 50 0 growing demand, the Company’s investment strategy is targeted at high-value sectors with ExxonMobil Ex Exx xonMobil onMobil performance approximately 70 percent of new planned capacity additions focused on its performance products p performan erformanc ce e 3 30 00 0 products (see bottom chart). p pr ro oduc duct ts s 2 25 50 0 Potential new areas of investment Global Global Global c c commodity omm ommo odity dity In addition to major capital investments in base business lines, the Company is also investing in 2 20 00 0 chemicals chemicals chemicals significant research and development (R&D) programs that will create potential opportunities to Global GDP Global GDP Global GDP 1 15 50 0 enhance and expand its portfolio. These programs are discussed further in the sections ahead and include R&D efforts in CCS, hydrogen, advanced biofuels and energy-efficient manufacturing. 1 10 00 0 Forecast post-2020 Estima Estimat ted post 2019 ed post 2019 5 50 0 2 20 00 07 7 2 20 01 10 0 2 20 01 15 5 2 20 02 20 0 2 20 02 25 5 Sou Sour rc ce: Ex e: Exx xonMobil onMobil 2019 Outl 2019 Outlo ook for Ene ok for Ener rgy gy, IHS Marki , IHS Markit t, Ex , Exx xonMobil analysis onMobil analysis

22 | Updated 2021 Energy & Carbon Summary Developing and deploying CORE R&D CAPABILITIES scalable technology solutions DATA SCIENCE BIOLOGY ExxonMobil’s sustained investment in R&D plays an important role in positioning the Company to develop next generation solutions and progress breakthroughs in areas such as carbon capture, CLIMATE SCIENCE PRODUCT TECHNOLOGY biofuels and energy-efficient process technology. These solutions are critical to addressing the risks of climate change, and have the potential to be used across multiple sectors including the GEOSCIENCE EMERGING TECHNOLOGY power, industrial and long-distance heavy-duty transportation sectors. ENGINEERING CHEMISTRY ENERGY MODELING A variety of disciplines in science and engineering are needed to provide affordable and scalable energy. ExxonMobil employs 20,000 scientists and engineers, including more than 2,000 Ph.D.s, MATERIAL SCIENCE PHYSICS MATHEMATICS who have a wide range of capabilities. The Company’s scientists have authored more than PROCESS TECHNOLOGY 1,000 peer-reviewed publications and been awarded more than 10,000 patents over the past decade. ExxonMobil’s patent portfolio is overseen by management to ensure an efficient and effective process is utilized to steward intellectual property. ExxonMobil collaborates around the world with over 80 universities, five energy centers, and U.S. national laboratories to advance emerging energy technologies. In 2019, the Company formed a research partnership with the U.S. Department of Energy and is working with the National AWARDS Renewable Energy Laboratory and the National Energy Technology Laboratory to accelerate development of areas such as carbon capture and biofuels technologies. In addition, ExxonMobil became the first energy company to join the IBM Quantum Network to explore the future potential for quantum computing to solve real-world energy problems faster or more efficiently than classical computing. 33 ExxonMobil has worked with companies such as FuelCell Energy to facilitate development and MEMBERS OF NATIONAL deployment of lower-cost carbon capture technologies, and with biological experts at Synthetic ACADEMIES OF SCIENCE Genomics Inc. (SGI) to develop renewable fuels. The Company’s strengths in science and AND ENGINEERING engineering across the innovation pipeline, combined with extensive collaborations, provide a unique position to progress energy solutions from lab to scale. The Company actively monitors emerging and impactful technologies, including solar, wind, nuclear and natural sinks, which are a natural means of removing carbon from the atmosphere. Much of this is undertaken through academic collaborations, which help inform and identify 29 potential future opportunities. FELLOWS OF AMERICAN ExxonMobil has demonstrated its commitment to R&D through various price cycles and delivered ASSOCIATION FOR THE a number of energy innovations. While deployment at scale takes time, the Company is confident ADVANCEMENT OF SCIENCE it will be at the forefront of many future innovations to meet growing demand for energy with lower emissions.22 | Updated 2021 Energy & Carbon Summary Developing and deploying CORE R&D CAPABILITIES scalable technology solutions DATA SCIENCE BIOLOGY ExxonMobil’s sustained investment in R&D plays an important role in positioning the Company to develop next generation solutions and progress breakthroughs in areas such as carbon capture, CLIMATE SCIENCE PRODUCT TECHNOLOGY biofuels and energy-efficient process technology. These solutions are critical to addressing the risks of climate change, and have the potential to be used across multiple sectors including the GEOSCIENCE EMERGING TECHNOLOGY power, industrial and long-distance heavy-duty transportation sectors. ENGINEERING CHEMISTRY ENERGY MODELING A variety of disciplines in science and engineering are needed to provide affordable and scalable energy. ExxonMobil employs 20,000 scientists and engineers, including more than 2,000 Ph.D.s, MATERIAL SCIENCE PHYSICS MATHEMATICS who have a wide range of capabilities. The Company’s scientists have authored more than PROCESS TECHNOLOGY 1,000 peer-reviewed publications and been awarded more than 10,000 patents over the past decade. ExxonMobil’s patent portfolio is overseen by management to ensure an efficient and effective process is utilized to steward intellectual property. ExxonMobil collaborates around the world with over 80 universities, five energy centers, and U.S. national laboratories to advance emerging energy technologies. In 2019, the Company formed a research partnership with the U.S. Department of Energy and is working with the National AWARDS Renewable Energy Laboratory and the National Energy Technology Laboratory to accelerate development of areas such as carbon capture and biofuels technologies. In addition, ExxonMobil became the first energy company to join the IBM Quantum Network to explore the future potential for quantum computing to solve real-world energy problems faster or more efficiently than classical computing. 33 ExxonMobil has worked with companies such as FuelCell Energy to facilitate development and MEMBERS OF NATIONAL deployment of lower-cost carbon capture technologies, and with biological experts at Synthetic ACADEMIES OF SCIENCE Genomics Inc. (SGI) to develop renewable fuels. The Company’s strengths in science and AND ENGINEERING engineering across the innovation pipeline, combined with extensive collaborations, provide a unique position to progress energy solutions from lab to scale. The Company actively monitors emerging and impactful technologies, including solar, wind, nuclear and natural sinks, which are a natural means of removing carbon from the atmosphere. Much of this is undertaken through academic collaborations, which help inform and identify 29 potential future opportunities. FELLOWS OF AMERICAN ExxonMobil has demonstrated its commitment to R&D through various price cycles and delivered ASSOCIATION FOR THE a number of energy innovations. While deployment at scale takes time, the Company is confident ADVANCEMENT OF SCIENCE it will be at the forefront of many future innovations to meet growing demand for energy with lower emissions.

23 | Updated 2021 Energy & Carbon Summary EXXONMOBIL COLLABORATIONS Innovates with organizations across the technology pipeline to bring science to scale DISCOVERY DEVELOPMENT FIRST DEPLOYMENT DEPLOYMENT AT SCALE Carry out and support fundamental Assess the potential of new Collaborate with small, innovative Deploy the most promising science and novel technology generation technologies with government labs companies to prove out new technologies technologies at scale with universities SMALL GOVERNMENT/ EXXONMOBIL UNIVERSITIES/ INNOVATIVE NATIONAL LABS ENERGY CENTERS COMPANIES Demonstration of emerging CO Proof of concept for CO capture First demonstration and deployment of 2 2 capture technologies at small scale fuel cell based CO capture technology and sequestration technologies 2 ExxonMobil integrates technology and world-class project management to deploy the most promising New routes to improve fuel yields from Advancement of both algae and First demonstration and deployment of technologies at scale. algae and cellulosic biomass cellulosic technology options advanced biofuels technologies BIOFUELS CASE STUDY CCS CASE STUDY 23 | Updated 2021 Energy & Carbon Summary EXXONMOBIL COLLABORATIONS Innovates with organizations across the technology pipeline to bring science to scale DISCOVERY DEVELOPMENT FIRST DEPLOYMENT DEPLOYMENT AT SCALE Carry out and support fundamental Assess the potential of new Collaborate with small, innovative Deploy the most promising science and novel technology generation technologies with government labs companies to prove out new technologies technologies at scale with universities SMALL GOVERNMENT/ EXXONMOBIL UNIVERSITIES/ INNOVATIVE NATIONAL LABS ENERGY CENTERS COMPANIES Demonstration of emerging CO Proof of concept for CO capture First demonstration and deployment of 2 2 capture technologies at small scale fuel cell based CO capture technology and sequestration technologies 2 ExxonMobil integrates technology and world-class project management to deploy the most promising New routes to improve fuel yields from Advancement of both algae and First demonstration and deployment of technologies at scale. algae and cellulosic biomass cellulosic technology options advanced biofuels technologies BIOFUELS CASE STUDY CCS CASE STUDY

24 | Updated 2021 Energy & Carbon Summary Carbon capture and storage (32) (31) (31) Carbon capture and storage (CCS) is the process of capturing CO that would have Cu Cu Cum m mulati ulati ulativ v ve e e C C CO O O2 2 captu captu captur r re e e v v volume sin olume sin olume sinc c ce 1970 e 1970 e 1970 2 2 (Million (Million (Million t t tonnes) onnes) onnes) otherwise been emitted to the atmosphere from industrial facilities and power plants, transporting the captured CO₂ to a carefully selected storage site and then injecting the CO₂ into deep geologic formations for safe, secure and permanent storage. Direct air capture Compa Compan ny A y A uses advanced materials to capture CO₂ from the atmosphere so that it can be stored in geological formations. Compa Compan ny B y B CCS is one of the most important low-carbon technologies required to achieve societal climate goals Compa Compan ny C y C at the lowest cost. The Intergovernmental Panel on Climate Change (IPCC) estimated in its Fifth Assessment Report that the cost of achieving a 2°C outcome would increase by 138 percent if CCS Compa Compan ny D y D (30) were not included in the set of decarbonization solutions. CCS is generally recognized as one of the only technologies that can enable negative emissions, via bio-energy with CCS (BECCS) or direct Sum of Sum of r remaining 44 emaining 44 c companies ompanies air capture methods. In many low-carbon transition scenarios, negative emissions technologies are needed to reduce atmospheric CO₂ concentration. CCS is also one of the only technologies that could 0 0 4 40 0 8 80 0 1 12 20 0 enable some industry sectors to decarbonize, including the refining, chemicals, concrete and steel sectors. This could be achieved by directly capturing CO₂ emissions from these industrial sources or by using CCS in conjunction with hydrogen production to provide decarbonized fuel to these processes. Ex Ex Exx x xonMobil car onMobil car onMobil carb b bon captu on captu on captur r re capacity e capacity e capacity See pages 15 and 16 for more information on the role of CCS under the IPCC Lower 2ºC scenarios. (Equity, CO -equivalent emissions million tonnes per year) (Equit (Equity y, , C CO O2 2- -equi equiv valent emissions million alent emissions million t tonnes per yea onnes per year r) ) 2 ExxonMobil is a global leader in CCS and has more than 30 years of experience developing and 9 9 deploying CCS technologies. The Company has equity share of about one-fifth of the world’s CO 2 (31) capture capacity, and has projects operating in the United States, Australia and Qatar. ExxonMobil’s annual carbon capture capacity is about 9 million tonnes, the equivalent emissions of approximately 2 million passenger vehicles per year. Since CCS began in the early 1970s, ExxonMobil has cumulatively 6 6 captured more CO₂ than any other company, accounting for approximately 40 percent of all the (32) anthropogenic CO₂ that has ever been captured. The Company is working to expand capacity and is evaluating multiple opportunities that have the potential to be commercially attractive through the convergence of supportive policy and technology. 3 3 In the Netherlands, ExxonMobil is working to advance both the Port of Rotterdam CO₂ Transportation Hub and Offshore Storage (PORTHOS) project and the H-Vision study in the Rotterdam industrial area. With potential support from the European and Dutch governments, the initiatives could position 0 0 ExxonMobil’s Rotterdam refinery as an attractive location for a hydrogen project with CCS and for pilot 2 20 00 05 5 2 20 01 10 0 2 20 01 15 5 2 20 02 20 0 testing ExxonMobil’s carbonate fuel cell technology. The Company is also researching more cost- effective approaches for deployment of direct air capture at scale (see page 26).24 | Updated 2021 Energy & Carbon Summary Carbon capture and storage (32) (31) (31) Carbon capture and storage (CCS) is the process of capturing CO that would have Cu Cu Cum m mulati ulati ulativ v ve e e C C CO O O2 2 captu captu captur r re e e v v volume sin olume sin olume sinc c ce 1970 e 1970 e 1970 2 2 (Million (Million (Million t t tonnes) onnes) onnes) otherwise been emitted to the atmosphere from industrial facilities and power plants, transporting the captured CO₂ to a carefully selected storage site and then injecting the CO₂ into deep geologic formations for safe, secure and permanent storage. Direct air capture Compa Compan ny A y A uses advanced materials to capture CO₂ from the atmosphere so that it can be stored in geological formations. Compa Compan ny B y B CCS is one of the most important low-carbon technologies required to achieve societal climate goals Compa Compan ny C y C at the lowest cost. The Intergovernmental Panel on Climate Change (IPCC) estimated in its Fifth Assessment Report that the cost of achieving a 2°C outcome would increase by 138 percent if CCS Compa Compan ny D y D (30) were not included in the set of decarbonization solutions. CCS is generally recognized as one of the only technologies that can enable negative emissions, via bio-energy with CCS (BECCS) or direct Sum of Sum of r remaining 44 emaining 44 c companies ompanies air capture methods. In many low-carbon transition scenarios, negative emissions technologies are needed to reduce atmospheric CO₂ concentration. CCS is also one of the only technologies that could 0 0 4 40 0 8 80 0 1 12 20 0 enable some industry sectors to decarbonize, including the refining, chemicals, concrete and steel sectors. This could be achieved by directly capturing CO₂ emissions from these industrial sources or by using CCS in conjunction with hydrogen production to provide decarbonized fuel to these processes. Ex Ex Exx x xonMobil car onMobil car onMobil carb b bon captu on captu on captur r re capacity e capacity e capacity See pages 15 and 16 for more information on the role of CCS under the IPCC Lower 2ºC scenarios. (Equity, CO -equivalent emissions million tonnes per year) (Equit (Equity y, , C CO O2 2- -equi equiv valent emissions million alent emissions million t tonnes per yea onnes per year r) ) 2 ExxonMobil is a global leader in CCS and has more than 30 years of experience developing and 9 9 deploying CCS technologies. The Company has equity share of about one-fifth of the world’s CO 2 (31) capture capacity, and has projects operating in the United States, Australia and Qatar. ExxonMobil’s annual carbon capture capacity is about 9 million tonnes, the equivalent emissions of approximately 2 million passenger vehicles per year. Since CCS began in the early 1970s, ExxonMobil has cumulatively 6 6 captured more CO₂ than any other company, accounting for approximately 40 percent of all the (32) anthropogenic CO₂ that has ever been captured. The Company is working to expand capacity and is evaluating multiple opportunities that have the potential to be commercially attractive through the convergence of supportive policy and technology. 3 3 In the Netherlands, ExxonMobil is working to advance both the Port of Rotterdam CO₂ Transportation Hub and Offshore Storage (PORTHOS) project and the H-Vision study in the Rotterdam industrial area. With potential support from the European and Dutch governments, the initiatives could position 0 0 ExxonMobil’s Rotterdam refinery as an attractive location for a hydrogen project with CCS and for pilot 2 20 00 05 5 2 20 01 10 0 2 20 01 15 5 2 20 02 20 0 testing ExxonMobil’s carbonate fuel cell technology. The Company is also researching more cost- effective approaches for deployment of direct air capture at scale (see page 26).

25 | Updated 2021 Energy & Carbon Summary Carbon capture and storage, continued In Belgium, ExxonMobil is part of a consortium at the Port of Antwerp, Europe’s largest integrated energy and chemicals cluster, that is evaluating the feasibility of a cross-border collaboration to build CCS capacity and infrastructure. The Company is also progressing a potential expansion at its capture facility in LaBarge, Wyoming. In addition, ExxonMobil supports multiple leading organizations that are working to accelerate CCS. Through its membership in the Oil & Gas Climate Initiative (OGCI), ExxonMobil is progressing the carbon capture, utilization and storage (CCUS) Kick-Starter initiative to support large-scale commercial deployment of CCS via multiple low-carbon industrial hubs. ExxonMobil is also sharing its CCS expertise through participation in the Zero Emissions Platform (ZEP), which advises the European Union on the deployment of CCUS under the Commission’s Strategic Energy Technologies Plan. The ZEP was founded in 2005 and is a coalition of stakeholders united in the support for CCS as a key technology for addressing climate change. As noted in last year’s Energy & Carbon Summary, ExxonMobil contributed to the National Petroleum Council’s report on at-scale deployment of CCS. The Council’s policy, regulatory and legal recommendations set out a road map for accelerating the deployment of CCS investment in the United States. Alongside the Energy Advance Center and other organizations advocating for CCS policy, ExxonMobil worked throughout 2020 to advance many of the Council’s recommendations, including seeking important clarifications to the Internal Revenue Code Section tax credit that is critical to promoting new CCS investment. While focused on deploying existing technology in the near term where supportive policy exists, ExxonMobil also recognizes the longer-term need for new technologies to lower the cost of deployment. In 2019, the Company extended its relationship with FuelCell Energy to further develop carbonate fuel cell system technology for the purpose of capturing CO from power plants and industrial facilities. The research by ExxonMobil and 2 FuelCell Energy indicates this technology has the potential to capture CO₂ much more efficiently than conventional technologies, while at the same time producing hydrogen and electricity. To further progress this technology, ExxonMobil is working to prove this technology at scale through a demonstration unit at its Rotterdam refinery mentioned on page 24. FuelCell Energy reports its 14.9MW fuel cell platform in Bridgeport, Connecticut, has provided clean and reliable power since 2013.25 | Updated 2021 Energy & Carbon Summary Carbon capture and storage, continued In Belgium, ExxonMobil is part of a consortium at the Port of Antwerp, Europe’s largest integrated energy and chemicals cluster, that is evaluating the feasibility of a cross-border collaboration to build CCS capacity and infrastructure. The Company is also progressing a potential expansion at its capture facility in LaBarge, Wyoming. In addition, ExxonMobil supports multiple leading organizations that are working to accelerate CCS. Through its membership in the Oil & Gas Climate Initiative (OGCI), ExxonMobil is progressing the carbon capture, utilization and storage (CCUS) Kick-Starter initiative to support large-scale commercial deployment of CCS via multiple low-carbon industrial hubs. ExxonMobil is also sharing its CCS expertise through participation in the Zero Emissions Platform (ZEP), which advises the European Union on the deployment of CCUS under the Commission’s Strategic Energy Technologies Plan. The ZEP was founded in 2005 and is a coalition of stakeholders united in the support for CCS as a key technology for addressing climate change. As noted in last year’s Energy & Carbon Summary, ExxonMobil contributed to the National Petroleum Council’s report on at-scale deployment of CCS. The Council’s policy, regulatory and legal recommendations set out a road map for accelerating the deployment of CCS investment in the United States. Alongside the Energy Advance Center and other organizations advocating for CCS policy, ExxonMobil worked throughout 2020 to advance many of the Council’s recommendations, including seeking important clarifications to the Internal Revenue Code Section tax credit that is critical to promoting new CCS investment. While focused on deploying existing technology in the near term where supportive policy exists, ExxonMobil also recognizes the longer-term need for new technologies to lower the cost of deployment. In 2019, the Company extended its relationship with FuelCell Energy to further develop carbonate fuel cell system technology for the purpose of capturing CO from power plants and industrial facilities. The research by ExxonMobil and 2 FuelCell Energy indicates this technology has the potential to capture CO₂ much more efficiently than conventional technologies, while at the same time producing hydrogen and electricity. To further progress this technology, ExxonMobil is working to prove this technology at scale through a demonstration unit at its Rotterdam refinery mentioned on page 24. FuelCell Energy reports its 14.9MW fuel cell platform in Bridgeport, Connecticut, has provided clean and reliable power since 2013.

26 | Updated 2021 Energy & Carbon Summary Carbon capture and storage, continued The Company is also working with TDA Research in Golden, Colorado, to co-develop a new carbon capture adsorption process. The technology has the potential to offer several advantages over conventional approaches by reducing energy-intensive process steps. The technology has been tested at the National Carbon Capture Center (U.S. Department of Energy-sponsored research facility), and achieved up to 90 percent CO₂ capture from (33) flue gas. Together with the University of California, Berkeley and the Lawrence Berkeley National Laboratory (LBNL), ExxonMobil published joint research in the peer-reviewed journal Science on the discovery of another new technology that could potentially capture more than 90 percent of CO₂ and could prove up to six times more effective than (34) conventional approaches. In addition, the Company is exploring the potential to capture CO₂ directly from the air. When combined with geologic storage of CO₂, direct air capture could provide a path to negative emissions. In 2020, ExxonMobil extended a joint development agreement with Global Thermostat to further explore the process fundamentals and potential pathways Global Thermostat direct air capture pilot unit. to large-scale deployment of direct air capture technology. While more research and development is still required, direct air capture could have a significant role to play in global decarbonization efforts. Low-carbon hydrogen in the energy system Low-carbon hydrogen Hydrogen (H₂), as a low-carbon energy carrier, has received a great deal of attention Energy uses Primary energy recently. ExxonMobil expects future policies to incentivize low-carbon H₂ for a variety of clean energy applications. Low-carbon H₂ can be produced from low-carbon electricity Fuel Renewables via electrolysis of water, natural gas reforming coupled with CCS, or by other processes. Transportation Nuclear Hydrogen can be useful in hard-to-decarbonize sectors, such as fuel for heavy-duty trucks Industrial (35) Residential/Commercial and to produce high temperature industrial heat for steel, refining and chemical industries. Hydrogen Power Low-carbon H from natural gas with CCS has cost and scale advantages compared to Low-carbon 2 (36-37) Energy Carrier H₂ from electrolysis in the near and medium term. As a world leader in both natural gas Natural gas Feedstock Refining production and CCS, ExxonMobil is well positioned to play an important role in this potential Coal Chemicals area of the energy transition. Biomass Synthetic fuels CO capture 2 26 | Updated 2021 Energy & Carbon Summary Carbon capture and storage, continued The Company is also working with TDA Research in Golden, Colorado, to co-develop a new carbon capture adsorption process. The technology has the potential to offer several advantages over conventional approaches by reducing energy-intensive process steps. The technology has been tested at the National Carbon Capture Center (U.S. Department of Energy-sponsored research facility), and achieved up to 90 percent CO₂ capture from (33) flue gas. Together with the University of California, Berkeley and the Lawrence Berkeley National Laboratory (LBNL), ExxonMobil published joint research in the peer-reviewed journal Science on the discovery of another new technology that could potentially capture more than 90 percent of CO₂ and could prove up to six times more effective than (34) conventional approaches. In addition, the Company is exploring the potential to capture CO₂ directly from the air. When combined with geologic storage of CO₂, direct air capture could provide a path to negative emissions. In 2020, ExxonMobil extended a joint development agreement with Global Thermostat to further explore the process fundamentals and potential pathways Global Thermostat direct air capture pilot unit. to large-scale deployment of direct air capture technology. While more research and development is still required, direct air capture could have a significant role to play in global decarbonization efforts. Low-carbon hydrogen in the energy system Low-carbon hydrogen Hydrogen (H₂), as a low-carbon energy carrier, has received a great deal of attention Energy uses Primary energy recently. ExxonMobil expects future policies to incentivize low-carbon H₂ for a variety of clean energy applications. Low-carbon H₂ can be produced from low-carbon electricity Fuel Renewables via electrolysis of water, natural gas reforming coupled with CCS, or by other processes. Transportation Nuclear Hydrogen can be useful in hard-to-decarbonize sectors, such as fuel for heavy-duty trucks Industrial (35) Residential/Commercial and to produce high temperature industrial heat for steel, refining and chemical industries. Hydrogen Power Low-carbon H from natural gas with CCS has cost and scale advantages compared to Low-carbon 2 (36-37) Energy Carrier H₂ from electrolysis in the near and medium term. As a world leader in both natural gas Natural gas Feedstock Refining production and CCS, ExxonMobil is well positioned to play an important role in this potential Coal Chemicals area of the energy transition. Biomass Synthetic fuels CO capture 2

27 | Updated 2021 Energy & Carbon Summary Advanced biofuels Heavy-duty transportation (trucking, aviation and marine) requires fuels with a high energy density that liquid hydrocarbons provide. The need for an energy-dense fuel could make certain alternatives, such as battery power, poorly suited for this sector. Biofuels, such as those derived from algae, have the potential to be a scalable solution and deliver the required energy density in a liquid form that could reduce greenhouse gas emissions (38) by more than 50 percent compared to today’s heavy-duty transportation fuels. ExxonMobil continues to progress research to transform algae and cellulosic biomass into liquid fuels (biofuels) for the transportation sector. Together with Synthetic Genomics Inc., ExxonMobil has improved strains of algae that use CO₂ and sunlight to produce energy-rich bio-oil, which can then potentially be processed at existing refineries, similar to crude oil, into renewable fuels. A key focus is developing novel genetic tools to overcome inherent inefficiencies in photosynthesis and improve bio-oil production. Needed biology modifications to the algae continue to be progressed, and the project team has demonstrated increased production in outdoor algae ponds. Through key collaborations, ExxonMobil has also made significant progress that has more than doubled the yield of biodiesel from a variety of cellulosic sugars. Work with the national labs and academic institutions is helping to address the most challenging issues of scale for cellulosic biofuels and the Company continues to evaluate a wide range of options in this space. In 2020, ExxonMobil signed an agreement with Global Clean Energy Holdings to purchase 2.5 million barrels of renewable diesel per year for five years, starting in 2022. The renewable diesel will be sourced from a refinery acquired by Global Clean Energy that is being repurposed to produce renewable diesel. In addition, the Company has completed a sea trial of ExxonMobil’s first bio-based marine fuel, which can provide up to approximately 40 percent CO₂ emissions reduction compared to conventional marine fuels. Process development to first deployment at Synthetic Genomics Inc. CAAF (California Advanced Algal Facility), in Calipatria, California.27 | Updated 2021 Energy & Carbon Summary Advanced biofuels Heavy-duty transportation (trucking, aviation and marine) requires fuels with a high energy density that liquid hydrocarbons provide. The need for an energy-dense fuel could make certain alternatives, such as battery power, poorly suited for this sector. Biofuels, such as those derived from algae, have the potential to be a scalable solution and deliver the required energy density in a liquid form that could reduce greenhouse gas emissions (38) by more than 50 percent compared to today’s heavy-duty transportation fuels. ExxonMobil continues to progress research to transform algae and cellulosic biomass into liquid fuels (biofuels) for the transportation sector. Together with Synthetic Genomics Inc., ExxonMobil has improved strains of algae that use CO₂ and sunlight to produce energy-rich bio-oil, which can then potentially be processed at existing refineries, similar to crude oil, into renewable fuels. A key focus is developing novel genetic tools to overcome inherent inefficiencies in photosynthesis and improve bio-oil production. Needed biology modifications to the algae continue to be progressed, and the project team has demonstrated increased production in outdoor algae ponds. Through key collaborations, ExxonMobil has also made significant progress that has more than doubled the yield of biodiesel from a variety of cellulosic sugars. Work with the national labs and academic institutions is helping to address the most challenging issues of scale for cellulosic biofuels and the Company continues to evaluate a wide range of options in this space. In 2020, ExxonMobil signed an agreement with Global Clean Energy Holdings to purchase 2.5 million barrels of renewable diesel per year for five years, starting in 2022. The renewable diesel will be sourced from a refinery acquired by Global Clean Energy that is being repurposed to produce renewable diesel. In addition, the Company has completed a sea trial of ExxonMobil’s first bio-based marine fuel, which can provide up to approximately 40 percent CO₂ emissions reduction compared to conventional marine fuels. Process development to first deployment at Synthetic Genomics Inc. CAAF (California Advanced Algal Facility), in Calipatria, California.

28 | Updated 2021 Energy & Carbon Summary Energy-efficient manufacturing Taking the emissions out of manufacturing Energy-efficient manufacturing efforts The manufacturing sector of the economy – which produces fuel, plastic, steel, cement, Rethinking equipment design: New equipment design may provide a step-change textiles and other building blocks of modern life – accounts for about one-third of the reduction in energy use even in traditional separation processes like distillation. For world’s energy-related CO emissions. instance, use of divided wall columns – a concept discovered and developed by 2 ExxonMobil – can combine a series of distillation towers into one, thereby providing Demand for industrial products is expected to grow as economies expand and significant energy and capital cost savings. Energy savings on the order of 50 percent standards of living rise in the developing world. To meet this demand, the world will (39) were demonstrated at ExxonMobil’s Fawley Refinery in the U.K. need manufacturing solutions that are more energy- and greenhouse gas-efficient than those currently available (see page 13). Since 2000, ExxonMobil has reduced and Reimagining separations: ExxonMobil scientists and researchers from Georgia Institute avoided nearly 350 million tonnes of its emissions through its energy efficiency and of Technology and Imperial College London are working together on membrane cogeneration projects and continues to target research in equipment design, advanced technologies that could reduce carbon dioxide emissions and lower the energy required separations, catalysis and process configurations as part of broader efforts to develop in refining thermal (distillation) processes. Research results published in the peer- (40) energy-efficient manufacturing. reviewed journal Science demonstrate the potential for non-thermal fractionation of light crude oil through a combination of class- and size-based “sorting” of molecules. Initial prototypes have shown that with gasoline and jet fuel they are twice as effective as the most selective commercial membranes in use today. Concept of divided wall columns is applied to provide energy and capital savings by combining a series of distillation Depiction of the surface of a molecular membrane. Membranes could enable towers into one, as demonstrated at the Fawley Refinery xylene tower in the U.K. (picture shown above). the transition from high-energy to low-energy processes.28 | Updated 2021 Energy & Carbon Summary Energy-efficient manufacturing Taking the emissions out of manufacturing Energy-efficient manufacturing efforts The manufacturing sector of the economy – which produces fuel, plastic, steel, cement, Rethinking equipment design: New equipment design may provide a step-change textiles and other building blocks of modern life – accounts for about one-third of the reduction in energy use even in traditional separation processes like distillation. For world’s energy-related CO emissions. instance, use of divided wall columns – a concept discovered and developed by 2 ExxonMobil – can combine a series of distillation towers into one, thereby providing Demand for industrial products is expected to grow as economies expand and significant energy and capital cost savings. Energy savings on the order of 50 percent standards of living rise in the developing world. To meet this demand, the world will (39) were demonstrated at ExxonMobil’s Fawley Refinery in the U.K. need manufacturing solutions that are more energy- and greenhouse gas-efficient than those currently available (see page 13). Since 2000, ExxonMobil has reduced and Reimagining separations: ExxonMobil scientists and researchers from Georgia Institute avoided nearly 350 million tonnes of its emissions through its energy efficiency and of Technology and Imperial College London are working together on membrane cogeneration projects and continues to target research in equipment design, advanced technologies that could reduce carbon dioxide emissions and lower the energy required separations, catalysis and process configurations as part of broader efforts to develop in refining thermal (distillation) processes. Research results published in the peer- (40) energy-efficient manufacturing. reviewed journal Science demonstrate the potential for non-thermal fractionation of light crude oil through a combination of class- and size-based “sorting” of molecules. Initial prototypes have shown that with gasoline and jet fuel they are twice as effective as the most selective commercial membranes in use today. Concept of divided wall columns is applied to provide energy and capital savings by combining a series of distillation Depiction of the surface of a molecular membrane. Membranes could enable towers into one, as demonstrated at the Fawley Refinery xylene tower in the U.K. (picture shown above). the transition from high-energy to low-energy processes.

29 | Updated 2021 Energy & Carbon Summary Life cycle analysis To have meaningful impact, greenhouse gas mitigation technologies must also be Life cycle analysis (LCA) is the preferred scientific method to estimate the cost-effective. The use of techno-economic analysis (TEA) helps determine the environmental impact of energy processes and products. It is important to most impactful and cost-effective ways to meet global energy needs while reducing include all emissions across the life cycle of each option when comparing greenhouse gas emissions. TEA also helps to transparently inform policy development. different energy technologies. Every step that emits any type of greenhouse gas must be included to properly estimate the total emissions footprint. This TEA is currently being added to the SESAME model. Once completed, SESAME will includes emissions associated with production of the resource, conversion compare both the emissions and costs of energy technologies across all sectors in a and transportation steps, and lastly, consumption of the fuel by the end user system-wide setting. It will be publicly available as a transparent and open-source web tool designed for both experts and general users. (e.g., in a vehicle or in a power plant). ExxonMobil has been working with the MIT Energy Initiative to develop a new LCA tool that covers pathways of multiple technologies representing the majority of greenhouse gas emissions. This tool, called the Sustainable Energy System Analysis Modeling (41) Environment (SESAME ), is based on well-referenced peer-reviewed sources in the public domain and can perform full life cycle analyses for more than 1,000 technology pathways, from primary energy sources to final products or services including those from the power, transportation, industrial and residential sectors. LCA example NATURAL GAS ELECTRIC CAR PIPELINE POWER PLANT POWER GRID CHARGING STATION PRODUCTION AND CO CAPTURE PROCESSING 2 Pictorial example of one pathway included in the SESAME tool: natural gas production and power generation to the end use in an electric vehicle.29 | Updated 2021 Energy & Carbon Summary Life cycle analysis To have meaningful impact, greenhouse gas mitigation technologies must also be Life cycle analysis (LCA) is the preferred scientific method to estimate the cost-effective. The use of techno-economic analysis (TEA) helps determine the environmental impact of energy processes and products. It is important to most impactful and cost-effective ways to meet global energy needs while reducing include all emissions across the life cycle of each option when comparing greenhouse gas emissions. TEA also helps to transparently inform policy development. different energy technologies. Every step that emits any type of greenhouse gas must be included to properly estimate the total emissions footprint. This TEA is currently being added to the SESAME model. Once completed, SESAME will includes emissions associated with production of the resource, conversion compare both the emissions and costs of energy technologies across all sectors in a and transportation steps, and lastly, consumption of the fuel by the end user system-wide setting. It will be publicly available as a transparent and open-source web tool designed for both experts and general users. (e.g., in a vehicle or in a power plant). ExxonMobil has been working with the MIT Energy Initiative to develop a new LCA tool that covers pathways of multiple technologies representing the majority of greenhouse gas emissions. This tool, called the Sustainable Energy System Analysis Modeling (41) Environment (SESAME ), is based on well-referenced peer-reviewed sources in the public domain and can perform full life cycle analyses for more than 1,000 technology pathways, from primary energy sources to final products or services including those from the power, transportation, industrial and residential sectors. LCA example NATURAL GAS ELECTRIC CAR PIPELINE POWER PLANT POWER GRID CHARGING STATION PRODUCTION AND CO CAPTURE PROCESSING 2 Pictorial example of one pathway included in the SESAME tool: natural gas production and power generation to the end use in an electric vehicle.

30 | Updated 2021 Energy & Carbon Summary Proactively engaging on climate-related policy ExxonMobil engages on policy directly, through trade associations and focused industry collaboration Attributes of sound policy efforts, such as the Oil & Gas Climate Initiative. Policy solutions to address climate change should be balanced, recognizing the increasing global demand for affordable energy, which is vital to addressing global poverty, education, health and energy security. Access to modern energy is closely correlated to increased life expectancy, reduced poverty and malnutrition, and higher levels of childhood education. PUBLIC AND SHAREHOLDERS Given this dual challenge, the Company encourages sound policy solutions that reduce climate-related risks across the economy at the lowest societal cost. Company policy positions are clear and transparent, and (42) lobbying efforts are consistent with these positions. ExxonMobil has monitored developments in science over the last four decades and surveys the evolving Sound scientific literature. ExxonMobil’s engagement with the scientific and policy community on climate science ACADEMIC Policy has been ongoing and collaborative. The Company’s scientists, engineers and other experts have POLICYMAKERS INSTITUTIONS participated on such efforts for decades, including the IPCC since its inception in 1988, and have co-authored chapters of IPCC scientific reports. The Company’s public policy experts have contributed to the development of sound policy solutions at national and international levels. The Company actively engages on policy at the domestic and global level to inform business planning and to assist policymakers seeking expertise about energy markets and technology. ExxonMobil has supported INDUSTRY NGOs the Paris Agreement since its adoption, and offers to assist policymakers addressing the gaps between the policies called for under current Nationally Determined Contributions and the ultimate goals of the Paris Agreement as part of the 26th United Nations Climate Change Conference in 2021. For more than a decade, ExxonMobil has supported an economy-wide price on CO₂ emissions as an • Promote global participation efficient policy mechanism to address greenhouse gas emissions. ExxonMobil is a founding member of the Climate Leadership Council (CLC), which calls for regulatory simplification and the adoption of a carbon • Let market prices drive the selection of solutions fee. According to the CLC, the Council’s bipartisan plan could cut U.S. CO₂ emissions in half by 2035, as • Ensure a uniform and predictable cost of GHG (43) compared to 2005 levels. emissions across the economy • Minimize complexity and administrative costs In addition, ExxonMobil provides financial support for Americans for Carbon Dividends, a national education and advocacy campaign promoting the policy pillars of the CLC. • Maximize transparency • Provide flexibility for future adjustments to react to ExxonMobil is also part of the Oil and Gas Climate Initiative (OGCI), a voluntary effort representing 12 of the developments in technology, climate science and policy world’s largest oil and natural gas producers working collaboratively to mitigate the risks of climate change. OGCI is a CEO-led organization focused on developing practical solutions in areas including carbon capture and storage, methane emissions reductions, and energy and transportation efficiency.30 | Updated 2021 Energy & Carbon Summary Proactively engaging on climate-related policy ExxonMobil engages on policy directly, through trade associations and focused industry collaboration Attributes of sound policy efforts, such as the Oil & Gas Climate Initiative. Policy solutions to address climate change should be balanced, recognizing the increasing global demand for affordable energy, which is vital to addressing global poverty, education, health and energy security. Access to modern energy is closely correlated to increased life expectancy, reduced poverty and malnutrition, and higher levels of childhood education. PUBLIC AND SHAREHOLDERS Given this dual challenge, the Company encourages sound policy solutions that reduce climate-related risks across the economy at the lowest societal cost. Company policy positions are clear and transparent, and (42) lobbying efforts are consistent with these positions. ExxonMobil has monitored developments in science over the last four decades and surveys the evolving Sound scientific literature. ExxonMobil’s engagement with the scientific and policy community on climate science ACADEMIC Policy has been ongoing and collaborative. The Company’s scientists, engineers and other experts have POLICYMAKERS INSTITUTIONS participated on such efforts for decades, including the IPCC since its inception in 1988, and have co-authored chapters of IPCC scientific reports. The Company’s public policy experts have contributed to the development of sound policy solutions at national and international levels. The Company actively engages on policy at the domestic and global level to inform business planning and to assist policymakers seeking expertise about energy markets and technology. ExxonMobil has supported INDUSTRY NGOs the Paris Agreement since its adoption, and offers to assist policymakers addressing the gaps between the policies called for under current Nationally Determined Contributions and the ultimate goals of the Paris Agreement as part of the 26th United Nations Climate Change Conference in 2021. For more than a decade, ExxonMobil has supported an economy-wide price on CO₂ emissions as an • Promote global participation efficient policy mechanism to address greenhouse gas emissions. ExxonMobil is a founding member of the Climate Leadership Council (CLC), which calls for regulatory simplification and the adoption of a carbon • Let market prices drive the selection of solutions fee. According to the CLC, the Council’s bipartisan plan could cut U.S. CO₂ emissions in half by 2035, as • Ensure a uniform and predictable cost of GHG (43) compared to 2005 levels. emissions across the economy • Minimize complexity and administrative costs In addition, ExxonMobil provides financial support for Americans for Carbon Dividends, a national education and advocacy campaign promoting the policy pillars of the CLC. • Maximize transparency • Provide flexibility for future adjustments to react to ExxonMobil is also part of the Oil and Gas Climate Initiative (OGCI), a voluntary effort representing 12 of the developments in technology, climate science and policy world’s largest oil and natural gas producers working collaboratively to mitigate the risks of climate change. OGCI is a CEO-led organization focused on developing practical solutions in areas including carbon capture and storage, methane emissions reductions, and energy and transportation efficiency.

31 | Updated 2021 Energy & Carbon Summary Providing products to help customers reduce their emissions Over the next few decades, population and income growth, and an unprecedented expansion of the global middle class, are expected to create new demand for energy and hydrocarbon-based products, even under 2°C scenarios. ExxonMobil is responding to this growth in product demand by delivering solutions that enable customers to reduce their emissions and improve energy efficiency. LIGHTWEIGHT ADVANCED MATERIALS & FUELS & NATURAL PACKAGING LUBRICANTS GAS ExxonMobil’s high-performance synthetic lubricants Natural gas is a versatile, abundant and lower-emission Demand for auto parts, housing materials, electronics and premium fuels deliver improved vehicle efficiency fuel. The use of natural gas in power generation plays and other products made from petrochemicals and improved gas mileage, which can help customers continues to grow. ExxonMobil produces weight- an important role in reducing global emissions. When reduce their emissions. The Company’s synthetic considering life cycle emissions, natural gas emits up reducing materials for automobiles, resulting in an lubricants require less frequent replacement than to 60 percent lower greenhouse gases and produces estimated 7 percent fuel economy improvement TM conventional motor oils. Mobil 1 Advanced Fuel significantly fewer air pollutants than coal for power for every 10 percent reduction in vehicle weight. Economy synthetic motor oil can improve fuel generation. Many national and state governments have ExxonMobil’s butyl rubber helps tires retain air pressure economy compared to other motor oils. SpectraSyn and thus can improve fuel efficiency by up to 2 recognized the contributions natural gas can make to HiVis and LoVis PAO underpin the Company’s reducing greenhouse gas emissions and have included percent and can increase electric vehicle range by up synthetic lubricant oils that can deliver up to 2 percent transitioning to natural gas in their carbon-reduction to 7 percent. Santoprene TPV, a high-performance (44-45) better fuel economy and longer lubricant change programs. In fact, the power sector’s switch from elastomer, enables up to 45 percent weight reduction TM intervals. Premium fuels such as Synergy gasoline coal to natural gas is one of the main reasons why U.S. versus thermoset rubber. ExxonMobil also provides and diesel also help consumers improve gas mileage. lightweight packaging materials for consumer goods emissions have declined more than any other country (46) By improving engine efficiency and fuel economy, since 2000. reducing transport-related energy use and greenhouse these products can help reduce greenhouse gas gas emissions. Advanced packaging also helps extend Natural gas also provides a reliable source of power to emissions compared to conventional lubricants and the shelf life of fresh food by days or even weeks, supplement renewable energy when wind or solar power fuels. ExxonMobil is progressing several multibillion- improving safety and reducing food waste and emissions is not available. LNG enables transportation of natural dollar refinery expansion projects to supply the from agricultural processes. Many recent technology gas from supply centers to customers safely and cost- growing demand for these advanced products. breakthroughs, such as battery-powered electric effectively. ExxonMobil is one of the largest natural gas vehicles, would not be possible without lightweight producers in the world and a leader in LNG. materials, including those developed by ExxonMobil. 31 | Updated 2021 Energy & Carbon Summary Providing products to help customers reduce their emissions Over the next few decades, population and income growth, and an unprecedented expansion of the global middle class, are expected to create new demand for energy and hydrocarbon-based products, even under 2°C scenarios. ExxonMobil is responding to this growth in product demand by delivering solutions that enable customers to reduce their emissions and improve energy efficiency. LIGHTWEIGHT ADVANCED MATERIALS & FUELS & NATURAL PACKAGING LUBRICANTS GAS ExxonMobil’s high-performance synthetic lubricants Natural gas is a versatile, abundant and lower-emission Demand for auto parts, housing materials, electronics and premium fuels deliver improved vehicle efficiency fuel. The use of natural gas in power generation plays and other products made from petrochemicals and improved gas mileage, which can help customers continues to grow. ExxonMobil produces weight- an important role in reducing global emissions. When reduce their emissions. The Company’s synthetic considering life cycle emissions, natural gas emits up reducing materials for automobiles, resulting in an lubricants require less frequent replacement than to 60 percent lower greenhouse gases and produces estimated 7 percent fuel economy improvement TM conventional motor oils. Mobil 1 Advanced Fuel significantly fewer air pollutants than coal for power for every 10 percent reduction in vehicle weight. Economy synthetic motor oil can improve fuel generation. Many national and state governments have ExxonMobil’s butyl rubber helps tires retain air pressure economy compared to other motor oils. SpectraSyn and thus can improve fuel efficiency by up to 2 recognized the contributions natural gas can make to HiVis and LoVis PAO underpin the Company’s reducing greenhouse gas emissions and have included percent and can increase electric vehicle range by up synthetic lubricant oils that can deliver up to 2 percent transitioning to natural gas in their carbon-reduction to 7 percent. Santoprene TPV, a high-performance (44-45) better fuel economy and longer lubricant change programs. In fact, the power sector’s switch from elastomer, enables up to 45 percent weight reduction TM intervals. Premium fuels such as Synergy gasoline coal to natural gas is one of the main reasons why U.S. versus thermoset rubber. ExxonMobil also provides and diesel also help consumers improve gas mileage. lightweight packaging materials for consumer goods emissions have declined more than any other country (46) By improving engine efficiency and fuel economy, since 2000. reducing transport-related energy use and greenhouse these products can help reduce greenhouse gas gas emissions. Advanced packaging also helps extend Natural gas also provides a reliable source of power to emissions compared to conventional lubricants and the shelf life of fresh food by days or even weeks, supplement renewable energy when wind or solar power fuels. ExxonMobil is progressing several multibillion- improving safety and reducing food waste and emissions is not available. LNG enables transportation of natural dollar refinery expansion projects to supply the from agricultural processes. Many recent technology gas from supply centers to customers safely and cost- growing demand for these advanced products. breakthroughs, such as battery-powered electric effectively. ExxonMobil is one of the largest natural gas vehicles, would not be possible without lightweight producers in the world and a leader in LNG. materials, including those developed by ExxonMobil.

32 | Updated 2021 Energy & Carbon Summary Mitigating emissions in Company operations Exx ExxonMobil estimat onMobil estimated Sc ed Scop ope 1 gr e 1 greenhouse gas emissions eenhouse gas emissions ExxonMobil has a robust set of processes to improve energy efficiency and mitigate ( (47) 47) ExxonMobil estimated Scope 1 greenhouse gas emissions r reduc educed and a ed and av voided oided emissions, including programs focused on reducing methane emissions, flaring and (47) reduced and avoided (Net equity (Net equity, C , CO O2 - -equi equiv valent emissions cumulative sin alent emissions cumulative sinc ce 2000, millions e 2000, millions t tonnes) onnes) 2 venting. These processes include, where appropriate, setting tailored objectives at (Net equity, CO2 -equivalent emissions cumulative since 2000, millions tonnes) the business, site and equipment level, and then stewarding progress toward meeting those objectives. This rigorous approach is effective to promote efficiencies and reduce Carbon capture and storage Carbon capture greenhouse gas emissions in operations while striving to achieve industry-leading and storage performance. Energy efficiency and cogeneration Energy efficiency ~520 ~ 480 and cogeneration ExxonMobil’s greenhouse gas emissions have declined approximately 13 percent (see bottom ~ 480 Flare million million right chart) from 2011 to 2020. The greenhouse gas emissions from the base facilities that were in reduction Flare million reduction operations in 2011 have decreased nearly 27 percent (approximately 33 million tonnes), primarily tonnes tonnes due to portfolio optimization; energy efficiency improvements; reductions in flaring, venting, and tonnes fugitive emissions; and the impact on the company’s operations due to COVID-19. Meanwhile, the greenhouse gas emissions from acquisitions, expansions, new developments and facilities (shown as growth projects) was approximately 20 percent of total emissions in 2020. The greenhouse gas emissions from the electricity used in ExxonMobil‘s operations represents more than 10 percent of net equity greenhouse gas emissions, and therefore, using energy more efficiently (47) (47) ExxonMobil estimated Scope 1 & 2 greenhouse gas emissions ExxonMobil estimated Scope 1 & 2 greenhouse gas emissions (47) is a powerful tool to reduce emissions. An effective way to increase efficiency is through cogeneration, ExxonMobil estimated Scope 1 & 2 greenhouse gas emissions (Net equity (Net equity, C , CO O2 - -equi equiv valent emissions, million alent emissions, million t tonnes) onnes) 2 a process that simultaneously produces electricity while capturing useful heat or steam for industrial (Net equity, CO2 -equivalent emissions, million tonnes) uses. ExxonMobil has interest in approximately 5,500 megawatts of cogeneration capacity in 120 120 Growth projects more than 100 installations around the world and is continuing to pursue additional economic Growth projects 100 cogeneration opportunities. In late 2020, a cogeneration unit began operating at the Strathcona 100 refinery in Canada. It produces approximately 41 megawatts of power and is estimated to reduce 80 greenhouse gas emissions by approximately 112,000 tonnes per year versus separate steam and 80 60 power generation – the equivalent to taking nearly 24,000 vehicles off the road. 60 Base operations Base operations 40 40 20 20 0 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 201932 | Updated 2021 Energy & Carbon Summary Mitigating emissions in Company operations Exx ExxonMobil estimat onMobil estimated Sc ed Scop ope 1 gr e 1 greenhouse gas emissions eenhouse gas emissions ExxonMobil has a robust set of processes to improve energy efficiency and mitigate ( (47) 47) ExxonMobil estimated Scope 1 greenhouse gas emissions r reduc educed and a ed and av voided oided emissions, including programs focused on reducing methane emissions, flaring and (47) reduced and avoided (Net equity (Net equity, C , CO O2 - -equi equiv valent emissions cumulative sin alent emissions cumulative sinc ce 2000, millions e 2000, millions t tonnes) onnes) 2 venting. These processes include, where appropriate, setting tailored objectives at (Net equity, CO2 -equivalent emissions cumulative since 2000, millions tonnes) the business, site and equipment level, and then stewarding progress toward meeting those objectives. This rigorous approach is effective to promote efficiencies and reduce Carbon capture and storage Carbon capture greenhouse gas emissions in operations while striving to achieve industry-leading and storage performance. Energy efficiency and cogeneration Energy efficiency ~520 ~ 480 and cogeneration ExxonMobil’s greenhouse gas emissions have declined approximately 13 percent (see bottom ~ 480 Flare million million right chart) from 2011 to 2020. The greenhouse gas emissions from the base facilities that were in reduction Flare million reduction operations in 2011 have decreased nearly 27 percent (approximately 33 million tonnes), primarily tonnes tonnes due to portfolio optimization; energy efficiency improvements; reductions in flaring, venting, and tonnes fugitive emissions; and the impact on the company’s operations due to COVID-19. Meanwhile, the greenhouse gas emissions from acquisitions, expansions, new developments and facilities (shown as growth projects) was approximately 20 percent of total emissions in 2020. The greenhouse gas emissions from the electricity used in ExxonMobil‘s operations represents more than 10 percent of net equity greenhouse gas emissions, and therefore, using energy more efficiently (47) (47) ExxonMobil estimated Scope 1 & 2 greenhouse gas emissions ExxonMobil estimated Scope 1 & 2 greenhouse gas emissions (47) is a powerful tool to reduce emissions. An effective way to increase efficiency is through cogeneration, ExxonMobil estimated Scope 1 & 2 greenhouse gas emissions (Net equity (Net equity, C , CO O2 - -equi equiv valent emissions, million alent emissions, million t tonnes) onnes) 2 a process that simultaneously produces electricity while capturing useful heat or steam for industrial (Net equity, CO2 -equivalent emissions, million tonnes) uses. ExxonMobil has interest in approximately 5,500 megawatts of cogeneration capacity in 120 120 Growth projects more than 100 installations around the world and is continuing to pursue additional economic Growth projects 100 cogeneration opportunities. In late 2020, a cogeneration unit began operating at the Strathcona 100 refinery in Canada. It produces approximately 41 megawatts of power and is estimated to reduce 80 greenhouse gas emissions by approximately 112,000 tonnes per year versus separate steam and 80 60 power generation – the equivalent to taking nearly 24,000 vehicles off the road. 60 Base operations Base operations 40 40 20 20 0 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

33 | Updated 2021 Energy & Carbon Summary METRICS & TARGETS ExxonMobil has established programs to drive improvements in energy efficiency and mitigate greenhouse gas emissions. These programs are supported by key performance metrics to identify and prioritize opportunities to deliver results. Leak-detection equipment is used to reduce methane emissions in Texas and New Mexico.33 | Updated 2021 Energy & Carbon Summary METRICS & TARGETS ExxonMobil has established programs to drive improvements in energy efficiency and mitigate greenhouse gas emissions. These programs are supported by key performance metrics to identify and prioritize opportunities to deliver results. Leak-detection equipment is used to reduce methane emissions in Texas and New Mexico.

34 | Updated 2021 Energy & Carbon Summary Exceeded 2020 reduction goals; progressing further greenhouse gas reductions Greenhouse gas emissions avoided from carbon By the end of 2020, ExxonMobil delivered on its goal to significantly reduce methane (38) capture and from cogeneration emissions and flaring versus 2016 levels. The Company’s goals included a 15 percent (Net equity, CO -equivalent emissions 2 reduction in methane and a 25 percent reduction in flaring. Both goals were achieved million tonnes per year) through targeted improvements at facilities in the United States, Equatorial Guinea, Angola and Nigeria, eliminating approximately 6 million tonnes of CO equivalent 2 emissions (CO e). 2 New CCS deployment captured an additional 500,000 tonnes of CO₂e in Australia and Qatar in 2019. Through the Company’s energy management systems, including the application of cogeneration, greater than 1 million tonnes of CO₂e were avoided from 2015 through 2020. In 2018, ExxonMobil announced two 12-year agreements with Lincoln Clean Energy for the purchase of 500 MWs of wind and solar electricity. Sage Draw, the operator of the wind facility, began generating power to the electricity grid in Texas (ERCOT) in December of 2019; and the solar plant is currently active. Both plants are expected to avoid approximately 800,000 tonnes of CO₂ per year by replacing 70 percent of power purchased by the Company from the ERCOT grid with carbon-free power. Additional power purchase agreements are being evaluated around the world. Since 2000, ExxonMobil has invested over $10 billion in projects to research, develop and deploy lower-emission energy solutions. ExxonMobil also continues to expand collaborative efforts with other companies and academic institutions. See pages 22 to 29 for more information on these collaborations. ExxonMobil has interests in more than 100 cogeneration facilities around the world, with the latest unit recently completed at Imperial’s Strathcona refinery in Alberta, Canada.34 | Updated 2021 Energy & Carbon Summary Exceeded 2020 reduction goals; progressing further greenhouse gas reductions Greenhouse gas emissions avoided from carbon By the end of 2020, ExxonMobil delivered on its goal to significantly reduce methane (38) capture and from cogeneration emissions and flaring versus 2016 levels. The Company’s goals included a 15 percent (Net equity, CO -equivalent emissions 2 reduction in methane and a 25 percent reduction in flaring. Both goals were achieved million tonnes per year) through targeted improvements at facilities in the United States, Equatorial Guinea, Angola and Nigeria, eliminating approximately 6 million tonnes of CO equivalent 2 emissions (CO e). 2 New CCS deployment captured an additional 500,000 tonnes of CO₂e in Australia and Qatar in 2019. Through the Company’s energy management systems, including the application of cogeneration, greater than 1 million tonnes of CO₂e were avoided from 2015 through 2020. In 2018, ExxonMobil announced two 12-year agreements with Lincoln Clean Energy for the purchase of 500 MWs of wind and solar electricity. Sage Draw, the operator of the wind facility, began generating power to the electricity grid in Texas (ERCOT) in December of 2019; and the solar plant is currently active. Both plants are expected to avoid approximately 800,000 tonnes of CO₂ per year by replacing 70 percent of power purchased by the Company from the ERCOT grid with carbon-free power. Additional power purchase agreements are being evaluated around the world. Since 2000, ExxonMobil has invested over $10 billion in projects to research, develop and deploy lower-emission energy solutions. ExxonMobil also continues to expand collaborative efforts with other companies and academic institutions. See pages 22 to 29 for more information on these collaborations. ExxonMobil has interests in more than 100 cogeneration facilities around the world, with the latest unit recently completed at Imperial’s Strathcona refinery in Alberta, Canada.

35 | Updated 2021 Energy & Carbon Summary UP CLOSE: Taking actions to reduce methane emissions ExxonMobil is committed to reducing methane Since initiating its voluntary methane reduction program, Advocacy the Company has conducted nearly 23,000 leak surveys emissions in its operations, as well as advancing ExxonMobil respects and supports society’s ambition on more than 5.2 million components at more than 9,500 technology and policy to make progress across the to achieve net-zero emissions by 2050, and continues production sites. High-bleed pneumatic devices have been industry in a cost-effective manner. to advocate for policies that promote cost-effective eliminated across U.S. unconventional production as of solutions to address the risks of climate change. In 2020. As a result of these actions, U.S. unconventional this regard, ExxonMobil submitted a letter to the U.S. Operations methane emissions have been reduced by approximately Environmental Protection Agency rulemaking docket 34 percent as of 2020, compared to 2016, which is ExxonMobil implemented a program across its U.S. indicating support for reasonable, cost-effective equivalent to about 63,000 tonnes. unconventional production to reduce methane emissions regulations to manage methane emissions from from new and existing sources by: new and existing sources. ExxonMobil submitted a similar statement to the European Commission • Enhancing leak detection and repair surveys. as it was developing a methane strategy for the UNCONVENTIONAL PRODUCTION PROGRESS European Union. The Company also published • Phasing out high-bleed pneumatic devices. a model framework for industry-wide methane • Monitoring liquid unloadings to avoid unplanned regulations and urged stakeholders, policymakers and releases. governments to develop comprehensive, enhanced rules to reduce emissions in all phases of production • Improving facility designs. ~34% and across the full natural gas value chain. • Furthering training programs for operations METHANE REDUCTION ACROSS U.S. management, superintendents, foremen, facility In addition, ExxonMobil was a founding member, UNCONVENTIONAL PRODUCTION AS OF 2020 engineering personnel and those involved in leak and remains highly involved in the Methane Guiding inspections. (48) Principles – an international multi-stakeholder initiative now comprising more than 20 companies In addition, the Company continues to mature and and 15 supporting organizations that work together operationalize research and technology developments in ~100% to address methane emissions across the full these areas. For example, emerging aircraft leak detection natural gas value chain. Under the Methane Guiding is now part of routine monitoring campaigns. Continuous Principles, ExxonMobil is a primary sponsor of the HIGH-BLEED PNEUMATIC DEVICES PHASED monitoring approaches are also under development. (49) IEA’s Methane Tracker, a web-based information OUT ACROSS U.S. UNCONVENTIONAL portal that provides information on global emissions, PRODUCTION AS OF 2020 mitigation measures, and regulatory approaches. The Company also participates in the Methane Guiding Principles’ non-operated joint venture and policy- related work streams. 35 | Updated 2021 Energy & Carbon Summary UP CLOSE: Taking actions to reduce methane emissions ExxonMobil is committed to reducing methane Since initiating its voluntary methane reduction program, Advocacy the Company has conducted nearly 23,000 leak surveys emissions in its operations, as well as advancing ExxonMobil respects and supports society’s ambition on more than 5.2 million components at more than 9,500 technology and policy to make progress across the to achieve net-zero emissions by 2050, and continues production sites. High-bleed pneumatic devices have been industry in a cost-effective manner. to advocate for policies that promote cost-effective eliminated across U.S. unconventional production as of solutions to address the risks of climate change. In 2020. As a result of these actions, U.S. unconventional this regard, ExxonMobil submitted a letter to the U.S. Operations methane emissions have been reduced by approximately Environmental Protection Agency rulemaking docket 34 percent as of 2020, compared to 2016, which is ExxonMobil implemented a program across its U.S. indicating support for reasonable, cost-effective equivalent to about 63,000 tonnes. unconventional production to reduce methane emissions regulations to manage methane emissions from from new and existing sources by: new and existing sources. ExxonMobil submitted a similar statement to the European Commission • Enhancing leak detection and repair surveys. as it was developing a methane strategy for the UNCONVENTIONAL PRODUCTION PROGRESS European Union. The Company also published • Phasing out high-bleed pneumatic devices. a model framework for industry-wide methane • Monitoring liquid unloadings to avoid unplanned regulations and urged stakeholders, policymakers and releases. governments to develop comprehensive, enhanced rules to reduce emissions in all phases of production • Improving facility designs. ~34% and across the full natural gas value chain. • Furthering training programs for operations METHANE REDUCTION ACROSS U.S. management, superintendents, foremen, facility In addition, ExxonMobil was a founding member, UNCONVENTIONAL PRODUCTION AS OF 2020 engineering personnel and those involved in leak and remains highly involved in the Methane Guiding inspections. (48) Principles – an international multi-stakeholder initiative now comprising more than 20 companies In addition, the Company continues to mature and and 15 supporting organizations that work together operationalize research and technology developments in ~100% to address methane emissions across the full these areas. For example, emerging aircraft leak detection natural gas value chain. Under the Methane Guiding is now part of routine monitoring campaigns. Continuous Principles, ExxonMobil is a primary sponsor of the HIGH-BLEED PNEUMATIC DEVICES PHASED monitoring approaches are also under development. (49) IEA’s Methane Tracker, a web-based information OUT ACROSS U.S. UNCONVENTIONAL portal that provides information on global emissions, PRODUCTION AS OF 2020 mitigation measures, and regulatory approaches. The Company also participates in the Methane Guiding Principles’ non-operated joint venture and policy- related work streams.

36 | Updated 2021 Energy & Carbon Summary UP CLOSE: IN SPACE Taking actions to reduce methane emissions, continued Emissions can be detected by satellite surveillance technology. The data can be updated each time the satellite orbits the earth. ExxonMobil supports strong measurement, reporting and verification standards as part of a broad suite of regulations to address oil and natural gas related methane emissions. To that end, the Company is actively engaged with organizations such as the Oil and Gas Climate Initiative, the Collaboratory for Advancing Methane Science, the Environmental Partnership, and the Methane Guiding Principles, mentioned on the previous page, to continue to improve the accuracy and transparency of how industry approaches methane emissions measurement, reporting and verification. ExxonMobil participates in the recently formed International Association of Oil & Gas Producers/IPIECA/OGCI Task Force for Recommended Practices for Methane Emission Detection & Quantification Technologies. ExxonMobil is also working with trade associations to encourage consensus on the need to develop policy positions and/or best practices on methane emissions inventory and IN THE AIR management, as well as technology and innovation, most recently for example, with the American Exploration & Production Council (AXPC), the Natural Gas Supply Association (NGSA) Using helicopters and airplanes, ExxonMobil is trialing four different airborne technologies fitted with methane sensors to detect and and the Argentinean Institute for Oil and Gas (Instituto Argentino del Petróleo y del Gas, IAPG). quantify emissions. Photo courtesy of Scientific Aviation. Research and technology Reducing methane emissions in oil and natural gas operations is an important way to reduce global greenhouse gas emissions. Advances in technology can help detect and identify the sources, and improve the ability to respond quickly. ExxonMobil is working to find new and better ways to monitor and reduce methane emissions through a new collaboration, known as Project Astra, involving universities, environmental groups and other industry partners. Together, the partners are working to develop an innovative sensor network in Texas that continuously monitors methane emissions across large areas to enable quick and efficient detection and repair of leaks. This high-frequency monitoring system ON THE GROUND will enable operators to more efficiently direct resources to a specific location and could provide ExxonMobil is also testing a ground-based leak detection a more affordable, efficient solution to reduce methane emissions. system that combines research in sensing technology, plume modeling and data analytics to identify leaks for repair. In addition, the Company is testing novel analytical systems that can be deployed in helicopters, airplanes and drones to detect fugitive emissions. The Company is also exploring the use of satellite surveillance where data can be regularly updated each time satellites orbit the earth. These technology investments complement the Company’s voluntary methane management program that includes structured leak detection and repair protocols, prioritized replacement of high-bleed pneumatic devices, and infrastructure enhancements.36 | Updated 2021 Energy & Carbon Summary UP CLOSE: IN SPACE Taking actions to reduce methane emissions, continued Emissions can be detected by satellite surveillance technology. The data can be updated each time the satellite orbits the earth. ExxonMobil supports strong measurement, reporting and verification standards as part of a broad suite of regulations to address oil and natural gas related methane emissions. To that end, the Company is actively engaged with organizations such as the Oil and Gas Climate Initiative, the Collaboratory for Advancing Methane Science, the Environmental Partnership, and the Methane Guiding Principles, mentioned on the previous page, to continue to improve the accuracy and transparency of how industry approaches methane emissions measurement, reporting and verification. ExxonMobil participates in the recently formed International Association of Oil & Gas Producers/IPIECA/OGCI Task Force for Recommended Practices for Methane Emission Detection & Quantification Technologies. ExxonMobil is also working with trade associations to encourage consensus on the need to develop policy positions and/or best practices on methane emissions inventory and IN THE AIR management, as well as technology and innovation, most recently for example, with the American Exploration & Production Council (AXPC), the Natural Gas Supply Association (NGSA) Using helicopters and airplanes, ExxonMobil is trialing four different airborne technologies fitted with methane sensors to detect and and the Argentinean Institute for Oil and Gas (Instituto Argentino del Petróleo y del Gas, IAPG). quantify emissions. Photo courtesy of Scientific Aviation. Research and technology Reducing methane emissions in oil and natural gas operations is an important way to reduce global greenhouse gas emissions. Advances in technology can help detect and identify the sources, and improve the ability to respond quickly. ExxonMobil is working to find new and better ways to monitor and reduce methane emissions through a new collaboration, known as Project Astra, involving universities, environmental groups and other industry partners. Together, the partners are working to develop an innovative sensor network in Texas that continuously monitors methane emissions across large areas to enable quick and efficient detection and repair of leaks. This high-frequency monitoring system ON THE GROUND will enable operators to more efficiently direct resources to a specific location and could provide ExxonMobil is also testing a ground-based leak detection a more affordable, efficient solution to reduce methane emissions. system that combines research in sensing technology, plume modeling and data analytics to identify leaks for repair. In addition, the Company is testing novel analytical systems that can be deployed in helicopters, airplanes and drones to detect fugitive emissions. The Company is also exploring the use of satellite surveillance where data can be regularly updated each time satellites orbit the earth. These technology investments complement the Company’s voluntary methane management program that includes structured leak detection and repair protocols, prioritized replacement of high-bleed pneumatic devices, and infrastructure enhancements.

37 | Updated 2021 Energy & Carbon Summary ExxonMobil’s greenhouse gas emission reduction plans The Company recently announced plans to further reduce greenhouse gas emissions in its operations by 2025, compared to 2016 levels, while aiming for industry-leading greenhouse gas performance across its businesses by 2030. The 2025 plans include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations. The reductions will be supported by a 40 to 50 percent reduction in methane intensity; and a 35 to 45 percent reduction in flaring intensity. The Company also plans to eliminate routine flaring by 2030 in upstream operations, as defined by the World Bank. The 2025 emission reduction plans include actions that are expected to reduce absolute greenhouse gas emissions by an estimated 30 percent for the Company’s upstream business. Similarly, absolute flaring and methane emissions are expected to decrease by 40 to 50 percent. ExxonMobil’s emission reduction plans cover Scope 1 and Scope 2 emissions from assets operated by the Company. Actions will include deploying industry-leading best practices such as increased leak detection and repair, the application of advanced technologies to improve inspections, and improved facility designs including the phase out of high-bleed pneumatic devices. See page 36 for more information. ExxonMobil’s emission reduction plans will leverage the continued application of operational efficiencies, ongoing development and deployment of lower-emission technologies, such as carbon capture, and through additional purchases of renewable electricity for its operations. ExxonMobil is working to find new and better ways to monitor and reduce methane emissions, including in its Permian operations.37 | Updated 2021 Energy & Carbon Summary ExxonMobil’s greenhouse gas emission reduction plans The Company recently announced plans to further reduce greenhouse gas emissions in its operations by 2025, compared to 2016 levels, while aiming for industry-leading greenhouse gas performance across its businesses by 2030. The 2025 plans include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations. The reductions will be supported by a 40 to 50 percent reduction in methane intensity; and a 35 to 45 percent reduction in flaring intensity. The Company also plans to eliminate routine flaring by 2030 in upstream operations, as defined by the World Bank. The 2025 emission reduction plans include actions that are expected to reduce absolute greenhouse gas emissions by an estimated 30 percent for the Company’s upstream business. Similarly, absolute flaring and methane emissions are expected to decrease by 40 to 50 percent. ExxonMobil’s emission reduction plans cover Scope 1 and Scope 2 emissions from assets operated by the Company. Actions will include deploying industry-leading best practices such as increased leak detection and repair, the application of advanced technologies to improve inspections, and improved facility designs including the phase out of high-bleed pneumatic devices. See page 36 for more information. ExxonMobil’s emission reduction plans will leverage the continued application of operational efficiencies, ongoing development and deployment of lower-emission technologies, such as carbon capture, and through additional purchases of renewable electricity for its operations. ExxonMobil is working to find new and better ways to monitor and reduce methane emissions, including in its Permian operations.

38 | Updated 2021 Energy & Carbon Summary Greenhouse gas emissions performance data ExxonMobil assesses its performance to support continual improvements throughout the organization. Since 2011, performance data include unconventional operations information. In 2014, the Company started reporting data over a 10-year period to demonstrate trends over time as part of a commitment to transparency. The reporting guidelines and indicators of IPIECA, the International Oil and Gas Producers Association and the American Petroleum Institute Oil and Gas Industry Guidance on Voluntary Sustainability Reporting (2015) informed what data are included in the performance table. (50) Managing the risks of climate change 2018 2020* 2011 2012 2013 2014 2015 2016 2017 2019 (51) Greenhouse gas emissions, absolute (net equity, CO -equivalent emissions), millions of tonnes 112 128 126 127 124 122 124 122 123 118 2 (52) Direct (excluding emissions from exported power and heat) 119 118 119 116 114 116 113 115 110 105 (53) Emissions associated with imported power 9 8 8 8 8 7 8 8 8 8 CO (excluding emissions from exported power and heat) 115 107 124 120 119 116 114 116 115 112 2 Methane (CO equivalent) 3 5 7 7 7 7 7 8 6 5 2 Other gases (CO -equivalent) 1 1 1 1 1 1 <1 <1 <1 <1 2 Emissions from exported power and heat 3 3 15 15 16 8 4 3 3 3 (51) Greenhouse gas emissions, normalized (net equity, CO -equivalent emissions), tonnes per 100 tonnes of throughput or production 2 Upstream 20.7 22.3 23.2 24.2 25.5 25.8 25.8 26.6 24.8 24.0 Downstream 18.6 20.4 20.0 19.6 19.7 19.2 18.9 19.4 18.6 19.1 Chemical 53.5 57.2 56.3 57.9 54.5 54.8 53.9 54.2 54.3 55.0 By-region Greenhouse gas emissions (net equity, CO -equivalent emissions), millions of tonnes 2 Africa/Europe/Middle East 45 44 44 42 36 34 44 43 44 43 Americas 63 64 66 68 70 66 65 64 63 65 Asia Pacific 17 14 13 15 13 16 16 18 17 14 By-division Greenhouse gas emissions (net equity, CO -equivalent emissions), millions of tonnes 2 Upstream 58 50 54 56 58 57 56 58 58 54 Downstream 40 54 51 49 47 45 45 42 42 41 Chemical 20 19 20 21 21 21 22 23 23 22 Carbon dioxide - captured for storage, millions of tonnes 7.0 7.4 5.0 4.8 5.9 6.9 6.9 6.3 6.6 6.8 Energy use (billion gigajoules) 1.5 1.5 1.5 1.4 1.4 1.5 1.5 1.4 1.5 1.5 Upstream (gigajoules per tonnes production) 2.0 2.0 2.1 2.3 2.4 2.4 2.5 2.6 2.5 2.5 Refining (gigajoules per tonnes throughput) 3.0 3.0 3.0 3.0 3.3 3.0 2.9 2.9 2.9 2.9 Chemical (gigajoules per tonnes product) 11.7 11.4 12.0 10.9 10.7 10.9 10.6 10.5 10.0 10.5 (54) Hydrocarbon flaring (worldwide activities), million standard cubic feet per day 430 380 390 460 560 530 410 410 430 320 (55) Cogeneration capacity in which ExxonMobil has interest, gigawatts 5.0 5.2 5.3 5.5 5.5 5.4 5.4 5.4 5.5 5.3 * 2020 performance data includes ongoing greenhouse gas emissions mitigation measures as well as impacts associated with COVID-19.38 | Updated 2021 Energy & Carbon Summary Greenhouse gas emissions performance data ExxonMobil assesses its performance to support continual improvements throughout the organization. Since 2011, performance data include unconventional operations information. In 2014, the Company started reporting data over a 10-year period to demonstrate trends over time as part of a commitment to transparency. The reporting guidelines and indicators of IPIECA, the International Oil and Gas Producers Association and the American Petroleum Institute Oil and Gas Industry Guidance on Voluntary Sustainability Reporting (2015) informed what data are included in the performance table. (50) Managing the risks of climate change 2018 2020* 2011 2012 2013 2014 2015 2016 2017 2019 (51) Greenhouse gas emissions, absolute (net equity, CO -equivalent emissions), millions of tonnes 112 128 126 127 124 122 124 122 123 118 2 (52) Direct (excluding emissions from exported power and heat) 119 118 119 116 114 116 113 115 110 105 (53) Emissions associated with imported power 9 8 8 8 8 7 8 8 8 8 CO (excluding emissions from exported power and heat) 115 107 124 120 119 116 114 116 115 112 2 Methane (CO equivalent) 3 5 7 7 7 7 7 8 6 5 2 Other gases (CO -equivalent) 1 1 1 1 1 1 <1 <1 <1 <1 2 Emissions from exported power and heat 3 3 15 15 16 8 4 3 3 3 (51) Greenhouse gas emissions, normalized (net equity, CO -equivalent emissions), tonnes per 100 tonnes of throughput or production 2 Upstream 20.7 22.3 23.2 24.2 25.5 25.8 25.8 26.6 24.8 24.0 Downstream 18.6 20.4 20.0 19.6 19.7 19.2 18.9 19.4 18.6 19.1 Chemical 53.5 57.2 56.3 57.9 54.5 54.8 53.9 54.2 54.3 55.0 By-region Greenhouse gas emissions (net equity, CO -equivalent emissions), millions of tonnes 2 Africa/Europe/Middle East 45 44 44 42 36 34 44 43 44 43 Americas 63 64 66 68 70 66 65 64 63 65 Asia Pacific 17 14 13 15 13 16 16 18 17 14 By-division Greenhouse gas emissions (net equity, CO -equivalent emissions), millions of tonnes 2 Upstream 58 50 54 56 58 57 56 58 58 54 Downstream 40 54 51 49 47 45 45 42 42 41 Chemical 20 19 20 21 21 21 22 23 23 22 Carbon dioxide - captured for storage, millions of tonnes 7.0 7.4 5.0 4.8 5.9 6.9 6.9 6.3 6.6 6.8 Energy use (billion gigajoules) 1.5 1.5 1.5 1.4 1.4 1.5 1.5 1.4 1.5 1.5 Upstream (gigajoules per tonnes production) 2.0 2.0 2.1 2.3 2.4 2.4 2.5 2.6 2.5 2.5 Refining (gigajoules per tonnes throughput) 3.0 3.0 3.0 3.0 3.3 3.0 2.9 2.9 2.9 2.9 Chemical (gigajoules per tonnes product) 11.7 11.4 12.0 10.9 10.7 10.9 10.6 10.5 10.0 10.5 (54) Hydrocarbon flaring (worldwide activities), million standard cubic feet per day 430 380 390 460 560 530 410 410 430 320 (55) Cogeneration capacity in which ExxonMobil has interest, gigawatts 5.0 5.2 5.3 5.5 5.5 5.4 5.4 5.4 5.5 5.3 * 2020 performance data includes ongoing greenhouse gas emissions mitigation measures as well as impacts associated with COVID-19.

39 | Updated 2021 Energy & Carbon Summary RISK MANAGEMENT ExxonMobil utilizes a risk management framework based on decades of experience to identify, manage and address risks associated with its business. Employees working at ExxonMobil’s facilities in Clinton, New Jersey, the Company’s center for fundamental science innovation.39 | Updated 2021 Energy & Carbon Summary RISK MANAGEMENT ExxonMobil utilizes a risk management framework based on decades of experience to identify, manage and address risks associated with its business. Employees working at ExxonMobil’s facilities in Clinton, New Jersey, the Company’s center for fundamental science innovation.

40 | Updated 2021 Energy & Carbon Summary ExxonMobil’s approach to risk management ExxonMobil enterprise risk framework considers ExxonMobil’s corporate risk framework provides a structured, comprehensive climate-related risks approach to identify, prioritize and manage risks across the Company. It is designed to drive consistency across risk type, and monitor key risks, including Examples of potential risks that could be Risk type impacted by climate change, energy transition risks related to climate change. The framework includes five elements: (1) a way to or extreme weather organize and aggregate risks (illustrated at the right); (2) robust risk identification Supply/demand, disruptive technology, geopolitical, practices; (3) a prioritization method; (4) an inventory of systems and processes to 1 Strategic 1 government changes and capital allocation manage risk; and (5) risk governance. ExxonMobil’s approach to risk governance includes clearly defined roles and responsibilities Industry reputation, corporate reputation 2 Reputational for managing each type of risk, utilizing a multilayered approach. This approach includes a definition of the responsibilities of risk owners, functional experts and independent verifiers. Each risk type is managed and supported by functional organizations that are responsible Price volatility, foreign exchange fluctuations, for specifying corporate requirements and processes. Each of these processes includes the 3 Financial customers’ credit risk, insurance critical elements of leadership, people, risk identification and management, and continuous improvement. Oversight responsibilities by the Management Committee and the Board and Geological risk, project risk, product quality and its committees, as described on pages 5 to 10, are a key part of risk governance. Operational 4 brand, talent, supplier, operations disruption Managing long-term risks associated with climate change is an integral part of managing strategic risks at ExxonMobil. A core element of the Company’s management of strategic Process safety, well control events, Safety, Security, Health & Environment 5 risks is the work underpinning the Outlook for Energy. As described in the previous sections environmental incidents of this report, the Outlook reflects a long-term, data-driven approach to promote a deeper understanding of global trends and projections related to population and economic growth, energy demand and supply options, as well as assessments of key uncertainties and potential 6 Compliance & Litigation Litigation risks, regulatory compliance impacts of alternative assumptions. Uncertainties include changes in economic growth, the evolution of energy demand and supply, emerging and disruptive technologies, and policy goals and actions. The Outlook informs business strategies, assumptions and processes for evaluating investment opportunities. Managing risk associated with climate change is an integral part of that work, helping to ground choices related to long-term strategies and individual investments. 40 | Updated 2021 Energy & Carbon Summary ExxonMobil’s approach to risk management ExxonMobil enterprise risk framework considers ExxonMobil’s corporate risk framework provides a structured, comprehensive climate-related risks approach to identify, prioritize and manage risks across the Company. It is designed to drive consistency across risk type, and monitor key risks, including Examples of potential risks that could be Risk type impacted by climate change, energy transition risks related to climate change. The framework includes five elements: (1) a way to or extreme weather organize and aggregate risks (illustrated at the right); (2) robust risk identification Supply/demand, disruptive technology, geopolitical, practices; (3) a prioritization method; (4) an inventory of systems and processes to 1 Strategic 1 government changes and capital allocation manage risk; and (5) risk governance. ExxonMobil’s approach to risk governance includes clearly defined roles and responsibilities Industry reputation, corporate reputation 2 Reputational for managing each type of risk, utilizing a multilayered approach. This approach includes a definition of the responsibilities of risk owners, functional experts and independent verifiers. Each risk type is managed and supported by functional organizations that are responsible Price volatility, foreign exchange fluctuations, for specifying corporate requirements and processes. Each of these processes includes the 3 Financial customers’ credit risk, insurance critical elements of leadership, people, risk identification and management, and continuous improvement. Oversight responsibilities by the Management Committee and the Board and Geological risk, project risk, product quality and its committees, as described on pages 5 to 10, are a key part of risk governance. Operational 4 brand, talent, supplier, operations disruption Managing long-term risks associated with climate change is an integral part of managing strategic risks at ExxonMobil. A core element of the Company’s management of strategic Process safety, well control events, Safety, Security, Health & Environment 5 risks is the work underpinning the Outlook for Energy. As described in the previous sections environmental incidents of this report, the Outlook reflects a long-term, data-driven approach to promote a deeper understanding of global trends and projections related to population and economic growth, energy demand and supply options, as well as assessments of key uncertainties and potential 6 Compliance & Litigation Litigation risks, regulatory compliance impacts of alternative assumptions. Uncertainties include changes in economic growth, the evolution of energy demand and supply, emerging and disruptive technologies, and policy goals and actions. The Outlook informs business strategies, assumptions and processes for evaluating investment opportunities. Managing risk associated with climate change is an integral part of that work, helping to ground choices related to long-term strategies and individual investments.

41 | Updated 2021 Energy & Carbon Summary UP CLOSE: Resilliency: Protection of assets, the community and the environment (56) Industry standards such as ASCE 7, Minimum Design Loads and Associated Criteria for ExxonMobil has extensive experience operating in a wide range of challenging Buildings and Other Structures, are used along with historical experience and additional physical environments around the world. The Company’s long history of factors to cover a range of uncertainties. After construction of a facility, the Company managing diverse operational designs, construction and operating conditions monitors and manages ongoing facility integrity, through periodic checks of key aspects of provides it with a solid foundation to address risks associated with unique the structures. physical environments. The Company assesses risks posed by weather and other natural elements, and designs its facilities and operations in For example, the Gulf Coast Growth Venture (GCGV), a new petrochemical manufacturing facility near Corpus Christi, Texas, is compliant with both San Patricio County and national consideration of these risks. standards (ASCE 7). Storm water handling, which is a risk factor associated with GCGV, ExxonMobil‘s diverse portfolio requires it to work in remote and challenging includes basins that have been designed to retain excess storm water to supplement environments, including flood-prone areas. Using a rigorous and comprehensive the capacity of the municipal water system. The design, construction and operations of scientific assessment process and the highest quality data from measurements and petrochemical facilities are highly regulated by the Texas Commission on Environmental advanced computer modeling, the full range of potential environmental, socioeconomic Quality. Company representatives have held hundreds of outreach meetings with local and health risks associated with potential operations are considered before pursuing a organizations, chambers, government agencies, civic groups and neighborhoods and have new development. Public consultation is also undertaken through community meetings addressed all comments and concerns raised during the permitting process. Additional (57) and other outreach mechanisms, and the Company works with regulators to share information on the TCEQ permitting process can be found on its website. information and maintain alignment. In doing so, a comprehensive understanding of ExxonMobil’s comprehensive approach and established systems enable management of a potential impacts is developed and the information is used to implement measures to wide variety of possible outcomes, including risks associated with climate change. avoid environmental, socioeconomic and health risks, reduce them to acceptable levels, or remedy the impacts. When considering physical environmental risks, including risks for production, refining and petrochemical facilities, the type and location of current and planned facilities are evaluated. As an example, offshore facilities could be impacted by changes in wave and wind intensity as well as by changes in ice floe patterns, while onshore facilities could be vulnerable to sea level rise, changes in storm surge, flooding, changes in wind and seismic activity, or geo-technical considerations. Environmental assessments are conducted in advance to ensure that protective measures and procedures are in place prior to building and start-up of the facilities. ExxonMobil’s scientists and engineers are considered industry experts across a variety of relevant disciplines. Through their active participation and leadership in industry groups, they advise and gather insights to inform and improve industry standards which in turn Design standards provide for Proactive monitoring and Supporting recovery efforts are adopted to enhance ExxonMobil‘s standards and procedures and industry practices resiliency and environmental surveillance to protect the in communities. such as the American Society of Civil Engineers‘ Climate-Resilient Infrastructure protection. environment. Adaptive Design and Risk Management Manual of Practice.41 | Updated 2021 Energy & Carbon Summary UP CLOSE: Resilliency: Protection of assets, the community and the environment (56) Industry standards such as ASCE 7, Minimum Design Loads and Associated Criteria for ExxonMobil has extensive experience operating in a wide range of challenging Buildings and Other Structures, are used along with historical experience and additional physical environments around the world. The Company’s long history of factors to cover a range of uncertainties. After construction of a facility, the Company managing diverse operational designs, construction and operating conditions monitors and manages ongoing facility integrity, through periodic checks of key aspects of provides it with a solid foundation to address risks associated with unique the structures. physical environments. The Company assesses risks posed by weather and other natural elements, and designs its facilities and operations in For example, the Gulf Coast Growth Venture (GCGV), a new petrochemical manufacturing facility near Corpus Christi, Texas, is compliant with both San Patricio County and national consideration of these risks. standards (ASCE 7). Storm water handling, which is a risk factor associated with GCGV, ExxonMobil‘s diverse portfolio requires it to work in remote and challenging includes basins that have been designed to retain excess storm water to supplement environments, including flood-prone areas. Using a rigorous and comprehensive the capacity of the municipal water system. The design, construction and operations of scientific assessment process and the highest quality data from measurements and petrochemical facilities are highly regulated by the Texas Commission on Environmental advanced computer modeling, the full range of potential environmental, socioeconomic Quality. Company representatives have held hundreds of outreach meetings with local and health risks associated with potential operations are considered before pursuing a organizations, chambers, government agencies, civic groups and neighborhoods and have new development. Public consultation is also undertaken through community meetings addressed all comments and concerns raised during the permitting process. Additional (57) and other outreach mechanisms, and the Company works with regulators to share information on the TCEQ permitting process can be found on its website. information and maintain alignment. In doing so, a comprehensive understanding of ExxonMobil’s comprehensive approach and established systems enable management of a potential impacts is developed and the information is used to implement measures to wide variety of possible outcomes, including risks associated with climate change. avoid environmental, socioeconomic and health risks, reduce them to acceptable levels, or remedy the impacts. When considering physical environmental risks, including risks for production, refining and petrochemical facilities, the type and location of current and planned facilities are evaluated. As an example, offshore facilities could be impacted by changes in wave and wind intensity as well as by changes in ice floe patterns, while onshore facilities could be vulnerable to sea level rise, changes in storm surge, flooding, changes in wind and seismic activity, or geo-technical considerations. Environmental assessments are conducted in advance to ensure that protective measures and procedures are in place prior to building and start-up of the facilities. ExxonMobil’s scientists and engineers are considered industry experts across a variety of relevant disciplines. Through their active participation and leadership in industry groups, they advise and gather insights to inform and improve industry standards which in turn Design standards provide for Proactive monitoring and Supporting recovery efforts are adopted to enhance ExxonMobil‘s standards and procedures and industry practices resiliency and environmental surveillance to protect the in communities. such as the American Society of Civil Engineers‘ Climate-Resilient Infrastructure protection. environment. Adaptive Design and Risk Management Manual of Practice.

42 | Updated 2021 Energy & Carbon Summary UP CLOSE: Local Emergency Planning Committee Once facilities are in operation, the Company maintains disaster preparedness, response and business continuity plans. Detailed, well-practiced and continuously improved emergency response plans are tailored to each facility to help ExxonMobil prepare for unplanned events, including extreme weather. Periodic emergency drills are conducted with appropriate government agencies and community coalitions to help heighten readiness and minimize the impacts of such events. Strategic emergency support groups are established around the world to develop and practice emergency response strategies and assist field responders. Regardless of the size or complexity of any potential incident, each ExxonMobil facility and business unit has access to readily available trained responders, including regional response teams, to provide rapid tactical support. Under the U.S. Emergency Planning and Community Right-to-Know Act of 1986, local emergency planning committees must develop an emergency response plan, review it annually, and provide information to citizens about chemicals in the community. These plans are developed by the committees with stakeholder participation. Each of the Company’s U.S. manufacturing facilities is involved with local emergency planning committees in the communities where they are located. Site personnel attend regular meetings and ExxonMobil’s integrated complex in Baton Rouge works closely with city and events alongside local emergency services providers, elected officials, public health officials, community community leaders to develop emergency response plans. groups, and industry representatives. Each committee posts information on a public website for accessibility. The following are recent examples that demonstrate the power of this engagement: • Baton Rouge, LA: ExxonMobil worked with the city of Baton Rouge, through relationships built in the area planning committees, to enable fuel truck deliveries during events requiring safety curfews, (58) and ensure a steady supply of fuel to support critical infrastructure. • Baytown, TX: ExxonMobil’s Baytown Complex sponsored a shelter-in-place awareness campaign, intended to enhance communications, equip residents, and engage local residents and officials on (59) the importance of having a shelter-in-place community plan in the event of an emergency. • Beaumont, TX: Officials at ExxonMobil’s integrated petrochemical complex developed shelter-in-place guidance to help strengthen the connection between industry and community (60) emergency responders.42 | Updated 2021 Energy & Carbon Summary UP CLOSE: Local Emergency Planning Committee Once facilities are in operation, the Company maintains disaster preparedness, response and business continuity plans. Detailed, well-practiced and continuously improved emergency response plans are tailored to each facility to help ExxonMobil prepare for unplanned events, including extreme weather. Periodic emergency drills are conducted with appropriate government agencies and community coalitions to help heighten readiness and minimize the impacts of such events. Strategic emergency support groups are established around the world to develop and practice emergency response strategies and assist field responders. Regardless of the size or complexity of any potential incident, each ExxonMobil facility and business unit has access to readily available trained responders, including regional response teams, to provide rapid tactical support. Under the U.S. Emergency Planning and Community Right-to-Know Act of 1986, local emergency planning committees must develop an emergency response plan, review it annually, and provide information to citizens about chemicals in the community. These plans are developed by the committees with stakeholder participation. Each of the Company’s U.S. manufacturing facilities is involved with local emergency planning committees in the communities where they are located. Site personnel attend regular meetings and ExxonMobil’s integrated complex in Baton Rouge works closely with city and events alongside local emergency services providers, elected officials, public health officials, community community leaders to develop emergency response plans. groups, and industry representatives. Each committee posts information on a public website for accessibility. The following are recent examples that demonstrate the power of this engagement: • Baton Rouge, LA: ExxonMobil worked with the city of Baton Rouge, through relationships built in the area planning committees, to enable fuel truck deliveries during events requiring safety curfews, (58) and ensure a steady supply of fuel to support critical infrastructure. • Baytown, TX: ExxonMobil’s Baytown Complex sponsored a shelter-in-place awareness campaign, intended to enhance communications, equip residents, and engage local residents and officials on (59) the importance of having a shelter-in-place community plan in the event of an emergency. • Beaumont, TX: Officials at ExxonMobil’s integrated petrochemical complex developed shelter-in-place guidance to help strengthen the connection between industry and community (60) emergency responders.

43 | Updated 2021 Energy & Carbon Summary Scope 3 emissions ExxonMobil has publicly reported the Company’s Scope 1 and Scope 2 Ultimately, changes in society’s energy use coupled with the development and deployment of affordable lower-emission technologies will be required to drive meaningful Scope 3 greenhouse gas emissions data for many years. The 2025 emission reduction emissions reductions. plans are based on Scope 1 and Scope 2 emissions and are projected to be consistent with the goals of the Paris Agreement. To do its part and support society’s ambition of net-zero emissions by 2050, ExxonMobil is committed to continuing to invest in new technologies that can potentially reduce Reporting Scope 1 emissions data (direct greenhouse gas emissions from Company emissions at scale. As highlighted throughout this report, the Company is focusing its operations) provides useful insight into the efficiency and emission-reduction competencies on developing breakthrough technology that could reduce emissions from performance of the Company’s operations, portfolio of products, business sectors served the three sectors that emit 80 percent of all energy-related greenhouse gas emissions: and resource type. power generation, industrial processes and commercial transportation. The Company is also partnering with governments, academia and industry to research and commercialize Reporting Scope 2 emissions data (indirect greenhouse gas emissions from energy purchased by the Company) highlights the Company’s choice of energy sources, primarily biofuels, direct air capture, and lower the cost of carbon capture and storage. purchases of electricity to power its operations. ExxonMobil’s focus and commitment to supporting the goals of the Paris Agreement are further detailed in the forward-looking emission-reduction plans described in the Metrics Noting that stakeholders have expressed growing interest in Scope 3 data, the Company and Targets section. is providing Scope 3 information in the table to the right and plans to do so on an annual basis. Scope 3 includes the indirect emissions resulting from the consumption and use of Estimated Scope 3 emissions from the use of ExxonMobil’s crude and natural the Company’s products. gas production for the year ending Dec. 31, 2020 as provided under IPIECA’s Category 11 were 540 million tonnes. Because Scope 1 and Scope 2 emissions are within the direct control of a company, Note: The table below provides ExxonMobil’s Scope 3 estimates associated with the use of its natural gas and the criteria for identifying and reporting them is well established, transparent and crude production in alignment with Category 11 of IPIECA’s methodology, which contemplates accounting consistent across industries. Reporting Scope 3 emissions, however, is less certain and for products at the point of extraction, processing or sales. ExxonMobil’s Scope 3 estimates represent three approaches for accounting and are not meant to be aggregated as this would lead to duplicative accounting. less consistent because it includes the indirect emissions resulting from the consumption For example, for completeness, the Scope 3 estimates associated with the combustion of the crude processed, and use of a company’s products occurring outside of its control. Evaluating a company’s produced or sold from ExxonMobil’s refineries are provided; however, to avoid duplicative accounting, these Scope 3 estimates are not included in ExxonMobil’s Scope 3 Category 11 total since the associated Scope 3 Scope 3 emissions and comparing them to other companies can be challenging due to emissions would have been reported by the producer of those crudes. inconsistent reporting methodologies, as well as potential duplication, inconsistencies and inaccuracies that may occur when reporting emissions that are the result of activities Ex Exx xonMobil 2019 S onMobil 2020 Sc co op pe 3 estima e 3 estimat tes es (Million tonnes CO -equivalent) 2 (Million tonnes CO -equivalent) from assets not owned or controlled by the reporting organization. The International 2 Petroleum Industry Environmental Conservation Association (IPIECA) acknowledges (61) IPIECA Category 11 Scope 3 Upstream Refining Petroleum these issues. potential estimates production throughput product sales 170 Natural gas production 190 Furthermore, Scope 3 emissions do not provide meaningful insight into the Company’s 540 570 600 630 650 730 emission-reduction performance and could be misleading in some respects. For example, Crude production 370 380 increased natural gas sales by ExxonMobil that reduce the amount of coal burned for Notes: Applied CO Emission Factors were obtained from EPA or derived from API calculations; where 2 power generation would result in an overall reduction of global emissions but would applicable emission factors for specific fuel products were applied. Non-fuels products are not combusted by the end-user and therefore are not included in these Scope 3 estimates. IPIECA's Scope 3 methodology includes increase Scope 3 emissions reported by the Company. 15 categories of activities along each product's value chain. Due to lack of third-party data, Scope 3 emissions for categories other than Category 11 could not be estimated. 43 | Updated 2021 Energy & Carbon Summary Scope 3 emissions ExxonMobil has publicly reported the Company’s Scope 1 and Scope 2 Ultimately, changes in society’s energy use coupled with the development and deployment of affordable lower-emission technologies will be required to drive meaningful Scope 3 greenhouse gas emissions data for many years. The 2025 emission reduction emissions reductions. plans are based on Scope 1 and Scope 2 emissions and are projected to be consistent with the goals of the Paris Agreement. To do its part and support society’s ambition of net-zero emissions by 2050, ExxonMobil is committed to continuing to invest in new technologies that can potentially reduce Reporting Scope 1 emissions data (direct greenhouse gas emissions from Company emissions at scale. As highlighted throughout this report, the Company is focusing its operations) provides useful insight into the efficiency and emission-reduction competencies on developing breakthrough technology that could reduce emissions from performance of the Company’s operations, portfolio of products, business sectors served the three sectors that emit 80 percent of all energy-related greenhouse gas emissions: and resource type. power generation, industrial processes and commercial transportation. The Company is also partnering with governments, academia and industry to research and commercialize Reporting Scope 2 emissions data (indirect greenhouse gas emissions from energy purchased by the Company) highlights the Company’s choice of energy sources, primarily biofuels, direct air capture, and lower the cost of carbon capture and storage. purchases of electricity to power its operations. ExxonMobil’s focus and commitment to supporting the goals of the Paris Agreement are further detailed in the forward-looking emission-reduction plans described in the Metrics Noting that stakeholders have expressed growing interest in Scope 3 data, the Company and Targets section. is providing Scope 3 information in the table to the right and plans to do so on an annual basis. Scope 3 includes the indirect emissions resulting from the consumption and use of Estimated Scope 3 emissions from the use of ExxonMobil’s crude and natural the Company’s products. gas production for the year ending Dec. 31, 2020 as provided under IPIECA’s Category 11 were 540 million tonnes. Because Scope 1 and Scope 2 emissions are within the direct control of a company, Note: The table below provides ExxonMobil’s Scope 3 estimates associated with the use of its natural gas and the criteria for identifying and reporting them is well established, transparent and crude production in alignment with Category 11 of IPIECA’s methodology, which contemplates accounting consistent across industries. Reporting Scope 3 emissions, however, is less certain and for products at the point of extraction, processing or sales. ExxonMobil’s Scope 3 estimates represent three approaches for accounting and are not meant to be aggregated as this would lead to duplicative accounting. less consistent because it includes the indirect emissions resulting from the consumption For example, for completeness, the Scope 3 estimates associated with the combustion of the crude processed, and use of a company’s products occurring outside of its control. Evaluating a company’s produced or sold from ExxonMobil’s refineries are provided; however, to avoid duplicative accounting, these Scope 3 estimates are not included in ExxonMobil’s Scope 3 Category 11 total since the associated Scope 3 Scope 3 emissions and comparing them to other companies can be challenging due to emissions would have been reported by the producer of those crudes. inconsistent reporting methodologies, as well as potential duplication, inconsistencies and inaccuracies that may occur when reporting emissions that are the result of activities Ex Exx xonMobil 2019 S onMobil 2020 Sc co op pe 3 estima e 3 estimat tes es (Million tonnes CO -equivalent) 2 (Million tonnes CO -equivalent) from assets not owned or controlled by the reporting organization. The International 2 Petroleum Industry Environmental Conservation Association (IPIECA) acknowledges (61) IPIECA Category 11 Scope 3 Upstream Refining Petroleum these issues. potential estimates production throughput product sales 170 Natural gas production 190 Furthermore, Scope 3 emissions do not provide meaningful insight into the Company’s 540 570 600 630 650 730 emission-reduction performance and could be misleading in some respects. For example, Crude production 370 380 increased natural gas sales by ExxonMobil that reduce the amount of coal burned for Notes: Applied CO Emission Factors were obtained from EPA or derived from API calculations; where 2 power generation would result in an overall reduction of global emissions but would applicable emission factors for specific fuel products were applied. Non-fuels products are not combusted by the end-user and therefore are not included in these Scope 3 estimates. IPIECA's Scope 3 methodology includes increase Scope 3 emissions reported by the Company. 15 categories of activities along each product's value chain. Due to lack of third-party data, Scope 3 emissions for categories other than Category 11 could not be estimated.

44 | Updated 2021 Energy & Carbon Summary Frequently asked questions As governments around the world implement policies to meet their respective emission- How are ExxonMobil’s operations and investments aligned reduction goals, demand for more carbon-intensive energy products will be reduced. with the Paris Agreement? (5) However, even under 2°C scenarios, a growing and increasingly prosperous global ExxonMobil supports the goals of the Paris Agreement, an agreement among national population will increase energy demand and still require significant investment in new governments to reduce carbon emissions from their economies. The Company’s Outlook supplies of oil and natural gas. The IEA’s Sustainable Development Scenario (SDS) for Energy, which informs its business strategy and investments, projects future energy (62) estimates the world will still need 66 million barrels of oil per day in 2040. However, supply and demand, and aligns in aggregate with the Nationally Determined without further investment, the impact of depletion would result in oil production of just Contributions (NDCs) submitted by Paris Agreement signatories, which outline each (63) 22 million barrels of oil per day in 2040. The IEA estimates $12 trillion of additional oil country’s plans to reduce its emissions. ExxonMobil’s greenhouse gas emission reduction and natural gas investment is needed to meet the oil and natural gas demand in the SDS. plans announced in 2020 are projected to be on a pathway consistent with the goals of the Paris Agreement. Noting the Paris Agreement did not contemplate voluntary commitments from individual companies, and that advancing the goals of Paris can occur in a number of ways The Company’s strategy focuses on the dual challenge of meeting the growing demand (including replacing more emission-intensive activities with less intensive activities), for energy to support economic development around the world while minimizing ExxonMobil’s announced greenhouse gas plans are projected to be consistent with the environmental impacts and the risks of climate change. ExxonMobil believes it has an goals of the Paris Agreement. For example, planned reductions in upstream emissions important role to play in helping reduce climate risks through its commitment to manage through 2025 would be consistent with the goals of a 2-degree pathway (which envisions operational emissions, produce cleaner, more advanced products, conduct fundamental (64) a global emissions reduction of about 10 percent in 2025 versus 2016 ). research into new technology solutions, and engage in climate policy discussions. Over the past two decades, ExxonMobil has invested more than $10 billion to research, develop and deploy lower-emission energy solutions. These solutions have resulted in highly efficient operations that have eliminated or avoided approximately 520 million tonnes of greenhouse gas emissions. The Company continues to deploy its competencies in breakthrough technology development to pursue advances in the high-emission sectors where current technologies are insufficient to achieve deep reductions. These sectors –power generation, commercial transportation and industrial – represent about 80 percent of current energy-related CO emissions and are projected to increase with 2 population growth and economic development. Further advances in these areas are critical to reducing emissions and would make a meaningful contribution to achieving the goals of the Paris Agreement. 44 | Updated 2021 Energy & Carbon Summary Frequently asked questions As governments around the world implement policies to meet their respective emission- How are ExxonMobil’s operations and investments aligned reduction goals, demand for more carbon-intensive energy products will be reduced. with the Paris Agreement? (5) However, even under 2°C scenarios, a growing and increasingly prosperous global ExxonMobil supports the goals of the Paris Agreement, an agreement among national population will increase energy demand and still require significant investment in new governments to reduce carbon emissions from their economies. The Company’s Outlook supplies of oil and natural gas. The IEA’s Sustainable Development Scenario (SDS) for Energy, which informs its business strategy and investments, projects future energy (62) estimates the world will still need 66 million barrels of oil per day in 2040. However, supply and demand, and aligns in aggregate with the Nationally Determined without further investment, the impact of depletion would result in oil production of just Contributions (NDCs) submitted by Paris Agreement signatories, which outline each (63) 22 million barrels of oil per day in 2040. The IEA estimates $12 trillion of additional oil country’s plans to reduce its emissions. ExxonMobil’s greenhouse gas emission reduction and natural gas investment is needed to meet the oil and natural gas demand in the SDS. plans announced in 2020 are projected to be on a pathway consistent with the goals of the Paris Agreement. Noting the Paris Agreement did not contemplate voluntary commitments from individual companies, and that advancing the goals of Paris can occur in a number of ways The Company’s strategy focuses on the dual challenge of meeting the growing demand (including replacing more emission-intensive activities with less intensive activities), for energy to support economic development around the world while minimizing ExxonMobil’s announced greenhouse gas plans are projected to be consistent with the environmental impacts and the risks of climate change. ExxonMobil believes it has an goals of the Paris Agreement. For example, planned reductions in upstream emissions important role to play in helping reduce climate risks through its commitment to manage through 2025 would be consistent with the goals of a 2-degree pathway (which envisions operational emissions, produce cleaner, more advanced products, conduct fundamental (64) a global emissions reduction of about 10 percent in 2025 versus 2016 ). research into new technology solutions, and engage in climate policy discussions. Over the past two decades, ExxonMobil has invested more than $10 billion to research, develop and deploy lower-emission energy solutions. These solutions have resulted in highly efficient operations that have eliminated or avoided approximately 520 million tonnes of greenhouse gas emissions. The Company continues to deploy its competencies in breakthrough technology development to pursue advances in the high-emission sectors where current technologies are insufficient to achieve deep reductions. These sectors –power generation, commercial transportation and industrial – represent about 80 percent of current energy-related CO emissions and are projected to increase with 2 population growth and economic development. Further advances in these areas are critical to reducing emissions and would make a meaningful contribution to achieving the goals of the Paris Agreement.

45 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued In addition, as of 2020 the Company reported over a 34 percent reduction in Does ExxonMobil have to reduce its production to align with the Paris methane emissions in its U.S. unconventional production, led by a series of Agreement? industry-leading best practices such as equipment upgrading and enhanced The Paris Agreement does not contemplate or require individual companies to use of technology to improve inspections. ExxonMobil exceeded its goal to decrease production to align with the goal of maintaining global temperature rise to reduce company-wide methane emissions by 15 percent and flaring by 25 percent below 2°C. The structure of the agreement recognizes that energy-related emissions by year-end 2020. are driven by society’s demand for energy – not its supply. Improved efficiency, Recently, ExxonMobil announced plans to reduce the intensity of operated effective government policies and informed consumer choices are more effective upstream greenhouse gas emissions by 15 to 20 percent by 2025, compared to measures to address demand. 2016 levels. This will be supported by a 40 to 50 percent decrease in methane With respect to energy supply, production reductions by individual companies would intensity, and a 35 to 45 percent decrease in flaring intensity across its global have no impact on demand or consumption of energy, and would simply result in operations, as well as other measures. The Company’s upstream operations also production shifting from one producer to another. In addition, shifting of production plan to align with the World Bank’s initiative to eliminate routine flaring by 2030. would not necessarily reduce the amount of greenhouse gases produced and, in The plan is projected to be consistent with the goals of the Paris Agreement and some cases, the opposite could be true. The transfer of production from well-run, will drive meaningful near-term emission reductions as the Company works toward highly efficient operators to less-efficient producers, for example, could actually industry-leading greenhouse gas performance across its business lines. increase emissions associated with the production of oil and natural gas, and finished products. Society benefits when the most efficient operators lead energy ExxonMobil’s emission reduction plans cover Scope 1 and Scope 2 emissions from development efforts. assets operated by the Company. The plans will leverage the continued application of operational efficiencies and ongoing development and deployment of ExxonMobil has a long history of industry-leading operational performance. For lower-emission technologies such as carbon capture and storage. example, the Company’s refining operations have consistently ranked in the top quartile for energy efficiency in the key refining industry benchmark survey by While the Company’s voluntary efforts are important, they capture only a (65) Solomon Associates. In ExxonMobil’s chemical business, advanced efficiency fraction of industry’s overall methane emissions, which is why ExxonMobil works technologies and techniques have reduced net equity greenhouse gas emissions with policymakers to improve effectiveness of regulations so that all of industry intensity by nearly 8 percent between 2013 and 2020. participates to maximize the benefits to society. 45 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued In addition, as of 2020 the Company reported over a 34 percent reduction in Does ExxonMobil have to reduce its production to align with the Paris methane emissions in its U.S. unconventional production, led by a series of Agreement? industry-leading best practices such as equipment upgrading and enhanced The Paris Agreement does not contemplate or require individual companies to use of technology to improve inspections. ExxonMobil exceeded its goal to decrease production to align with the goal of maintaining global temperature rise to reduce company-wide methane emissions by 15 percent and flaring by 25 percent below 2°C. The structure of the agreement recognizes that energy-related emissions by year-end 2020. are driven by society’s demand for energy – not its supply. Improved efficiency, Recently, ExxonMobil announced plans to reduce the intensity of operated effective government policies and informed consumer choices are more effective upstream greenhouse gas emissions by 15 to 20 percent by 2025, compared to measures to address demand. 2016 levels. This will be supported by a 40 to 50 percent decrease in methane With respect to energy supply, production reductions by individual companies would intensity, and a 35 to 45 percent decrease in flaring intensity across its global have no impact on demand or consumption of energy, and would simply result in operations, as well as other measures. The Company’s upstream operations also production shifting from one producer to another. In addition, shifting of production plan to align with the World Bank’s initiative to eliminate routine flaring by 2030. would not necessarily reduce the amount of greenhouse gases produced and, in The plan is projected to be consistent with the goals of the Paris Agreement and some cases, the opposite could be true. The transfer of production from well-run, will drive meaningful near-term emission reductions as the Company works toward highly efficient operators to less-efficient producers, for example, could actually industry-leading greenhouse gas performance across its business lines. increase emissions associated with the production of oil and natural gas, and finished products. Society benefits when the most efficient operators lead energy ExxonMobil’s emission reduction plans cover Scope 1 and Scope 2 emissions from development efforts. assets operated by the Company. The plans will leverage the continued application of operational efficiencies and ongoing development and deployment of ExxonMobil has a long history of industry-leading operational performance. For lower-emission technologies such as carbon capture and storage. example, the Company’s refining operations have consistently ranked in the top quartile for energy efficiency in the key refining industry benchmark survey by While the Company’s voluntary efforts are important, they capture only a (65) Solomon Associates. In ExxonMobil’s chemical business, advanced efficiency fraction of industry’s overall methane emissions, which is why ExxonMobil works technologies and techniques have reduced net equity greenhouse gas emissions with policymakers to improve effectiveness of regulations so that all of industry intensity by nearly 8 percent between 2013 and 2020. participates to maximize the benefits to society.

46 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued Near-term actions the Company is taking to prepare for a lower-carbon future, include: What is ExxonMobil doing to prepare for a lower-carbon future while meeting energy needs of a growing population? • Expanding supplies of cleaner-burning natural gas. ExxonMobil plays a critical role in providing the energy that supports economic growth • Improving energy efficiency in operations. and improves the quality of life for people around the world. Major forecasts project • Operating and investing in carbon capture and storage. energy demand to increase as the global population rises to well over 9 billion by 2040 (2) from 7.5 billion today, and because of growing prosperity and an expanding middle class. • Reducing flaring and methane emissions from operations. Even under 2°C and net-zero scenarios, meeting this increase in energy demand will • Developing products, such as premium lubricants, light-weight plastics, and special tire liners to help consumers improve efficiency and reduce emissions. require significant investment in new supplies of oil and natural gas, generally consistent with ExxonMobil’s investment levels. This is mainly due to the significant natural decline • Advocating for effective climate policy to address the risks of climate change at the rates associated with oil and natural gas production. At the same time, there is a need to lowest societal cost. pursue further emission-reduction efforts and technologies in support of the goals of the Paris Agreement. Longer-term efforts include: The Company supports market-based approaches to reduce emissions, including • Progressing advanced biofuels from algae and agricultural waste for commercial transportation and petrochemicals. further cost-effective regulation of methane and an economy-wide price on carbon. ExxonMobil believes market-based policies that place a uniform, predictable cost on • Researching breakthroughs to improve commerciality of carbon capture and carbon will drive emission reductions at the lowest cost to society while supporting storage technology for power generation and industrial applications. technology innovation and deployment. • Developing new and efficient technologies that reduce emissions in refining and Technology innovation is critical because the current solution set is insufficient to reduce chemical facilities. emissions to targeted levels at an acceptable cost to society. According to the IEA, only More information can be found in the Strategy section of this 2021 Energy & six of 46 important technologies and sectors are on track to help society reach the Paris (7) Carbon Summary. Agreement goals. Meeting these goals will require large-scale deployment of new technologies in key areas – power generation, commercial transportation and industrial processes – where emissions are most significant and forecast to increase.46 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued Near-term actions the Company is taking to prepare for a lower-carbon future, include: What is ExxonMobil doing to prepare for a lower-carbon future while meeting energy needs of a growing population? • Expanding supplies of cleaner-burning natural gas. ExxonMobil plays a critical role in providing the energy that supports economic growth • Improving energy efficiency in operations. and improves the quality of life for people around the world. Major forecasts project • Operating and investing in carbon capture and storage. energy demand to increase as the global population rises to well over 9 billion by 2040 (2) from 7.5 billion today, and because of growing prosperity and an expanding middle class. • Reducing flaring and methane emissions from operations. Even under 2°C and net-zero scenarios, meeting this increase in energy demand will • Developing products, such as premium lubricants, light-weight plastics, and special tire liners to help consumers improve efficiency and reduce emissions. require significant investment in new supplies of oil and natural gas, generally consistent with ExxonMobil’s investment levels. This is mainly due to the significant natural decline • Advocating for effective climate policy to address the risks of climate change at the rates associated with oil and natural gas production. At the same time, there is a need to lowest societal cost. pursue further emission-reduction efforts and technologies in support of the goals of the Paris Agreement. Longer-term efforts include: The Company supports market-based approaches to reduce emissions, including • Progressing advanced biofuels from algae and agricultural waste for commercial transportation and petrochemicals. further cost-effective regulation of methane and an economy-wide price on carbon. ExxonMobil believes market-based policies that place a uniform, predictable cost on • Researching breakthroughs to improve commerciality of carbon capture and carbon will drive emission reductions at the lowest cost to society while supporting storage technology for power generation and industrial applications. technology innovation and deployment. • Developing new and efficient technologies that reduce emissions in refining and Technology innovation is critical because the current solution set is insufficient to reduce chemical facilities. emissions to targeted levels at an acceptable cost to society. According to the IEA, only More information can be found in the Strategy section of this 2021 Energy & six of 46 important technologies and sectors are on track to help society reach the Paris (7) Carbon Summary. Agreement goals. Meeting these goals will require large-scale deployment of new technologies in key areas – power generation, commercial transportation and industrial processes – where emissions are most significant and forecast to increase.

47 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued ExxonMobil continues to help meet global oil and natural gas demand, which is How is ExxonMobil supporting society’s desire to achieve net-zero projected to continue even in a rapid net-zero transition, while working to reduce the emissions and 2ºC? Company’s emissions of greenhouse gases. The Company also plays an important role ExxonMobil has supported the Paris Agreement from its adoption. The Company also in helping to improve technology that would be useful in net-zero pathways including continues to support U.S. government participation in the framework. ExxonMobil’s biofuels, carbon capture, direct air capture, reduction of methane including advanced Outlook for Energy aligns in aggregate with the current Nationally Determined measurement and monitoring, and technology to enable low greenhouse gas energy Contributions (NDCs) submitted by Paris Agreement signatories, which represent each such as hydrogen. country’s plan to address its greenhouse gas emissions. ExxonMobil bases its business The pathways that lead to net zero involve a transition of all major regions of the world strategy and investments on its work underpinning the Outlook, which assumes and across all sectors of the economy. ExxonMobil continues to proactively collaborate progress in technologies, infrastructure and government policies to meet the NDCs. with governments and organizations to advance policy and technology development in New NDCs have been submitted recently and more are expected in 2021. support of net zero. The Company recognizes and continues to support the important The IPCC assessed available pathways and found 74 pathways that limit global work of the UNFCCC to achieve global participation through the Paris Agreement. (10) warming to below 2°C (IPCC Lower 2°C). In those pathways, global net The Company also works with major trade associations and industry groups including anthropogenic emissions of CO fell on average more than 20 percent from 2010 levels the Oil and Gas Climate Initiative and International Petroleum Industry Environmental 2 (66) by 2030, reaching net zero around 2070. At the time at which net emissions reach Conservation Association to advance emission reduction policies and best practices net zero, any remaining emissions would need to be balanced by removing CO from and to develop and deploy lower emission technology. The oil and natural gas sector 2 the atmosphere. along with other sectors and governments all have an important role to play in the energy transition. A challenge for society is how to transition to a net-zero world, while providing for a growing population with growing energy needs. The IPCC pathways that lead to net zero and limit warming to less than 2°C show important trends, including increase in renewables (wind and solar), decrease in coal, increase in use of carbon dioxide removal (CDR), increase in carbon capture, and focused efforts to reduce other greenhouse gases and aerosols that cause warming. The IEA’s net-zero emissions by 2050 scenario, a net-zero analysis through 2030, also reached similar conclusions on needed CO reductions through deployment of all key 2 technologies. 47 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued ExxonMobil continues to help meet global oil and natural gas demand, which is How is ExxonMobil supporting society’s desire to achieve net-zero projected to continue even in a rapid net-zero transition, while working to reduce the emissions and 2ºC? Company’s emissions of greenhouse gases. The Company also plays an important role ExxonMobil has supported the Paris Agreement from its adoption. The Company also in helping to improve technology that would be useful in net-zero pathways including continues to support U.S. government participation in the framework. ExxonMobil’s biofuels, carbon capture, direct air capture, reduction of methane including advanced Outlook for Energy aligns in aggregate with the current Nationally Determined measurement and monitoring, and technology to enable low greenhouse gas energy Contributions (NDCs) submitted by Paris Agreement signatories, which represent each such as hydrogen. country’s plan to address its greenhouse gas emissions. ExxonMobil bases its business The pathways that lead to net zero involve a transition of all major regions of the world strategy and investments on its work underpinning the Outlook, which assumes and across all sectors of the economy. ExxonMobil continues to proactively collaborate progress in technologies, infrastructure and government policies to meet the NDCs. with governments and organizations to advance policy and technology development in New NDCs have been submitted recently and more are expected in 2021. support of net zero. The Company recognizes and continues to support the important The IPCC assessed available pathways and found 74 pathways that limit global work of the UNFCCC to achieve global participation through the Paris Agreement. (10) warming to below 2°C (IPCC Lower 2°C). In those pathways, global net The Company also works with major trade associations and industry groups including anthropogenic emissions of CO fell on average more than 20 percent from 2010 levels the Oil and Gas Climate Initiative and International Petroleum Industry Environmental 2 (66) by 2030, reaching net zero around 2070. At the time at which net emissions reach Conservation Association to advance emission reduction policies and best practices net zero, any remaining emissions would need to be balanced by removing CO from and to develop and deploy lower emission technology. The oil and natural gas sector 2 the atmosphere. along with other sectors and governments all have an important role to play in the energy transition. A challenge for society is how to transition to a net-zero world, while providing for a growing population with growing energy needs. The IPCC pathways that lead to net zero and limit warming to less than 2°C show important trends, including increase in renewables (wind and solar), decrease in coal, increase in use of carbon dioxide removal (CDR), increase in carbon capture, and focused efforts to reduce other greenhouse gases and aerosols that cause warming. The IEA’s net-zero emissions by 2050 scenario, a net-zero analysis through 2030, also reached similar conclusions on needed CO reductions through deployment of all key 2 technologies.

48 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued In power generation and for industrial processes, the Company is working to make Why isn’t ExxonMobil investing in existing renewable energy sources like carbon capture and storage technology more economic, to potentially enable wider wind and solar? deployment. ExxonMobil currently has about 20 percent of the world’s total carbon Although wind and solar will play an important role in the transition to lower-carbon capture capacity. energy sources, new technology advances are required to reduce emissions to levels In the industrial sector, ExxonMobil is developing new processes for refining and outlined in 2°C scenarios. ExxonMobil is undertaking research and development where chemical facilities to reduce energy use through advanced separations processes, the need is greatest. The Company is focused on areas where it can make a unique catalysts and process configurations. and significant contribution, and where it has deep scientific competencies. In this way, ExxonMobil can make the most meaningful and expedient contribution to society’s efforts Further progress in these areas is critical to reducing emissions and would make a to manage the risks of climate change. meaningful contribution to achieving the goals of the Paris Agreement. The Company’s technology development program focuses on three distinct It should also be noted that ExxonMobil was one of the top purchasers in 2018 of high-emitting sectors where there are currently limited viable solutions for broad renewable energy, including wind and solar, to support its operations. deployment: commercial transportation, power generation and industrial processes. These sectors represent about 80 percent of current energy-related CO emissions and 2 are projected to increase with population growth and economic development. In transportation, ExxonMobil is making progress in the development of advanced algae and cellulosic liquid biofuels. Because of their energy density, liquid fuel solutions are currently needed for commercial transportation where battery capacity is an issue for heavy loads and long distances.48 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued In power generation and for industrial processes, the Company is working to make Why isn’t ExxonMobil investing in existing renewable energy sources like carbon capture and storage technology more economic, to potentially enable wider wind and solar? deployment. ExxonMobil currently has about 20 percent of the world’s total carbon Although wind and solar will play an important role in the transition to lower-carbon capture capacity. energy sources, new technology advances are required to reduce emissions to levels In the industrial sector, ExxonMobil is developing new processes for refining and outlined in 2°C scenarios. ExxonMobil is undertaking research and development where chemical facilities to reduce energy use through advanced separations processes, the need is greatest. The Company is focused on areas where it can make a unique catalysts and process configurations. and significant contribution, and where it has deep scientific competencies. In this way, ExxonMobil can make the most meaningful and expedient contribution to society’s efforts Further progress in these areas is critical to reducing emissions and would make a to manage the risks of climate change. meaningful contribution to achieving the goals of the Paris Agreement. The Company’s technology development program focuses on three distinct It should also be noted that ExxonMobil was one of the top purchasers in 2018 of high-emitting sectors where there are currently limited viable solutions for broad renewable energy, including wind and solar, to support its operations. deployment: commercial transportation, power generation and industrial processes. These sectors represent about 80 percent of current energy-related CO emissions and 2 are projected to increase with population growth and economic development. In transportation, ExxonMobil is making progress in the development of advanced algae and cellulosic liquid biofuels. Because of their energy density, liquid fuel solutions are currently needed for commercial transportation where battery capacity is an issue for heavy loads and long distances.

49 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued Why did ExxonMobil establish a new Low Carbon Solutions business and what products or technologies will be commercialized? In 2018, ExxonMobil established a Carbon Capture & Storage (CCS) Venture that was recently expanded into the new Low Carbon Solutions business with the goal of commercializing its extensive low-carbon technology portfolio. The new business will initially focus on CCS and hydrogen, two of the critical technologies required for society to achieve the climate goals outlined in the Paris Agreement. The objective is to build on ExxonMobil’s decades of CCS operating experience and CCS-related R&D to help facilitate society’s transition to a lower carbon future at the lowest possible cost. Over the past two decades, ExxonMobil has invested more than $10 billion on lower-emission energy solutions, including CCS, with plans to invest at least another $3 billion through (67) 2025. ExxonMobil’s investment in CCS and other low-carbon solutions will be based on opportunity availability and attractiveness. The establishment of the Low Carbon Solutions business coincides with a growing recognition by governments and investors of the importance of CCS and a developing market for emission-reduction credits, all of which are critical for broad scale commercialization. CCS is also one of the few technologies that could enable some industry sectors to significantly reduce greenhouse gas emissions, including the refining, chemicals, cement and steel sectors. Today, ExxonMobil is the world’s leader in carbon capture, with more than 30 years of experience in CCS technology and is the first company to capture more than 120 million (68) tonnes of CO , the equivalent to the annual emissions of more than 25 million cars. The 2 (31) company has an equity share in about one-fifth of global CO capture capacity, and has 2 captured approximately 40 percent of all the captured anthropogenic CO in the world 2 (32) since the early 1970s. ExxonMobil Low Carbon Solutions will also leverage ExxonMobil’s significant experience in the production of hydrogen which, when coupled with CCS, is likely to play a critical role across a number of market sectors as the world transitions to a lower-carbon energy system. Other technology focus areas in ExxonMobil’s low carbon portfolio will be added in the future as they mature to commercialization. 49 | Updated 2021 Energy & Carbon Summary Frequently asked questions, continued Why did ExxonMobil establish a new Low Carbon Solutions business and what products or technologies will be commercialized? In 2018, ExxonMobil established a Carbon Capture & Storage (CCS) Venture that was recently expanded into the new Low Carbon Solutions business with the goal of commercializing its extensive low-carbon technology portfolio. The new business will initially focus on CCS and hydrogen, two of the critical technologies required for society to achieve the climate goals outlined in the Paris Agreement. The objective is to build on ExxonMobil’s decades of CCS operating experience and CCS-related R&D to help facilitate society’s transition to a lower carbon future at the lowest possible cost. Over the past two decades, ExxonMobil has invested more than $10 billion on lower-emission energy solutions, including CCS, with plans to invest at least another $3 billion through (67) 2025. ExxonMobil’s investment in CCS and other low-carbon solutions will be based on opportunity availability and attractiveness. The establishment of the Low Carbon Solutions business coincides with a growing recognition by governments and investors of the importance of CCS and a developing market for emission-reduction credits, all of which are critical for broad scale commercialization. CCS is also one of the few technologies that could enable some industry sectors to significantly reduce greenhouse gas emissions, including the refining, chemicals, cement and steel sectors. Today, ExxonMobil is the world’s leader in carbon capture, with more than 30 years of experience in CCS technology and is the first company to capture more than 120 million (68) tonnes of CO , the equivalent to the annual emissions of more than 25 million cars. The 2 (31) company has an equity share in about one-fifth of global CO capture capacity, and has 2 captured approximately 40 percent of all the captured anthropogenic CO in the world 2 (32) since the early 1970s. ExxonMobil Low Carbon Solutions will also leverage ExxonMobil’s significant experience in the production of hydrogen which, when coupled with CCS, is likely to play a critical role across a number of market sectors as the world transitions to a lower-carbon energy system. Other technology focus areas in ExxonMobil’s low carbon portfolio will be added in the future as they mature to commercialization.

50 | Updated 2021 Energy & Carbon Summary The Energy & Carbon Summary is aligned with the core elements of the TCFD framework ExxonMobil’s Energy & Carbon Summary is aligned with the core elements of the framework developed by the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD), designed to encourage the informed conversation society needs on these important issues. TCFD core elements and recommended disclosures ExxonMobil disclosures Governance a. Describe the Board’s oversight of climate-related risks and opportunities. Pages 5-10, 39-40 b. Describe management’s role in assessing and managing risks and opportunities. Pages 5-10, 39-40 Strategy Pages 11-32 a. Describe the climate-related risks and opportunities the organization has identified over the short, medium and long term. Pages 11-32 b. Describe the impact of climate-related risks and opportunities on the organization’s businesses, strategy and financial planning. Pages 11-32 c. Describe the resilience of the organization’s strategy, taking into consideration different climate-related scenarios, including a 2°C or lower scenario. Metrics & targets Pages 33-38 a. Disclose the metrics used by the organization to assess climate-related risks and opportunities in line with its strategy and risk management process. b. Disclose Scope 1, Scope 2 and, if appropriate, Scope 3 GHG emissions, and the related risks. Pages 33-38, 43 c. Describe the targets used by the organization to manage climate-related risks and opportunities and performance Pages 33-38 against targets. Risk management Pages 39-40 a. Describe the organization’s processes for identifying and assessing climate-related risks. Pages 39-42 b. Describe the organization’s processes for managing climate-related risks. Pages 39-42 c. Describe how processes for identifying, assessing and managing climate-related risks are integrated into the organization’s overall risk management.50 | Updated 2021 Energy & Carbon Summary The Energy & Carbon Summary is aligned with the core elements of the TCFD framework ExxonMobil’s Energy & Carbon Summary is aligned with the core elements of the framework developed by the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD), designed to encourage the informed conversation society needs on these important issues. TCFD core elements and recommended disclosures ExxonMobil disclosures Governance a. Describe the Board’s oversight of climate-related risks and opportunities. Pages 5-10, 39-40 b. Describe management’s role in assessing and managing risks and opportunities. Pages 5-10, 39-40 Strategy Pages 11-32 a. Describe the climate-related risks and opportunities the organization has identified over the short, medium and long term. Pages 11-32 b. Describe the impact of climate-related risks and opportunities on the organization’s businesses, strategy and financial planning. Pages 11-32 c. Describe the resilience of the organization’s strategy, taking into consideration different climate-related scenarios, including a 2°C or lower scenario. Metrics & targets Pages 33-38 a. Disclose the metrics used by the organization to assess climate-related risks and opportunities in line with its strategy and risk management process. b. Disclose Scope 1, Scope 2 and, if appropriate, Scope 3 GHG emissions, and the related risks. Pages 33-38, 43 c. Describe the targets used by the organization to manage climate-related risks and opportunities and performance Pages 33-38 against targets. Risk management Pages 39-40 a. Describe the organization’s processes for identifying and assessing climate-related risks. Pages 39-42 b. Describe the organization’s processes for managing climate-related risks. Pages 39-42 c. Describe how processes for identifying, assessing and managing climate-related risks are integrated into the organization’s overall risk management.

51 | Updated 2021 Energy & Carbon Summary Disclosures ExxonMobil is committed to providing its shareholders with disclosures that impart meaningful insights about its business, including how it manages climate-related risks. This report, along with the rest of its comprehensive set of disclosures relating to climate- (69) related matters, follow the framework established by IPIECA, including IPIECA’s Climate Change Reporting Framework. This year’s report is also aligned with the core elements of the TCFD framework. IPIECA members represent a significant portion of the world’s oil and natural gas production, including state oil companies, and the organization is the industry’s principal channel of communication with the United Nations. A broad and global membership enables a reporting framework that is tailored to the petroleum industry and facilitates better comparisons of member companies on a more consistent and standardized basis. Web links to other various climate-related disclosures are highlighted below: • Sustainability Report (exxonmobil.com/sustainabilityreport) • Outlook for Energy (exxonmobil.com/energyoutlook) • Technology (exxonmobil.com/technology) • Enhanced Methane Emissions Reduction Program (exxonmobil.com/methanereduction) • Climate-related materials (exxonmobil.com/climate) • SEC Form 10-K (exxonmobil.com/secfilings) • Executive Compensation materials contained in current year proxy statement (exxonmobil.com/proxymaterials) Existing policy frameworks (including the Paris NDCs), financial flows, and the availability of cost-effective technologies indicate that society is not currently on a 2°C pathway. Should society choose to more aggressively pursue a 2°C pathway, the Company will be positioned to contribute through its engagement on policy, development of needed technologies, improved operations and customer solutions.51 | Updated 2021 Energy & Carbon Summary Disclosures ExxonMobil is committed to providing its shareholders with disclosures that impart meaningful insights about its business, including how it manages climate-related risks. This report, along with the rest of its comprehensive set of disclosures relating to climate- (69) related matters, follow the framework established by IPIECA, including IPIECA’s Climate Change Reporting Framework. This year’s report is also aligned with the core elements of the TCFD framework. IPIECA members represent a significant portion of the world’s oil and natural gas production, including state oil companies, and the organization is the industry’s principal channel of communication with the United Nations. A broad and global membership enables a reporting framework that is tailored to the petroleum industry and facilitates better comparisons of member companies on a more consistent and standardized basis. Web links to other various climate-related disclosures are highlighted below: • Sustainability Report (exxonmobil.com/sustainabilityreport) • Outlook for Energy (exxonmobil.com/energyoutlook) • Technology (exxonmobil.com/technology) • Enhanced Methane Emissions Reduction Program (exxonmobil.com/methanereduction) • Climate-related materials (exxonmobil.com/climate) • SEC Form 10-K (exxonmobil.com/secfilings) • Executive Compensation materials contained in current year proxy statement (exxonmobil.com/proxymaterials) Existing policy frameworks (including the Paris NDCs), financial flows, and the availability of cost-effective technologies indicate that society is not currently on a 2°C pathway. Should society choose to more aggressively pursue a 2°C pathway, the Company will be positioned to contribute through its engagement on policy, development of needed technologies, improved operations and customer solutions.

52 | Updated 2021 Energy & Carbon Summary Footnotes (1) Spencer Stuart (2020). 2020 U.S. Spencer Stuart (8) IEA, 2017. Chapter 2 of Perspectives for the energy (13) The emissions charted from ExxonMobil 2019 Outlook for Board Index, page 3. https://www.spencerstuart.com/-/ transition - investment needs for a low-carbon energy system, Energy, 2020 IEA STEPS and 2020 IEA SDS do not contain media/2020/december/ssbi2020/2020_us_spencer_stuart_ p57. industry process emissions. Land use and natural sinks are also board_index.pdf excluded. (9) “EMF was established at Stanford in 1976 to bring together (2) BROOKINGS INSTITUTION, There are many definitions of leading experts and decision makers from government, (14) The IPCC Lower 2°C scenarios produce a variety of views on “middle class” - here’s ours, Richard V. Reeves and Katherine industry, universities, and other research organizations to study the potential impacts on global energy demand in total and by Guyot Tuesday, September 4, 2018, accessed December important energy and environmental issues. For each study, the specific types of energy, with a range of possible growth rates for 2020. Forum organizes a working group to develop the study design, each type of energy as illustrated in this report. Since it is https://www.brookings.edu/blog/up-front/2018/09/04/ analyze and compare each model’s results and discuss key impossible to know which elements, if any, of these models are there-are-many-definitions-of-middle-class-heres-ours/ conclusions.” https://emf.stanford.edu/about correct given the inherent uncertainty in energy demand modeling, an average of all 74 scenarios was used to approximate (3) International Labour Organization, ILO Monitor: COVID-19 EMF is supported by grants from the U.S. Department of growth rates for various energy types as a means to estimate and the world of work. Sixth edition, Updated estimates and Energy, the U.S. Environmental Protection Agency as well as trends to 2040 indicative of hypothetical 2°C pathways. analysis, 23 September 2020, accessed December 2020. industry affiliates including ExxonMobil. https://www.ilo.org/wcmsp5/groups/public/@dgreports/ https://emf.stanford.edu/industry-affiliates (15) Based on the average of the IPCC Lower 2°C scenarios @dcomm/documents/briefingnote/wcms_755910.pdf referenced in this report, the combination of renewables, nuclear (10) IPCC, 2018: Global warming of 1.5°C. An IPCC Special and fossil fuels using CCS is estimated in these scenarios to (4) Article 4 paragraph 2 of the Paris Agreement. Report on the impacts of global warming of 1.5°C above pre- increase significantly as a percentage of total primary energy https://unfccc.int/files/meetings/paris_nov_2015/application/ industrial levels and related global greenhouse gas emission demand, rising from over 10 percent in 2010 to roughly 50 pdf/paris_agreement_english_.pdf pathways, in the context of strengthening the global response percent in 2040. to the threat of climate change, sustainable development, and (5) Reference is made to the first set of NDC submissions efforts to eradicate poverty [V. Masson-Delmotte, P. Zhai, H. O. (16) Electricity delivered from fossil fuels without CCS as a made in 2015; new or updated NDCs are anticipated, but not Pörtner, D. Roberts, J. Skea, P.R. Shukla, A. Pirani, W. percentage of total electricity delivered decreases from 68 percent included as part of this analysis as only a few countries have Moufouma-Okia, C. Péan, R. Pidcock, S. Connors, J. B. to 14 percent on average from 2010 to 2040 under the IPCC updated their NDCs at this time. Additional NDC submissions R. Matthews, Y. Chen, X. Zhou, M. I. Gomis, E. Lonnoy, T. Lower 2°C scenarios. Share of electricity from non-bio are anticipated ahead of the 26th United Nations Climate Maycock, M. Tignor, T. Waterfield (eds.)]. In Press. renewables (e.g., wind, solar, hydro) increases from less than 20 Change Conference in 2021. percent to 60 percent. Share of electricity generation utilizing CCS (11) IEA, World Energy Outlook 2020, p. 87. The IEA SDS was increases to about 10 percent. (6) IEA, 2020. Achieving net zero emissions, C. McGlade, D. not assessed by the IPCC as part of the suite of 74 “Lower 2ºC” Crow, 19 November, 2020, accessed December 2020. scenarios. According to the IEA “the SDS would provide a 50% (17) Total electricity delivered as a percentage of total final energy https://iea.blob.core.windows.net/assets/4b4be30b- probability of limiting the temperature rise to less than 1.65 °C, demand increases from 18 percent to 34 percent on average bb86-4a3c-982f-5b49e3380917/WEOWeek- in line with the Paris Agreement objective of ‘holding the across the IPCC Lower 2°C scenarios referenced in this report. Gettingtonetzero.pdf increase in the global average temperature to well below 2°C’.” (18) Under the IPCC Lower 2°C scenarios, the average annual (7) IEA, 2020. Uneven progress on clean energy technologies (12) UNEP, Emissions Gap Report 2020 Key Messages, growth rate for oil demand is projected to be -0.5 percent from faces further pressure from the Covid-19 crisis, 5 June 2020, accessed December 2020. 2010 to 2040, which implies a decrease in absolute level of accessed December 2020. https://wedocs.unep.org/xmlui/bitstream/ demand in 2040 by approximately 10 percent relative to 2010 https://www.iea.org/news/uneven-progress-on-clean- handle/20.500.11822/34461/EGR20KM.pdf levels, which is near 2000 levels. Oil demand has increased about energy-technologies-faces-further-pressure-from-the- 11 percent since 2010, hence it would require a demand decrease covid-19-crisis of about 20 percent to reach the same 2040 level relative to today’s demand.52 | Updated 2021 Energy & Carbon Summary Footnotes (1) Spencer Stuart (2020). 2020 U.S. Spencer Stuart (8) IEA, 2017. Chapter 2 of Perspectives for the energy (13) The emissions charted from ExxonMobil 2019 Outlook for Board Index, page 3. https://www.spencerstuart.com/-/ transition - investment needs for a low-carbon energy system, Energy, 2020 IEA STEPS and 2020 IEA SDS do not contain media/2020/december/ssbi2020/2020_us_spencer_stuart_ p57. industry process emissions. Land use and natural sinks are also board_index.pdf excluded. (9) “EMF was established at Stanford in 1976 to bring together (2) BROOKINGS INSTITUTION, There are many definitions of leading experts and decision makers from government, (14) The IPCC Lower 2°C scenarios produce a variety of views on “middle class” - here’s ours, Richard V. Reeves and Katherine industry, universities, and other research organizations to study the potential impacts on global energy demand in total and by Guyot Tuesday, September 4, 2018, accessed December important energy and environmental issues. For each study, the specific types of energy, with a range of possible growth rates for 2020. Forum organizes a working group to develop the study design, each type of energy as illustrated in this report. Since it is https://www.brookings.edu/blog/up-front/2018/09/04/ analyze and compare each model’s results and discuss key impossible to know which elements, if any, of these models are there-are-many-definitions-of-middle-class-heres-ours/ conclusions.” https://emf.stanford.edu/about correct given the inherent uncertainty in energy demand modeling, an average of all 74 scenarios was used to approximate (3) International Labour Organization, ILO Monitor: COVID-19 EMF is supported by grants from the U.S. Department of growth rates for various energy types as a means to estimate and the world of work. Sixth edition, Updated estimates and Energy, the U.S. Environmental Protection Agency as well as trends to 2040 indicative of hypothetical 2°C pathways. analysis, 23 September 2020, accessed December 2020. industry affiliates including ExxonMobil. https://www.ilo.org/wcmsp5/groups/public/@dgreports/ https://emf.stanford.edu/industry-affiliates (15) Based on the average of the IPCC Lower 2°C scenarios @dcomm/documents/briefingnote/wcms_755910.pdf referenced in this report, the combination of renewables, nuclear (10) IPCC, 2018: Global warming of 1.5°C. An IPCC Special and fossil fuels using CCS is estimated in these scenarios to (4) Article 4 paragraph 2 of the Paris Agreement. Report on the impacts of global warming of 1.5°C above pre- increase significantly as a percentage of total primary energy https://unfccc.int/files/meetings/paris_nov_2015/application/ industrial levels and related global greenhouse gas emission demand, rising from over 10 percent in 2010 to roughly 50 pdf/paris_agreement_english_.pdf pathways, in the context of strengthening the global response percent in 2040. to the threat of climate change, sustainable development, and (5) Reference is made to the first set of NDC submissions efforts to eradicate poverty [V. Masson-Delmotte, P. Zhai, H. O. (16) Electricity delivered from fossil fuels without CCS as a made in 2015; new or updated NDCs are anticipated, but not Pörtner, D. Roberts, J. Skea, P.R. Shukla, A. Pirani, W. percentage of total electricity delivered decreases from 68 percent included as part of this analysis as only a few countries have Moufouma-Okia, C. Péan, R. Pidcock, S. Connors, J. B. to 14 percent on average from 2010 to 2040 under the IPCC updated their NDCs at this time. Additional NDC submissions R. Matthews, Y. Chen, X. Zhou, M. I. Gomis, E. Lonnoy, T. Lower 2°C scenarios. Share of electricity from non-bio are anticipated ahead of the 26th United Nations Climate Maycock, M. Tignor, T. Waterfield (eds.)]. In Press. renewables (e.g., wind, solar, hydro) increases from less than 20 Change Conference in 2021. percent to 60 percent. Share of electricity generation utilizing CCS (11) IEA, World Energy Outlook 2020, p. 87. The IEA SDS was increases to about 10 percent. (6) IEA, 2020. Achieving net zero emissions, C. McGlade, D. not assessed by the IPCC as part of the suite of 74 “Lower 2ºC” Crow, 19 November, 2020, accessed December 2020. scenarios. According to the IEA “the SDS would provide a 50% (17) Total electricity delivered as a percentage of total final energy https://iea.blob.core.windows.net/assets/4b4be30b- probability of limiting the temperature rise to less than 1.65 °C, demand increases from 18 percent to 34 percent on average bb86-4a3c-982f-5b49e3380917/WEOWeek- in line with the Paris Agreement objective of ‘holding the across the IPCC Lower 2°C scenarios referenced in this report. Gettingtonetzero.pdf increase in the global average temperature to well below 2°C’.” (18) Under the IPCC Lower 2°C scenarios, the average annual (7) IEA, 2020. Uneven progress on clean energy technologies (12) UNEP, Emissions Gap Report 2020 Key Messages, growth rate for oil demand is projected to be -0.5 percent from faces further pressure from the Covid-19 crisis, 5 June 2020, accessed December 2020. 2010 to 2040, which implies a decrease in absolute level of accessed December 2020. https://wedocs.unep.org/xmlui/bitstream/ demand in 2040 by approximately 10 percent relative to 2010 https://www.iea.org/news/uneven-progress-on-clean- handle/20.500.11822/34461/EGR20KM.pdf levels, which is near 2000 levels. Oil demand has increased about energy-technologies-faces-further-pressure-from-the- 11 percent since 2010, hence it would require a demand decrease covid-19-crisis of about 20 percent to reach the same 2040 level relative to today’s demand.

53 | Updated 2021 Energy & Carbon Summary Footnotes (19) Based on average global demand trends under IPCC (25) IEA, World Energy Outlook 2020 Annex 5, investment (32) Global CCS Institute. Data updated as of April 2020 and Lower 2°C scenarios. data. based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO , for the purposes of this 2 (20) PwC: Net Zero Economy Index 2020: The Pivotal Decade. (26) IEA, Energy Investment Report, p. 15. calculation, means CO that without carbon capture and 2 https://www.pwc.co.uk/services/sustainability-climate- storage would have been emitted to the atmosphere, (27) Hypothetical cumulative production determined by change/insights/net-zero-economy-index.html including, but not limited to: reservoir CO from gas fields; CO 2 2 proportioning ExxonMobil’s 2020 average daily production emitted during production and CO emitted during 2 (21) For the purposes of this report proved reserves are year-end (Form 10-K, page 9) and 2020 average daily global oil and combustion. It does not include natural CO produced solely 2 2020 proved oil and gas reserves for consolidated subsidiaries gas production to estimated 2040 average daily production for enhanced oil recovery. and equity companies as reported in the Corporation’s Annual (assuming ExxonMobil’s current market share and 100 percent Report on Form 10-K. Proved oil and gas reserves are determined proved reserves replacement to maintain its proved reserves (33) TDA Research, Pilot unit testing at NCCC of sorbent in accordance with Securities and Exchange Commission (SEC) consistent with its production ratio at the end of 2020) and based CO capture project, October 2020. 2 requirements. Proved reserves are those quantities of oil and implied oil and gas demand from the IPCC Lower 2°C scenarios https://netl.doe.gov/sites/default/files/netl- gas which, by analysis of geoscience and engineering data, average. Assumed linear decline of estimated average daily file/20VPRCC_Elliott.pdf can be estimated with reasonable certainty to be economically production through 2040. producible under existing economic and operating conditions and (34) E. Kim, R. Siegelman, H. Jiang, A. Forse, J-H. Lee, J. (28) IEA, World Energy Outlook 2020, table 2.2. Fossil fuel government regulations. Proved reserves are determined using Martell, P. Milner, J. Falkowski, J. Neaton, J. Reimer, S. Weston, J. prices by scenario. the average of first-of-month oil and natural gas prices during the Long, Cooperative carbon capture and steam regeneration with reporting year. tetraamine-appended metal-organic frameworks, Science (29) Lower overall greenhouse gas emissions of plastics over 369 (6502) (2020) 392-396. alternatives is over the full life cycle of the plastic. American For the purposes of this disclosure, resources are total Chemistry Council (ACC), 2018. Life cycle impacts of plastic remaining estimated quantities of discovered quantities of oil (35) IEA, World Energy Outlook 2020, p. 122. packaging compared to substitutes in the United States and and gas that are expected to be ultimately recoverable. The Canada, theoretical substitution analysis. Prepared by Franklin (36) Goldman Sachs, Carbonomics: The Rise of Clean resource base includes proved reserves and quantities of oil Associates for ACC. Hydrogen, July 2020. and gas that are not yet classified as proved reserves. https://plastics.americanchemistry.com/Reports-and- (37) IEA, The Future of Hydrogen - Seizing today’s (22) To estimate global demand in 2040 for oil and natural Publications/LCA-of-Plastic-Packaging-Compared-to- opportunities, June 2019. gas, the average of the IPCC Lower 2°C scenarios’ growth Substitutes.pdf rates for oil and natural gas covering the period 2010-2040 (38) ExxonMobil estimates. (30) Edenhofer, O. et al (2014) Climate Change 2014: have been applied to standard baseline estimates of oil and natural Mitigation of Climate Change. Contribution of Working Group gas demand in 2010. In addition, the IEA STEPS and SDS scenarios (39) B. Slade, B. Stober, D. Simpson, Dividing wall column III to the Fifth Assessment Report of the Intergovernmental for oil demand and natural gas demand were added. revamp optimises mixed xylenes production, IChemE, Panel on Climate Change. Symposium Series No. 152, (2006). (23) IHS, 2017: Climate-Related Financial Risk and the Oil and https://www.ipcc.ch/site/assets/uploads/2018/02/ Gas Sector, page 23. ipcc_wg3_ar5_full.pdf (40) K. Thompson, R. Mathias, D. Kim, J. Kim, N. Rangnekar, J. Johnson, S. Hoy, I. Bechis, A. Tarzia, K. Jelfs, B. McCool, A. (24) Proved reserves are determined in accordance with SEC (31) Global CCS capacity: Global CCS Institute, Global Status Livingston, R. Lively, M. Finn, N-Aryl-linked spirocyclic polymers requirements using the average of first-of-month oil and of CCS 2020, page 19. ExxonMobil CCS capacity: ExxonMobil for membrane separations of complex hydrocarbon mixtures, natural gas prices during the reporting year (see footnote 21 estimates. Science 369 (6501) (2020) 310-315. for added detail). Although near-term changes in prices and capital expenditures can have an impact on reserve quantities from year to year, many factors can result in quantities being recognized again as proved reserves at some future point, such as a recovery in the SEC price basis, cost reductions, operating efficiencies, and increases in planned capital spend. This can result in proved reserves fluctuating across market cycles.53 | Updated 2021 Energy & Carbon Summary Footnotes (19) Based on average global demand trends under IPCC (25) IEA, World Energy Outlook 2020 Annex 5, investment (32) Global CCS Institute. Data updated as of April 2020 and Lower 2°C scenarios. data. based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO , for the purposes of this 2 (20) PwC: Net Zero Economy Index 2020: The Pivotal Decade. (26) IEA, Energy Investment Report, p. 15. calculation, means CO that without carbon capture and 2 https://www.pwc.co.uk/services/sustainability-climate- storage would have been emitted to the atmosphere, (27) Hypothetical cumulative production determined by change/insights/net-zero-economy-index.html including, but not limited to: reservoir CO from gas fields; CO 2 2 proportioning ExxonMobil’s 2020 average daily production emitted during production and CO emitted during 2 (21) For the purposes of this report proved reserves are year-end (Form 10-K, page 9) and 2020 average daily global oil and combustion. It does not include natural CO produced solely 2 2020 proved oil and gas reserves for consolidated subsidiaries gas production to estimated 2040 average daily production for enhanced oil recovery. and equity companies as reported in the Corporation’s Annual (assuming ExxonMobil’s current market share and 100 percent Report on Form 10-K. Proved oil and gas reserves are determined proved reserves replacement to maintain its proved reserves (33) TDA Research, Pilot unit testing at NCCC of sorbent in accordance with Securities and Exchange Commission (SEC) consistent with its production ratio at the end of 2020) and based CO capture project, October 2020. 2 requirements. Proved reserves are those quantities of oil and implied oil and gas demand from the IPCC Lower 2°C scenarios https://netl.doe.gov/sites/default/files/netl- gas which, by analysis of geoscience and engineering data, average. Assumed linear decline of estimated average daily file/20VPRCC_Elliott.pdf can be estimated with reasonable certainty to be economically production through 2040. producible under existing economic and operating conditions and (34) E. Kim, R. Siegelman, H. Jiang, A. Forse, J-H. Lee, J. (28) IEA, World Energy Outlook 2020, table 2.2. Fossil fuel government regulations. Proved reserves are determined using Martell, P. Milner, J. Falkowski, J. Neaton, J. Reimer, S. Weston, J. prices by scenario. the average of first-of-month oil and natural gas prices during the Long, Cooperative carbon capture and steam regeneration with reporting year. tetraamine-appended metal-organic frameworks, Science (29) Lower overall greenhouse gas emissions of plastics over 369 (6502) (2020) 392-396. alternatives is over the full life cycle of the plastic. American For the purposes of this disclosure, resources are total Chemistry Council (ACC), 2018. Life cycle impacts of plastic remaining estimated quantities of discovered quantities of oil (35) IEA, World Energy Outlook 2020, p. 122. packaging compared to substitutes in the United States and and gas that are expected to be ultimately recoverable. The Canada, theoretical substitution analysis. Prepared by Franklin (36) Goldman Sachs, Carbonomics: The Rise of Clean resource base includes proved reserves and quantities of oil Associates for ACC. Hydrogen, July 2020. and gas that are not yet classified as proved reserves. https://plastics.americanchemistry.com/Reports-and- (37) IEA, The Future of Hydrogen - Seizing today’s (22) To estimate global demand in 2040 for oil and natural Publications/LCA-of-Plastic-Packaging-Compared-to- opportunities, June 2019. gas, the average of the IPCC Lower 2°C scenarios’ growth Substitutes.pdf rates for oil and natural gas covering the period 2010-2040 (38) ExxonMobil estimates. (30) Edenhofer, O. et al (2014) Climate Change 2014: have been applied to standard baseline estimates of oil and natural Mitigation of Climate Change. Contribution of Working Group gas demand in 2010. In addition, the IEA STEPS and SDS scenarios (39) B. Slade, B. Stober, D. Simpson, Dividing wall column III to the Fifth Assessment Report of the Intergovernmental for oil demand and natural gas demand were added. revamp optimises mixed xylenes production, IChemE, Panel on Climate Change. Symposium Series No. 152, (2006). (23) IHS, 2017: Climate-Related Financial Risk and the Oil and https://www.ipcc.ch/site/assets/uploads/2018/02/ Gas Sector, page 23. ipcc_wg3_ar5_full.pdf (40) K. Thompson, R. Mathias, D. Kim, J. Kim, N. Rangnekar, J. Johnson, S. Hoy, I. Bechis, A. Tarzia, K. Jelfs, B. McCool, A. (24) Proved reserves are determined in accordance with SEC (31) Global CCS capacity: Global CCS Institute, Global Status Livingston, R. Lively, M. Finn, N-Aryl-linked spirocyclic polymers requirements using the average of first-of-month oil and of CCS 2020, page 19. ExxonMobil CCS capacity: ExxonMobil for membrane separations of complex hydrocarbon mixtures, natural gas prices during the reporting year (see footnote 21 estimates. Science 369 (6501) (2020) 310-315. for added detail). Although near-term changes in prices and capital expenditures can have an impact on reserve quantities from year to year, many factors can result in quantities being recognized again as proved reserves at some future point, such as a recovery in the SEC price basis, cost reductions, operating efficiencies, and increases in planned capital spend. This can result in proved reserves fluctuating across market cycles.

54 | Updated 2021 Energy & Carbon Summary Footnotes (56) ASCE 7 is an American Society of Civil Engineers standard (41) E. Gencer, S. Torkamani, I. Miller, T. Wu, F. O’Sullivan, (50) ExxonMobil-operated emissions, reductions, and avoidance for Minimum Design Loads and Associated Criteria for Sustainable energy system analysis modeling environment: performance data are based on a combination of measured and Buildings and Other Structures that “describes the means for analyzing life cycle emissions of the energy transition, Applied estimated emissions data using reasonable efforts and collection determining dead, live, soil, flood, tsunami, snow, rain, Energy 277 (2020) 115550. methods. Calculations are based on industry standards and best atmospheric ice, earthquake, and wind loads, and their practices, including guidance from the American Petroleum (42) https://corporate.exxonmobil.com/Company/Policy/ combinations for general structure design.” Institute (API) and IPIECA. There is uncertainty associated with Political-contributions-and-lobbying the emissions, reductions, and avoidance performance data due (57) https://www.tceq.texas.gov/permitting/ to variation in the processes and operations, the availability of (43) Analysis based on implementation of plan in 2021. business_permitting.html sufficient data, quality of those data and methodology Resources for the Future: Analysis of alternative carbon tax used for measurement and estimation. Performance data may (58) https://corporate.exxonmobil.com/Locations/United- price paths for Climate Leadership Council (CLC) carbon include rounding of subcategories. Changes to the performance States/Baton-Rouge-area-operations-overview dividends plan, issue brief 18-07 by Marc Hafstead, 2019. data may be reported as part of the company’s annual publications as new or updated data and/or emission methodologies become (59) https://corporate.exxonmobil.com/Locations/United- (44) IEA, The Role of Gas in Today’s Energy Transitions, July available. Emissions, reductions, and avoidance estimates from States/Baytown-area-operations-overview#Aboutus 2019. non-ExxonMobil operated facilities are also included in the equity https://www.iea.org/reports/the-role-of-gas-in-todays- data and similarly may be updated as part of the company’s annual (60) https://corporate.exxonmobil.com/Locations/United- energy-transitions publications. ExxonMobil works with industry, including API and States/Beaumont-operations IPIECA, to improve emission factors and methodologies. (45) New York Times, How Does Your State Make Electricity?, (61) IPIECA/API, 2016. Estimating petroleum industry value October 2020. (51) The net equity greenhouse gas emissions metric was chain (Scope 3) greenhouse gas emissions - Overview of https://www.nytimes.com/interactive/2020/10/28/climate/ introduced in 2011 as a replacement for the direct equity methodologies how-electricity-generation-changed-in-your-state- greenhouse gas metric. Information has been restated back to election.html 2009 according to the new metric. The net equity greenhouse (62) IEA World Energy Outlook 2020, p. 171. gas metric includes direct and imported greenhouse gas (46) IEA, Global CO emissions in 2019, February 2020. 2 (63) IEA, ExxonMobil analysis. emissions and excludes emissions from exports (including Hong Kong Power through mid-2014). ExxonMobil reports (47) Calculations are based on the guidance provided in (64) ExxonMobil analysis greenhouse gas emissions on a net equity basis for all business API’s Compendium of Greenhouse Gas Emission Estimation operations, reflecting its percent ownership in an asset. Methodologies for the Oil and Gas Industry and IPIECA’s (65) Solomon Associates. Solomon Associates fuels and lubes Petroleum Industry Guidelines for Reporting Greenhouse Gas refining data available for even years only. (52) The addition of direct emissions and emissions associated Emissions. Greenhouse gas emissions are reported on a net with exported power and heat is equivalent to World equity basis for business operations, demonstrating a share of (66) ExxonMobil analysis of IPCC 74 Lower 2°C scenarios. Resources Institute (WRI) Scope 1. emissions from any facility or operation in which ExxonMobil holds a financial interest, with the share reflecting the equity (67) Represents currently identified future investment (53) These emissions are equivalent to WRI Scope 2. interest. opportunities from 2021 through 2025, consistent with past practice, results, and announced plans. (54) Flaring increased in 2019 due to start-up of growth 520 millon tonnes of CO emissions is equivalent to 2 projects in the Upstream and as a result of implementing approximately 110 million passenger vehicles driven for (68) Global CCS Institute 2020 report and ExxonMobil analysis of measures to comply with new regulatory requirements in one year according to the the U.S. EPA greenhouse gas 2020 facility data. Car equivalency calculated with US EPA GHG Downstream and Chemical manufacturing. The 2020 flaring equivalences calculator equivalency calculator. reduction goal was met. https://www.epa.gov/energy/greenhouse-gas-equivalencies- (69) IPIECA climate change reporting framework: calculator (55) Cumulative figure. Supplementary guidance for the oil and gas industry on (48) https://methaneguidingprinciples.org voluntary sustainability reporting. Published by IPIECA in 2017. (49) https://www.iea.org/reports/methane-tracker-202054 | Updated 2021 Energy & Carbon Summary Footnotes (56) ASCE 7 is an American Society of Civil Engineers standard (41) E. Gencer, S. Torkamani, I. Miller, T. Wu, F. O’Sullivan, (50) ExxonMobil-operated emissions, reductions, and avoidance for Minimum Design Loads and Associated Criteria for Sustainable energy system analysis modeling environment: performance data are based on a combination of measured and Buildings and Other Structures that “describes the means for analyzing life cycle emissions of the energy transition, Applied estimated emissions data using reasonable efforts and collection determining dead, live, soil, flood, tsunami, snow, rain, Energy 277 (2020) 115550. methods. Calculations are based on industry standards and best atmospheric ice, earthquake, and wind loads, and their practices, including guidance from the American Petroleum (42) https://corporate.exxonmobil.com/Company/Policy/ combinations for general structure design.” Institute (API) and IPIECA. There is uncertainty associated with Political-contributions-and-lobbying the emissions, reductions, and avoidance performance data due (57) https://www.tceq.texas.gov/permitting/ to variation in the processes and operations, the availability of (43) Analysis based on implementation of plan in 2021. business_permitting.html sufficient data, quality of those data and methodology Resources for the Future: Analysis of alternative carbon tax used for measurement and estimation. Performance data may (58) https://corporate.exxonmobil.com/Locations/United- price paths for Climate Leadership Council (CLC) carbon include rounding of subcategories. Changes to the performance States/Baton-Rouge-area-operations-overview dividends plan, issue brief 18-07 by Marc Hafstead, 2019. data may be reported as part of the company’s annual publications as new or updated data and/or emission methodologies become (59) https://corporate.exxonmobil.com/Locations/United- (44) IEA, The Role of Gas in Today’s Energy Transitions, July available. Emissions, reductions, and avoidance estimates from States/Baytown-area-operations-overview#Aboutus 2019. non-ExxonMobil operated facilities are also included in the equity https://www.iea.org/reports/the-role-of-gas-in-todays- data and similarly may be updated as part of the company’s annual (60) https://corporate.exxonmobil.com/Locations/United- energy-transitions publications. ExxonMobil works with industry, including API and States/Beaumont-operations IPIECA, to improve emission factors and methodologies. (45) New York Times, How Does Your State Make Electricity?, (61) IPIECA/API, 2016. Estimating petroleum industry value October 2020. (51) The net equity greenhouse gas emissions metric was chain (Scope 3) greenhouse gas emissions - Overview of https://www.nytimes.com/interactive/2020/10/28/climate/ introduced in 2011 as a replacement for the direct equity methodologies how-electricity-generation-changed-in-your-state- greenhouse gas metric. Information has been restated back to election.html 2009 according to the new metric. The net equity greenhouse (62) IEA World Energy Outlook 2020, p. 171. gas metric includes direct and imported greenhouse gas (46) IEA, Global CO emissions in 2019, February 2020. 2 (63) IEA, ExxonMobil analysis. emissions and excludes emissions from exports (including Hong Kong Power through mid-2014). ExxonMobil reports (47) Calculations are based on the guidance provided in (64) ExxonMobil analysis greenhouse gas emissions on a net equity basis for all business API’s Compendium of Greenhouse Gas Emission Estimation operations, reflecting its percent ownership in an asset. Methodologies for the Oil and Gas Industry and IPIECA’s (65) Solomon Associates. Solomon Associates fuels and lubes Petroleum Industry Guidelines for Reporting Greenhouse Gas refining data available for even years only. (52) The addition of direct emissions and emissions associated Emissions. Greenhouse gas emissions are reported on a net with exported power and heat is equivalent to World equity basis for business operations, demonstrating a share of (66) ExxonMobil analysis of IPCC 74 Lower 2°C scenarios. Resources Institute (WRI) Scope 1. emissions from any facility or operation in which ExxonMobil holds a financial interest, with the share reflecting the equity (67) Represents currently identified future investment (53) These emissions are equivalent to WRI Scope 2. interest. opportunities from 2021 through 2025, consistent with past practice, results, and announced plans. (54) Flaring increased in 2019 due to start-up of growth 520 millon tonnes of CO emissions is equivalent to 2 projects in the Upstream and as a result of implementing approximately 110 million passenger vehicles driven for (68) Global CCS Institute 2020 report and ExxonMobil analysis of measures to comply with new regulatory requirements in one year according to the the U.S. EPA greenhouse gas 2020 facility data. Car equivalency calculated with US EPA GHG Downstream and Chemical manufacturing. The 2020 flaring equivalences calculator equivalency calculator. reduction goal was met. https://www.epa.gov/energy/greenhouse-gas-equivalencies- (69) IPIECA climate change reporting framework: calculator (55) Cumulative figure. Supplementary guidance for the oil and gas industry on (48) https://methaneguidingprinciples.org voluntary sustainability reporting. Published by IPIECA in 2017. (49) https://www.iea.org/reports/methane-tracker-2020

Exxon Mobil Corporation Corporate Headquarters 5959 Las Colinas Blvd. Irving, Texas 75039-2298 exxonmobil.com Important additional information regarding proxy solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.Exxon Mobil Corporation Corporate Headquarters 5959 Las Colinas Blvd. Irving, Texas 75039-2298 exxonmobil.com Important additional information regarding proxy solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.